Exhibit 4.44

Execution Version

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN

IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM

THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND

(ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Amended and Restated collaboration AGREEMENT

by and between

Pfizer inc.

and

biontech SE

March 17, 2020

Execution Version

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Execution Version

	4.11	Taxes.	38
	4.12	Currency, Source of Payments	39
	4.13	Method of Payment	40
	4.14	Record Keeping and Audits.	40
	4.15	No Guaranty of Success.	41
	4.16	No Other Compensation	41
	4.17	Late Payment	41
	4.18	No Double Counting	42
5.	Research and Development Plan		42
	5.1	Scope of Development and Updating of Plans	42
	5.2	Research and Development Plan	42
	5.3	Allocation of Responsibilities.	42
	5.4	Materials and Permitted Activities.	44
	5.5	Human Materials	44
6.	Contract Governance		44
	6.1	Alliance Managers	44
	6.2	Program Directors	45
	6.3	Joint Steering Committee.	45
	6.4	Other Committees	48
	6.5	Committee Decision-Making	51
7.	Manufacturing		52
	7.1	Development of Manufacture Process	52
	7.2	Manufacture of Candidates Products	52
	7.3	Quality Requirements	53
	7.4	Manufacturing Agreements	53
	7.5	Allocation of Responsibilities	55
	7.6	Quality Audits	55
8.	Development, Regulatory and Pharmacovigilance		55
	8.1	Development Matters	55
	8.2	Regulatory Matters.	57
	8.3	Pharmacovigilance and Pharmacovigilance Agreement.	60
	8.4	Product Complaints and Returns	63
	8.5	Clinical Trial Register	63
	8.6	Regulatory Exclusivity	63

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	8.7	Liability	63
	8.8	Objection Right	63
	8.9	Personal Data	64
9.	Commercialization		64
	9.1	Annual Plans.	64
	9.2	Pfizer Commercialization Responsibilities	65
	9.3	BioNTech Commercialization Responsibilities:	66
	9.4	Sales Force.	68
	9.5	Training Materials, Promotional Materials and Other Product Information	70
	9.6	Pricing, Reimbursement and Market Access	71
	9.7	Purchase Agreements with Governmental Authorities	72
	9.8	Product Packaging Configurations	73
	9.9	Product Orders; Invoicing; Distribution and Sales	73
	9.10	Returns	73
	9.11	Recalls and Withdrawals	73
	9.12	Co-branding	74
	9.13	Vaccine Technical Committees	74
	9.14	Diligence and Performance Standards	74
	9.15	Management of Representatives	75
10.	Medical Affairs		75
	10.1	Global Medical Activities	75
	10.2	Medical Science Liaisons.	75
	10.3	Training and Medical Education Materials	76
	10.4	Unsolicited Medical Requests	77
	10.5	Medical Information Content	78
	10.6	Medical Affairs Studies	78
11.	Intellectual Property		78
	11.1	Patent Committee	78
	11.2	Ownership of Intellectual Property	79
	11.3	Patent Rights.	80
	11.4	Enforcement of Patent Rights.	83
	11.5	Other Actions by Third Parties	87
	11.6	Purple Book Listings	87
	11.7	Allegations of Infringement and Right to Seek Third Party Licenses	87

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	11.8	Third Party Infringement Suits	88
	11.9	Product Trademarks	89
	11.10	Packaging and Labeling Rights and Licenses	92
	11.11	No Implied Licenses	92
12.	Confidentiality, Publications and Press Releases		93
	12.1	Confidentiality	93
	12.2	Authorized Disclosure	93
	12.3	Confidential Treatment of the Terms and Conditions, SEC Filings and Other Disclosures	95
	12.4	Residual Knowledge Exception	95
	12.5	Public Announcements; Publications.	95
	12.6	Non-Disclosure in the Fosun Territory	96
	12.7	Obligations in Connection with Change of Control	97
13.	Representations and Warranties		97
	13.1	Mutual Representations and Warranties	97
	13.2	Mutual Covenants	97
	13.3	Representations and Warranties of BioNTech	97
	13.4	Accuracy of Representations and Warranties.	101
	13.5	BioNTech Covenants	102
	13.6	Pfizer Covenants	106
	13.7	Notifications	108
	13.8	Representation by Legal Counsel	108
	13.9	BioNTech’s Knowledge	109
	13.10	Disclaimer	109
	13.11	Compliance Certificates	109
14.	Government Approvals; Term and Termination		109
	14.1	Government Approvals	109
	14.2	Term	109
	14.3	Termination for Cause by a Party	109
	14.4	Termination by Pfizer for Convenience.	110
	14.5	[***]	110
	14.6	Termination Following Certain Violations.	110
	14.7	Exclusion of termination rights	111
	14.8	Effects of Expiration or Termination	111
	14.9	Provision for Insolvency	115

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15.	Change of Control		116
	15.1	Change of Control	116
	15.2	Effects of Change of Control	117
16.	Limitation of Liability, Indemnification and Insurance		117
	16.1	No Consequential Damages	117
	16.2	Indemnification by Pfizer	118
	16.3	Indemnification by BioNTech	118
	16.4	Procedure	118
	16.5	Insurance	120
17.	Miscellaneous		120
	17.1	Assignment	120
	17.2	Further Actions	121
	17.3	Force Majeure	121
	17.4	Interpretation	121
	17.5	Notices	122
	17.6	Amendment	122
	17.7	Waiver	122
	17.8	Severability	122
	17.9	Descriptive Headings	123
	17.10	Global Trade Control Laws	123
	17.11	Dispute Resolution	124
	17.12	Governing Law	124
	17.13	Consent to Jurisdiction and Venue	124
	17.14	Entire Agreement	124
	17.15	Flu Collaboration	125
	17.16	Relationship of the Parties	125
	17.17	Counterparts	126
	17.18	No Third Party Rights or Obligations	126
	17.19	Conflicting Terms	127
Exhibit A Research and Development Plan			129
Exhibit B Pfizer Anti-Bribery and Anti-Corruption Principles			130
Exhibit C Pfizer’s Corporate Policy regarding Animal Care and Use (v. 1.2, June 18, 2017)			133
Schedule 1.21 Candidates			135
Schedule 1.45 Current Licenses			136

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Amended and Restated COLLABORATION AGREEMENT

This Amended and Restated Collaboration Agreement (the “Agreement”) is entered into with effect as of March 17, 2020 (the “Effective Date”), by and between Pfizer Inc., a corporation organized and existing under the laws of Delaware and having a principal place of business at 235 East 42nd Street, New York, New York, 10017 United States (“Pfizer”) and BioNTech SE, a corporation organized and existing under the laws of Germany and having a place of business at An der Goldgrube 12, D-55131 Mainz, Germany (“BioNTech”). Pfizer and BioNTech are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, BioNTech owns or otherwise Controls (as defined below) certain patents, patent applications, technology, know-how, scientific and technical information and other proprietary rights and information relating to the identification, research and development of Candidates (as defined below) in the Field (as defined below) for delivery via Delivery Technology (as defined below);

WHEREAS, Pfizer has extensive experience and expertise in the development and commercialization of pharmaceutical and biopharmaceutical products;

WHEREAS, in view of the current COVID-19 crisis, Pfizer and BioNTech wish to engage in expedited collaborative research and development pursuant to the Research and Development Plan (as defined below) to identify and develop Candidates for inclusion in the Product, seek expedited regulatory approval for such Product, and launch such Product in all countries of the Territory (as defined below) as quickly as reasonably possible;

WHEREAS, Pfizer and BioNTech wish that Pfizer Commercializes the Product in all countries of the Territory, subject to BioNTech having the right to exclusively Commercialize the Product in the BioNTech Commercialization Territory;

WHEREAS, BioNTech and Pfizer have entered into a Collaboration Agreement effective as of March 17, 2020 (the “Original Collaboration Agreement”) to govern their collaboration in the Development, Manufacturing and Commercialization of the Product in the Field;

WHEREAS, under Section 4 of Original Collaboration Agreement BioNTech and Pfizer have agreed upon a term sheet setting forth material terms for Commercialization of the Products which shall form the basis of a definitive commercialization agreement to be entered into after the signing of the Original Collaboration Agreement;

WHEREAS, BioNTech and Pfizer have decided to integrate the definitive terms of such commercialization agreement into the Original Collaboration Agreement and to replace the Original Collaboration Agreement by this Amended and Restated Collaboration Agreement which shall now include also the definitive terms for the commercialization of the Product; and

WHEREAS, in addition, BioNTech and Pfizer wish to amend or modify some of the terms of the Original Collaboration Agreement such that they are restated in their amended form in this Agreement.

Execution Version

NOW THEREFORE, in consideration of the premises and the mutual promises set forth herein, and intending to be legally bound, the Parties hereby agree to amend and restate the Original Collaboration Agreement as follows:

1.	Definitions

As used in this Agreement, the following capitalized terms will have the meanings set forth below:

1.1“Affiliate” means any entity directly or indirectly controlled by, controlling, or under common control with, a Person, but only for so long as such control will continue. For purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) means (a) possession, direct or indirect, of the power to direct or cause direction of the management or policies of an entity (whether through ownership of securities or other ownership interests, by contract or otherwise), or (b) beneficial ownership of more than 50% of the voting securities or other ownership or general partnership interest (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of an entity; provided, however, that where an entity owns a majority of the voting power necessary to elect a majority of the board of directors or other governing board of another entity, but is restricted from electing such majority by contract or otherwise, such entity will not be considered to be in control of such other entity until such time as such restrictions are no longer in effect. Notwithstanding the foregoing, for the purposes of this Agreement, AT Impf GmbH, having its place of business at Rosenheimer Platz 6, 81669 Munich, Germany, and any entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with AT Impf GmbH (other than BioNTech SE or any entity that is directly or indirectly controlled by BioNTech SE) (collectively, the "Impf Group") shall not be considered Affiliates of BioNTech.

1.2“Agreed Product Component” is defined in Section 6.4.1.2.

1.3“Amendment Signing Date” means 29 January 2021.

1.4“Annual Regional Commercialization Plan” means, with respect to a Commercialization Region and having regard to the objectives and principles of the Global Commercialization Plan, the applicable plan as may be established by the applicable RCC, and as updated from time to time by the applicable RCC, in each case pursuant to Section 9.1, for the applicable Calendar Year during the Term. It is acknowledged that if each Party has countries within its Commercialization Territory that lie within the same Commercialization Region, two separate Annual Regional Commercialization Plans may exist with each covering only those countries within one Party's Commercialization Territory.

1.5“Anti-Corruption Laws” means all applicable anti-bribery and anti-corruption laws and regulations, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, and the local laws and regulations of any countries in which Candidates or Products, payments or services will be provided or procured under or pursuant to this Agreement.

1.6“Applicable Data Protection Law” means all applicable personal data protection laws, rules and regulations, including the EU General Data Protection Regulation (“GDPR”).

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1.7“Bankruptcy Code” means Section 101(35A) of Title 11 of the United States Code, as amended, or such other legislation, Law or code with effect in another jurisdiction to which BioNTech or its Affiliates is subject having equivalent or reasonably similar purpose or provisions to the foregoing.

1.8“Binding Obligation” means, with respect to a Party (a) any oral or written agreement or arrangement that binds or affects such Party’s operations or property, including any assignment, license agreement, loan agreement, guaranty, or financing agreement, (b) the provisions of such Party’s charter, bylaws or other organizational documents or (c) any order, writ, injunction, decree or judgment of any court or Governmental Authority entered against such Party or by which any of such Party’s operations or property are bound.

1.9“Biologics License Application” or “BLA” means an application requesting permission from the FDA to introduce, or deliver for introduction, a biological product into interstate commerce, or any similar application or submission for marketing authorization of a product filed with a Regulatory Authority to obtain Regulatory Approval for such product in a country or group of countries, including an MAA.

1.10“BioNTech Commercialization Territory” means (a) Germany and Turkey, until such time, on a country by country basis, a BioNTech Territory Exit Option is exercised by BioNTech in respect of one or both of those countries and (b) those countries, on a country by country basis, which become Pfizer Exit Countries (if any).

1.11“BioNTech Commercial Materials” means any and all BioNTech Promotional Materials, BioNTech Training Materials, and all other literature or other information related to the Product and, in each case, created and provided by or on behalf of BioNTech hereunder.

1.12“BioNTech House Marks” means (a) the corporate logo of BioNTech, (b) the trademark “BioNTech”, (c) any other Trademark, trade name or service mark (whether registered or unregistered) containing the word “BioNTech”, and (d) any other corporate logo or Trademark used by BioNTech to identify BioNTech or its Affiliates; and all intellectual property rights and goodwill associated with any and all of the foregoing in clauses (a) through (d).

1.13“BioNTech Improvement” means any Research and Development Program Technology, regardless of inventorship, that is a modification or improvement made to the RNA Technology or RNA Process Technology and (a) would also be applicable to one or more candidates or products in addition to or other than the Candidates or Products (b) is not predominantly directed to the Pfizer Technology and (c) could have reasonably been developed without the aid, use or application of Pfizer Materials, Pfizer Improvements or Pfizer’s Confidential Information or any improvements or enhancements thereto.

1.14“BioNTech Know-How” means [***].

1.15“BioNTech Materials” means any tangible materials (but not information about or contained in such materials) owned or Controlled by BioNTech that relate to or embody the BioNTech Know-How or BioNTech Patent Rights.

1.16“BioNTech Patent Right” means any Patent Right (other than Pfizer Patent Rights or Patent Rights jointly owned by BioNTech and Pfizer pursuant to Section 11.2) in any form and

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whether pending or issued that (a) is Controlled by BioNTech or any of its Affiliates as of the Effective Date or comes into the Control of BioNTech or any of its Affiliates during the Term (other than, in either case, through the grant of a license by Pfizer) and (b) claims any BioNTech Know-How.

1.17“BioNTech Technology” means the BioNTech Patent Rights, BioNTech Materials, BioNTech Know-How. For avoidance of doubt, BioNTech Technology includes all Intellectual Property Rights Controlled by BioNTech pursuant to the Fosun Agreement.

1.18“BioNTech Third Party Agreement” means any agreement between BioNTech (or any of its Affiliates) and any Third Party (such Third Party, a “Third Party Licensor”) that (a) relates to any of the BioNTech Technology or Research and Development Program Technology, or (b) otherwise grants a license or otherwise transfers any right to practice under any Patent Rights or Know-How, in each case that relate to the Candidates or Products or activities under this Agreement. For clarity, all Current Licenses shall be deemed BioNTech Third Party Agreements hereunder and all Current Licensors shall be deemed Third Party Licensors hereunder.

1.19“Biosimilar Notice” means a copy of any application submitted by a Third Party to the FDA under 42 U.S.C. § 262(k) of the Public Health Service Act (or, in the case of a country of the Territory outside the United States, any similar law) for Regulatory Approval of a biopharmaceutical product, which application identifies a Product as the Reference Product with respect to such product, and other information that describes the process or processes used to manufacture the biopharmaceutical product.

1.20“Business Day” means a day other than a Saturday, Sunday or bank or other public holiday in New York, New York, USA or Mainz, Germany.

1.21“Candidate” means an immunogenic composition in the Field that comprises Unmodified RNA Technology, Modified RNA Technology or Replicon Technology that (a) is Developed pursuant to the Research and Development Plan, (b) is Controlled by BioNTech as of the Effective Date or from time to time during the Term or (c) is Exploited by any of the Parties or their Affiliates pursuant to this Agreement. Those Candidates Controlled by BioNTech and existing as of the Effective Date are set forth in Schedule 1.21.

1.22“Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.23“Calendar Year” means any twelve (12) month period beginning on January 1 and ending on the next subsequent December 31.

1.24“Capex Costs” means any capital expenditure costs associated with (a) the Research and Development Program or (b) the build-out, establishment, construction, expansion or investment in any Manufacturing facilities.

1.25“Change of Control” means, with respect to a Party (a) the acquisition of beneficial ownership, directly or indirectly, by any Person (other than such Party or an Affiliate of such Party, and other than by virtue of obtaining irrevocable proxies) of securities or other voting interest of such Party representing of the combined voting power of such Party’s then outstanding securities or other voting interests, (b) any merger, reorganization, consolidation or business combination

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involving such Party with a Third Party that results in the holders of beneficial ownership (other than by virtue of obtaining irrevocable proxies) of the voting securities or other voting interests of such Party (or, if applicable, the ultimate parent of such Party) immediately prior to such merger, reorganization, consolidation or business combination ceasing to hold beneficial ownership of at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization, consolidation or business combination, (c) any sale, lease, exchange, contribution or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of such Party to which this Agreement relates, other than a sale or disposition of such assets to an Affiliate of such Party or (d) the approval of any plan or proposal for the liquidation or dissolution of such Party (other than in circumstances where such Party is deemed a Debtor pursuant to Section 14.9).

1.26“Clinical Trial” means a human clinical study conducted on sufficient numbers of human subjects that is designed to (a) establish that a pharmaceutical product is reasonably safe for continued testing, (b) investigate the safety and efficacy of the pharmaceutical product for its intended use, and to define warnings, precautions and adverse reactions that may be associated with the pharmaceutical product in the dosage range to be prescribed or (c) support Regulatory Approval of such pharmaceutical product or label expansion of such pharmaceutical product. Without limiting the foregoing, Clinical Trial includes any Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial or other expedited clinical trial conducted by or on behalf of one or both Parties in connection with this Agreement.

1.27“CMC” means chemistry, manufacturing and controls.

1.28“Combination Product” means a product comprising a Candidate or Product in combination with one or more other therapeutically active ingredients (which includes any prophylactic activity) that are co-formulated as part of the same dosage form or packaged and administered to patient together. For the avoidance of doubt, adjuvants, including molecular adjuvants, are not considered therapeutically active ingredients for the purposes of this definition regardless of whether or not such adjuvant is packaged together with a Candidate or Product but in a separate container.

1.29“Commercialization Activities” means those activities to be performed by each Commercializing Party with respect to the Commercialization of the Product in the Commercialization Territory, including those under Section 9 of this Agreement.

1.30“Commercializing Party” shall mean, as applicable, (a) Pfizer (including Pfizer’s Affiliates) with respect to the countries included within the Pfizer Commercialization Territory or (b) BioNTech (including BioNTech’s Affiliates) with respect to the countries included with the BioNTech Commercialization Territory.

1.31“Commercialization Territory” shall mean either the Pfizer Commercialization Territory or the BioNTech Commercialization Territory, as applicable.

1.32“Commercialize” or “Commercializing” means to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize a compound or product. When used as a noun, “Commercialization” and “Commercialized” means any and all activities involved in Commercializing.

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1.33“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, those reasonable, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances, in particular taking into account the then-current urgency of the COVID-19 crisis. With respect to any efforts relating to the Development, Regulatory Approval or Commercialization of a Candidate or Product by a Party, generally or with respect to any particular country in the Territory, a Party will be deemed to have exercised Commercially Reasonable Efforts if such Party has exercised those efforts normally used by such Party having regard to the circumstances, in the relevant country, with respect to a compound or protein, product or product candidate, as applicable (a) of similar modality Controlled by such Party, (b) to which such Party has similar rights, (c) which is of similar market potential in such country, and (d) which is at a similar stage in its development or product life cycle, as any Candidate or Product, in each case, taking into account all Relevant Factors in effect at the time such efforts are to be expended. Further, to the extent that the performance of a Party’s obligations hereunder is adversely affected by the other Party’s failure to perform its obligations hereunder, the impact of such performance failure will be taken into account in determining whether such Party has used its Commercially Reasonable Efforts to perform any such affected obligations.

1.34“Committee” means one of the JSC, RCC, Patent Committee, Joint Safety Committee, JMC, JFC and JCC, and “Committees” means any two or more of the foregoing.

1.35“Compassionate Use Purposes” means, with respect to the Product, providing Product under any compassionate use or expanded access programs or other gratis donations, but excluding any sales of Product for cash or non-cash consideration under any Emergency Use Authorization.

1.36“Competitive Product” means a pharmaceutical product that incorporates an immunogenic composition comprising RNA in the Field that is intended to be, has been, or is being Exploited by a Third Party. For avoidance of doubt, Competitive Product does not include Product (a) Commercialized by or on behalf of BioNTech in the BioNTech Commercialization Territory pursuant to this Agreement; or (b) Commercialized outside of the Territory in accordance with the terms of the Fosun Agreement.

1.37“Compliance” means the adherence by the applicable Party and its Affiliates in all material respects to all applicable Laws and Party Specific Regulations, in each case with respect to the activities to be conducted by or on behalf of that Party under this Agreement.

1.38“Confidential Information” means, with respect to each Party, all Know-How or other information, including proprietary information and materials (whether or not patentable) regarding or embodying such Party’s or its Representatives’ technology, products, business information or objectives, that is communicated by or on behalf of the Disclosing Party to the Receiving Party or its permitted recipients, on or after the Effective Date, but only to the extent that: (a) such Know-How or other information in written form is marked in writing as “confidential” at the time of disclosure, (b) such Know-How or other information disclosed orally or in non-tangible form is identified by the Disclosing Party as “confidential” at the time of disclosure or within 30 days thereafter, or (c) such Know-How or other information (regardless of the form of disclosure) is disclosed in circumstances of confidence or would be understood by the Parties, exercising reasonable business judgment, to be confidential. Confidential Information does not

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include any Know-How or other information to the extent the Receiving Party can demonstrate by competent proof that such Know-How or other information (a) was already known by the Receiving Party (other than under an obligation of confidentiality to the Disclosing Party) at the time of disclosure by or on behalf of the Disclosing Party, (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party, (c) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party in breach of its obligations under this Agreement, (d) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party or (e) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information belonging to the Disclosing Party. Joint Know-How shall be deemed Confidential Information of either Party and either Party shall be deemed the Receiving Party in respect of Joint Know-How.

1.39“Contract Interest Rate” means one-half of one percent (0.5%) plus the rate for deposits in U.S. Dollars for a period of three-months as published by the ICE Benchmark Administration Limited, a United Kingdom Company (“LIBOR”); measured at 2 p.m. London/England time on the date payment is due. If the three-month LIBOR has been permanently discontinued, it will be replaced by a comparable or successor quoting service approved by the Parties. Interest will be calculated on a 365/360 basis.

1.40“Control” or “Controlled” means with respect to any Intellectual Property Right or material (including any Patent Right, Know-How or other data, information or material), the ability (whether by sole, joint or other ownership interest, license or otherwise, other than pursuant to this Agreement) to, without violating the terms of any agreement with a Third Party, grant a license or sublicense or provide access or other right in as provided in this Agreement, to or under such Intellectual Property Right or material.

1.41“Conversion Costs” means [***].

1.42“Copyright” means any copyright rights pertaining to the promotional materials and literature created or utilized by or on behalf of a Commercializing Party in connection with the Commercialization of Products in the by that Commercializing Party in its Commercialization Territory.

1.43“Cover”, “Covered” or “Covering” means, with respect to (a) a given Candidate or Product and Patent Right, that a valid claim of such Patent Right would, absent a license thereunder or ownership thereof, be infringed by the making, sale, offer for sale or importation of such Candidate or Product and (b) a given Candidate or Product and Know-How, that such Know-How would, absent a license thereunder or ownership thereof, be misappropriated or misused by the use or making of such Candidate or Product.

1.44“Current Good Manufacturing Practices” or “cGMP” means all applicable standards and applicable Laws relating to manufacturing practices for products (including ingredients, testing, storage, handling, intermediates) promulgated by the U.S. Food and Drug Administration and any other governmental authority (including, European Union or member state level and Japan), including, but not limited to, standards in the form of applicable Laws, guidelines, advisory opinions and compliance policy guides, and current interpretations of the applicable

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authority or agency thereof (as applicable to pharmaceutical and biological products and ingredients), as the same may be updated, supplemented or amended from time to time, in each case of those jurisdictions in which the products are Manufactured.

1.45“Current Licenses” means any agreement (a) that BioNTech or its Affiliates has entered into prior to the Effective Date with a Third Party and (b) pursuant to which BioNTech or its Affiliates are (i) granted rights to any BioNTech Technology as of the Effective Date or (ii) granted a license or otherwise transferred any right to practice under any Patent Rights or Know-How, in each case that relate to the Candidates or Products or activities under this Agreement. BioNTech’s Current Licenses are disclosed on Schedule 1.45.

1.46“Current Licensor” means any Third Party that is a party to a Current License.

1.47“Delivery Technology” means the BioNTech Know-How applicable to formulating nucleic acids to enable the delivery of such nucleic acids to target cells in vivo. For clarity, Delivery Technology does not [***].

1.48“Develop”, “Developed” or “Developing” means to discover, research or otherwise develop or improve a process, compound or product, including planning and conducting non-clinical and clinical research and development activities prior to grant of a Market Authorization Approval or any research or development conducted after receipt of a Market Authorization Approval, including those required by any Regulatory Authority to maintain any Market Authorization Approval. When used as a noun, “Development” means any and all activities involved in Developing.

1.49“Developing Countries Territory” means, to the extent BioNTech or any of its Affiliates receive Third Party funding from [***] to fund Development or Manufacturing of the Candidates or Products pursuant to this Agreement, those countries listed in Schedule 1.49 which are also defined in the relevant funding documents as “Developing Countries”; provided that if prior to the execution of such funding documents, the price of any medicinal product (including the Product) in any country within Schedule 1.49 is made relevant as a reference price for the sale of the Product in any country outside of the countries listed within Schedule 1.49, then such country shall be automatically removed as a country within Schedule 1.49, unless otherwise mutually agreed in writing by the Parties.

1.50“Development Budget” means the budget to be agreed and updated [***] by the JSC pursuant to Section 5.1 for all activities, costs and expenses that are to be funded as Shared Development Costs. The Development Budget existing on the signing of this Amended and Restated Collaboration Agreement is attached hereto as Schedule 1.50.

1.51“EMA” means the European Medicines Agency or any successor agency thereto.

1.52“Emergency Use Authorization” means an emergency use authorization, or any analogous approval for emergency situations, granted by a Governmental Authority or Regulatory Authority to warrant limited or conditional distribution of a pharmaceutical or vaccine product, including any granted pursuant to §564 of the FD&C Act (or any equivalent or comparable authorization granted by a Regulatory Authority elsewhere), in each case which is separate from a Market Authorization Approval.

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1.53“European Union” or “EU” means the countries of the European Union, as it is constituted as of the Effective Date, which consists of Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and, notwithstanding its departure from the European Union, shall for the purposes of this definition include the United Kingdom of Great Britain and Northern Ireland.

1.54“Expedited Trial Pathway” means a Clinical Trial protocol or pathway recognized or authorized by any Regulatory Authority for the emergency or expedited approval of medicines for human use, as opposed to a traditional Clinical Trial.

1.55“Exploit” means to Develop, Manufacture, Commercialize, use or otherwise exploit. Cognates of the word “Exploit” will have correlative meanings.

1.56“FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder.

1.57“FDA” means the United States Food and Drug Administration and any successor Governmental Authority having substantially the same function.

1.58“Field” means immunogenic compositions comprising RNA encoding a SARS-CoV-2 polypeptide or fragment thereof, including naturally occurring or engineered variants thereof, for prophylaxis against COVID-19 in humans.

1.59“First Commercial Sale” means, with respect to the Product in a given country in the Territory, the first shipment of the Product by the applicable Commercializing Party to a Third Party in such country for end use or consumption of the Product pursuant to an Emergency Use Authorization in such country or after grant of a Market Authorization Approval of such Product in such country or, if earlier, the invoicing of a Third Party for such shipment, excluding, however, any shipment or invoicing or other distribution of the Product for use in or for (a) a clinical trial, a Compassionate Use Purpose, named patient programs, sales under a treatment IND, test marketing, or any non-registrational studies or (b) any similar instance where the Product is supplied at or below the Commercializing Party’s Manufacturing Costs (excluding any margin) for such Product.

1.60“Flu Collaboration License” means the separate research collaboration and license agreement between, inter alia, the Parties for the development and commercialization of immunogenic compositions comprising RNA that encodes at least one Antigen for prophylaxis against influenza in humans dated July 20, 2018, as amended.

1.61“Fosun” means Shanghai Fosun Pharmaceutical Industrial Development, Co. Ltd, a company incorporated in China, and having a place of business at No. 1289 Yishan Road, Shanghai, China.

1.62“Fosun Agreement” means the Development and License Agreement concluded between BioNTech and Fosun on March 13, 2020.

1.63“Future License” means an agreement approved by the Parties (a) that BioNTech or its Affiliates enters into on or after the Effective Date with a Third Party or (b) that Pfizer or its Affiliates enters into on or after the Effective Date with a Third Party; which in the case of (a) and

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(b) grants a license (sublicensable in accordance with the licenses granted hereunder) to that Third Party's (“Future Licensor”) Intellectual Property Rights for the Development, Manufacture or Commercialization of the Candidates or Products by BioNTech and Pfizer in the Field, and which license is applicable to the Candidates or Products.

1.64“GAAP” means the then-current generally accepted accounting principles in the United States as established by the Financial Accounting Standards Board or any successor entity or other entity generally recognized as having the right to establish such principles in the United States, in each case, consistently applied.

1.65“GEIA” means the German Employee Invention Act.

1.66“GEIA Technology” means all BioNTech Technology and Research and Development Program Technology invented by employees of BioNTech or its Affiliates (solely or jointly with employees of Third Parties) under the jurisdiction of GEIA.

1.67“Global Commercialization Plan” means, the global plan established by the JCC pursuant to Section 9.1 with respect to the Territory as a whole, and as may be updated from time to time by the JCC for each Calendar Year during the Term, and from which any Annual Regional Commercialization Plan shall be derived.

1.68“Global Trade Control Laws” include, but are not limited to, the U.S. Export Administration Regulations; the U.S. International Traffic in Arms Regulations; the economic sanctions rules and regulations implemented under statutory authority or President’s Executive Orders and administered by the U.S. Treasury Department’s Office of Foreign Assets Control; European Union (EU) Council Regulations on export controls, including Nos.428/2009, 267/2012; other EU Council sanctions regulations, as implemented in EU Member States; United Nations sanctions policies; all relevant regulations and legislative instruments made under any of the above; other relevant economic sanctions, export and import control laws, and other laws, regulations, legislation, orders and requirements imposed by a relevant Governmental Authority.

1.69“Government” or “Governmental Authority” is to be broadly interpreted and includes (a) any national, federal, state, local, regional or foreign government, or level, branch, or subdivision thereof; (b) any multinational or public international organization or authority; (c) any ministry, department, bureau, division, authority, agency, commission, or body entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power; (d) any court, tribunal, or governmental arbitrator or arbitral body; (e) any government-owned or controlled institution or entity; (f) any enterprise or instrumentality performing a governmental function; and (g) any political party.

1.70“Government Official”, to be broadly interpreted, means (a) any elected or appointed government official (e.g., a member of a ministry of health), (b) any employee or person acting for or on behalf of a government official, Governmental Authority, or other enterprise performing a governmental function, (c) any political party, candidate for public office, officer, employee, or person acting for or on behalf of a political party or candidate for public office, (d) any member of a military or a royal or ruling family, and (e) any employee or person acting for or on behalf of a public international organization (e.g., the United Nations). For clarity, healthcare

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providers employed by Government-owned or -controlled hospitals, or a person serving on a healthcare committee that advises a Government, will be considered Government Officials.

1.71“Gross Profit” means [***].

1.72“GxP” means, collectively, all relevant good practice quality guidelines and regulations, encompassing such internationally recognized standards as Good Manufacturing Practice (GMP), Good Clinical Practice (GCP), Good Laboratory Practice (GLP), Good Distribution Practice (GDP), and Good Review Practice (GRP).

1.73“HCP” or “Healthcare Professional” includes any physician, nurse, pharmacist, or other person who may administer, prescribe, purchase or recommend pharmaceutical products or other healthcare products.

1.74“House Marks” means the Pfizer House Marks or the BioNTech House Marks, as the case may be.

1.75“Human Material” means any biological samples of one or more Subjects collected, provided or utilized by BioNTech during the Research and Development Plan pursuant to this Agreement.

1.76“ICF” means an informed consent form that was approved by a qualified Institutional Review Board or Independent Ethics Committee (“IRB / IEC”) in accordance with all applicable Laws and recognized international standards for the protection of human research subjects.

1.77“IFRS” means International Financing Reporting Standards, as in effect from time to time, together with its pronouncements thereon from time to time, consistently applied.

1.78“IND” means an Investigational New Drug Application submitted under the FD&C Act, or an analogous application or submission with any analogous agency or Regulatory Authority outside of the United States for the purposes of obtaining permission to conduct Clinical Trials.

1.79“Intellectual Property Rights” means any and all (a) Patent Rights, (b) proprietary rights in Know-How, including trade secret rights, (c) proprietary rights associated with works of authorship and software, including copyrights, moral rights, and copyrightable works, and all applications, registrations, and renewals relating thereto, and derivative works thereof, (d) other forms of proprietary or intellectual property rights however denominated throughout the world, other than trademarks, service marks, trade names, trade dress, domain names and other indicators of origin.

1.80“Internal Compliance Codes” means a Party’s internal policies and procedures intended to ensure that such Party and its Affiliates comply with applicable Laws, Party Specific Regulations, and such Party’s applicable internal policies and procedures, including such policies and procedures regarding compliance with such Party’s ethical, medical and similar standards.

1.81“Joint Commercialization Committee” or “JCC” has the meaning defined in Section 6.4.1.

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1.82“Joint Steering Committee” or “JSC” means the steering committee described in Section 6.3.1.

1.83“Joint Know-How” means any Research and Development Program Know-How, whether or not patentable, made or created jointly by (a) BioNTech or any of its Representatives and (b) Pfizer or any of its Representatives, which does not constitute BioNTech Know-How, Product Know-How or Pfizer Know-How.

1.84“Joint Patent Rights” means Research and Development Program Patent Rights that claim or disclose any invention included in Joint Know-How.

1.85“Joint Steering Committee” or “JSC” means the steering committee described in Section 7.3.1 of this Agreement, and in the event the JSC is dissolved pursuant to Section 6.3.6 but this Agreement survives, all references to the JSC shall mean the Joint Commercialization Committee.

1.86“Joint Technology” means the Joint Know-How and the Joint Patent Rights.

1.87“Know-How” means any proprietary invention, discovery, development, data, information, process, method, technique, technology, result, cell line, cell, antibody or other protein, compound, probe, nucleic acid, (including RNAi) or other sequences or other know-how, whether or not patentable, and any physical embodiments of any of the foregoing or any information contained in any of the foregoing. Know-How does not include Patent Rights, Copyrights, Product Trademarks, Pfizer House Marks or BioNTech House Marks.

1.88“Law” means any law, statute, rule, regulation, order, judgment or ordinance of any Governmental Authority, including all applicable Anti-Corruption Laws, Applicable Data Protection Laws, accounting and recordkeeping laws, and laws relating to interactions with HCPs and Government Officials. For the avoidance of doubt, any specific references to any applicable Law or any portion thereof shall be deemed to include all then-current amendments thereto or any replacement or successor law, statute, standard, ordinance, code, rule, regulation, resolution, promulgation, order, writ, judgment, injunction, decree, stipulation, ruling or determination thereto.

1.89“MA Holder” means, on a country by country basis within the Territory, the Party (or its Affiliate or designee under its control) that holds the Regulatory Approval required for the Commercialization of the Product in such country.

1.90“Major EU Market Country” means any of France, Germany, Italy, Spain or the United Kingdom.

1.91“Major Market Country” means the Major EU Market Countries, the United States and Japan.

1.92“Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store, and, for the purposes of further Manufacturing, distribute, import or export, a compound or product or any component thereof. When used as a noun, “Manufacture”, “Manufactured” or “Manufacturing” means any and all activities involved in Manufacturing a compound or protein, device or product or any component thereof.

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1.93“Manufacturing Costs” means [***].

1.94“Manufacturing Plan” means the plan for establishing Manufacturing and the Manufacturing facilities, as well as the Manufacturing obligations of each Party, in respect of the Candidates and Products, as such plan may be updated and modified from time to time pursuant to Section 5.1 and Section 6.4.4. The Manufacturing Plan existing on the signing of this Amended and Restated Collaboration Agreement is attached hereto as Schedule 1.94.

1.95“Manufacturing Variances” means [***].

1.96“Market Authorization Approval” means the approval by all relevant Governmental Authorities of a Marketing Authorization Application in a given country or regulatory jurisdiction (but which will not include any Pricing and Reimbursement Approvals).

1.97“Marketing Authorization Application” or “MAA” means an application to a Governmental Authority for approval to market the Product (but excluding Pricing and Reimbursement Approval) in a country or a regulatory jurisdiction including a BLA or an application for conditional use approval.

1.98“Medical Activities” means MSL Activities and Global Medical Activities.

1.99“Medical Science Liaison” or “MSL” means a field-based colleague that is part of a Party’s medical organization (whether or not such field-based colleagues are titled as such within the respective Party’s medical organization) and who will have no responsibility for promotion, detailing or marketing of the Product.

1.100“Materials” means the Pfizer Materials or the BioNTech Materials, as the context requires.

1.101“Modified RNA” means an mRNA that has been modified by the incorporation of one or more modified nucleosides, excluding the 5’ CAP.

1.102“Modified RNA Technology” means [***].

1.103“MSL Activities” means, for each country in the Territory, those activities not related to the promotion, detailing, or marketing of the Product, but which are otherwise set forth in the relevant medical section of the Annual Regional Commercialization Plan, if any, approved for such country, or where no such plan exists as determined by the applicable Commercializing Party, consisting of the following activities: (a) HCP-facing field-based medical communication activities utilizing Medical Education Materials and medical content approved by the applicable Commercializing Party to support the safe and effective use of the Product for approved indications, including indications authorized under an Emergency Use Authorization, or as permitted under applicable Laws other indications identified by the Commercializing Party for its Commercialization Territory; (b) responses to UMRs; (c) scientific exchange activities utilizing medical resources approved by the applicable Commercializing Party created for such purpose; (d) field-based medical support at medical congresses, including drafting post-congress summary reports for internal use; (e) gathering field-based customer insights for internal use and (f) other non-promotional activities approved for MSLs pursuant to the Parties’ compliance policies and

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local laws and regulations. For clarity, MSL Activities specifically exclude Global Medical Activities.

1.104“Mutation” means [***].

1.105“Net Sales” means with respect to a Product [***]

1.106“Packaging Configuration” means the number of vial boxes, vials per box, and doses of Product per vial in the commercial packaging presentation of the Product for sale or use in the Territory.

1.107“Packaging and Labeling” means primary, secondary or tertiary packaging and labeling of Product (in its commercial packaging presentation) for sale or use in the Territory, including insertion of materials such as patient inserts, patient medication guides, and professional inserts and any other written, printed or graphic materials accompanying the Product and any brand security or anti-counterfeiting measures included in the packaging elements for the Product considered to be part of the finished packaged Product, and all testing and release thereof.

1.108“Party Specific Regulations” means all non-monetary judgments, decrees, orders or similar decisions issued by any Governmental Authority specific to a Party, and all consent decrees, corporate integrity agreements, or other agreements or undertakings of any kind by a Party with any Governmental Authority, in each case as the same may be in effect from time to time and applicable to a Party’s activities contemplated by this Agreement.

1.109“Patent Rights” means any and all (a) issued patents, (b) pending patent applications, including all provisional applications, non-provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals, applications sharing a priority claim and all patents granted thereon, (c) patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) other forms of government-issued rights substantially similar to any of the foregoing and (f) United States and foreign counterparts of any of the foregoing.

1.110“Patient or HCP Support Program Trademark” means any Trademark (whether or not registered) which is solely for use on, with, or to refer to a Party's patient or HCP support programs or patient assistance programs relating to the Product (where such Trademark does not incorporate a Product Trademark, the Pfizer House Marks or BioNTech House Marks, as applicable), and all intellectual property rights and goodwill associated with the foregoing.

1.111“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

1.112“Personal Data” means any information relating to an identified or identifiable natural person as further specified in Art. 4 no. 1 of the GDPR.

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1.113“Pfizer Commercial Materials” means any and all Pfizer Promotional Materials, Pfizer Training Materials, and all other literature or other information related to the Product and, in each case, created and provided by or on behalf of Pfizer hereunder.

1.114“Pfizer Commercialization Territory” means the Territory, except for countries within the BioNTech Commercialization Territory from time to time.

1.115“Pfizer Exit Countries” means, on a country by country basis, those countries out of the United Arab Emirates, South-East Asia and the Developing Countries Territory where Pfizer elects, pursuant to this Agreement, not to Commercialize the Product pursuant to any Pfizer Country Exit Option as described in Section 3.12.2.

1.116“Pfizer House Marks” means (a) the corporate logo of Pfizer, (b) the trademark “Pfizer”, (c) any other Trademark, trade name or service mark (whether registered or unregistered) containing the word “Pfizer”, (d) any other corporate logo or Trademark of Pfizer used by Pfizer to identify Pfizer or its Affiliates; and all intellectual property rights and goodwill associated with any and all of the foregoing in clauses (a) through (d).

1.117“Pfizer Improvements” means any Research and Development Program Technology, regardless of inventorship, that is a modification or improvement to the Pfizer Technology and (a) would also be applicable to one or more candidates or products in addition to or other than the Candidates or Products, (b) is not predominantly directed to the Candidates or Products or the RNA Technology or RNA Process Technology and (c) could have reasonably been developed without the aid, use or application of BioNTech Materials, BioNTech Know-How or BioNTech’s Confidential Information or any improvements or enhancements thereto.

1.118“Pfizer Know-How” means [***].

1.119“Pfizer Patent Right” means any Patent Right (other than Patent Rights jointly owned by BioNTech and Pfizer pursuant to Section 11.2) in any form and whether pending or issued that (a) is Controlled by Pfizer or any of its Affiliates on the Effective Date or that comes into the Control of Pfizer or any of its Affiliates during the Term (other than, in either case, through the grant of a license by BioNTech), and (b) claims any Pfizer Know-How.

1.120“Pfizer Quarter” means each of the four (4) successive thirteen (13) week periods, the first such thirteen (13) week period (a) with respect to the United States, commencing on January 1 of any Pfizer Year and (b) with respect to any country in the Territory other than the United States, commencing on December 1 of any Pfizer Year. Wherever non-country specific timelines are specified in this Agreement in reference to a Pfizer Quarter, such reference shall be deemed to be made to the Pfizer Year applicable in the United States.

1.121“Pfizer Technology” means the Pfizer Patent Rights, Pfizer Materials and Pfizer Know-How.

1.122“Pfizer Year” means the twelve (12) month fiscal periods observed by Pfizer (a) commencing on January 1 with respect to the United States; and (b) commencing on December 1 with respect to any country in the Territory other than the United States.

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1.123“Phase I Clinical Trial” means a Clinical Trial that generally provides for the first introduction into humans of a pharmaceutical product with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product, in a manner that is generally consistent with 21 CFR § 312.21(a), as amended (or its successor regulation), provided, however, a Phase I Clinical Trial does not include any study generally characterized by the FDA as an “exploratory IND study” in CDER’s Guidance for Industry, Investigators, and Reviewers Exploratory IND Studies, January 2006, irrespective of whether or not such study is actually performed in the United States or under an IND. A so-called Phase I/II Clinical Trial shall be deemed to be a Phase I Clinical Trial unless such trial, when completed, allows Pfizer to proceed directly to a Phase III Clinical Trial.

1.124“Phase II Clinical Trial” means a Clinical Trial, the principal purpose of which is to make a preliminary determination as to whether a pharmaceutical product is safe for it intended use and to obtain sufficient information about such product’s efficacy, in a manner that is generally consistent with 21 CFR § 312.21(b), as amended (or its successor regulation), to permit the design of further Clinical Trials.

1.125“Phase III Clinical Trial” means a pivotal Clinical Trial with a defined dose or a set of defined doses of a pharmaceutical product designed to ascertain efficacy and safety of such product, in a manner that is generally consistent with 21 CFR § 312.21(c), as amended (or its successor regulation), for the purpose of enabling the preparation and submission of an NDA.

1.126“Price Approval” means, in any country where a Governmental Authority authorizes reimbursement for, or approves or determines pricing for, pharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination (as the case may be).

1.127“Product” means any pharmaceutical product in a formulation suitable for administration to humans that [***].

1.128“Product Component” means any component or consumable additional to the Product (e.g., diluent, needles or syringes) that are supplied by on behalf of a Commercializing Party for use in the administration of the Product to a patient, other than where such components or consumables are supplied through a separate sale or as part of the same sale, but where the customer is charged for such components or consumables at cost or at greater than cost thereof.

1.129“Product Know-How” means any Research and Development Program Know-How that is predominantly directed to the composition of matter, treatment with, or the delivery of, Manufacture, form, formulation, or use of a Candidate or Product in the Field and is not generally applicable to compositions or products in addition to or other than a Candidate or Product.

1.130“Product Materials” means all raw or intermediate materials (including, without limitation, active pharmaceutical ingredients and excipients, vectors, plasmids and mRNA), labeling or packaging materials and components needed for the Manufacture and supply of a given Candidate or Product.

1.131“Product Patent Rights” means any Patent Right that claims any invention included in Product Know-How.

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1.132“Product Shipping and Storage Costs” means [***].

1.133“Product Technology” means the Product Know-How and Product Patent Rights.

1.134“Product Trademarks” means any Trademark, (whether registered or unregistered) selected with the mutual consent of the Parties through the JCC which is solely for use on, with, or to refer to the Product (other than Pfizer House Marks and BioNTech House Marks, as applicable), and all intellectual property rights and goodwill associated with the foregoing, but excluding any Patient or HCP Support Program Trademark.

1.135“Professional Requirements” means (a) FDA’s regulations and guidelines concerning the advertising of prescription drug products, (b) the American Medical Association’s Guidelines on Gifts to Physicians, (c) the ACCME Standards for Commercial Support of Continuing Medical Education, (d) the European Federation of Pharmaceutical Industries and Associations (EFPIA), (e) the Pharmaceutical Supply Chain Initiative (PSCI) Pharmaceutical Industry Principles for Responsible Supply Chain Management, (f) the relevant Codes and Guidelines established by PhRMA relating to marketing practices and (h) all other accepted national and international pharmaceutical industry codes of practice in and for the relevant countries in the Territory.

1.136“Professional Sales Representative” or “PSR” means a pharmaceutical sales representative employed (either full time or part time) by or on behalf of a Party or its Affiliates to promote and deliver details for the Product.

1.137“Prosecution and Maintenance” means (a) the preparation, filing, and prosecution of patent applications and maintenance of Patent Rights, as well as re-examinations and reissues with respect to such Patent Rights, together with the conduct of interferences, post–grant proceedings (including post-grant review, inter-parties review, and derivation proceedings in the U.S.) and the defense of oppositions with respect to such Patent Rights and (b) the preparation, filing, and prosecution of Trademark applications and maintenance and renewal of Trademarks, the handling of office actions, objections or rejections issued by trademark offices, and the defense of oppositions with respect to such Trademark application or Trademark; and “Prosecute and Maintain” has the correlative meaning.

1.138“Public Health Service Act” or “PHS Act” means the United States Public Health Service Act (42 U.S.C. 201 et seq), as amended from time to time (including any rules and regulations promulgated thereunder) or any subsequent or superseding law, statute or regulation.

1.139“Recall Costs” means actual costs incurred by a Party or its Affiliates as the direct result of a recall or withdrawal of the Product in a country in the Territory, such as administrative costs associated with administering the recall or withdrawal, notification, packing, shipping, distribution and destruction costs, Product replacement costs and reimbursements, penalties payable to customers and other payments to Third Parties as a direct result of such recall or withdrawal, but will not include internal costs to the extent such costs are not included in Manufacturing Costs or indirect costs such as loss of reputation or goodwill or loss of indirect profits.

1.140“Regional Commercialization Committee” or “RCC” means any of the regional committees established pursuant to Section 6.4.2.

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1.141“Regulatory Approval” means all technical, medical and scientific licenses, registrations, authorizations and approvals (including conditional use approvals and approvals of INDs, NDAs, MAAs, BLAs, supplements and amendments, pre- and post- approvals and labeling approvals) of any Regulatory Authority, necessary or useful for the use, Development, Manufacture, and Commercialization of a pharmaceutical or biopharmaceutical product in a regulatory jurisdiction, including commercially reasonable Price Approvals and commercially reasonable Third Party reimbursement approvals, including for the avoidance of doubt any Emergency Use Authorization.

1.142“Regulatory Authority” means, with respect to a country in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of any license, approval or authorization (including a regulatory approval or emergency use authorization) to Develop, Manufacture, Commercialize or Exploit pharmaceutical products in such country.

1.143“Related Agreement” means the Pharmacovigilance Agreement entered into or to be entered into or amended pursuant to Section 8.3.3, supply agreements and quality agreements entered into or to be entered into or amended pursuant to Sections 7.4.1 and 7.4.2, and any other agreements entered into or to be entered into between the Parties or their Affiliates in connection with the Development, Regulatory Approval, Manufacture or Commercialization of a Candidate or Product.

1.144“Relevant Factors” means all relevant factors that may affect the Development, Regulatory Approval or Commercialization of a Candidate or Product, including (as applicable): [***].

1.145“Replicon” means an RNA molecule(s) that comprises a gene encoding a polymerase that can, when the RNA molecule(s) is introduced into a cell, replicate the same or a different RNA molecule(s), that also comprises a gene or a sequence encoding at least one non-human polypeptide that is capable of eliciting an immune response (an “Antigen”) and does not comprise the full set of genes required to make an infectious virus and is capable, when introduced into a cell, of expressing detectable levels of the encoded Antigen.

1.146“Replicon Product” means any Product comprising Replicon Technology.

1.147“Replicon Technology” means the BioNTech Know-How applicable to Replicons. For clarity, Replicon Technology does not include Modified RNA Technology, Unmodified RNA Technology or Delivery Technology.

1.148“Representatives” means (a) with respect to Pfizer, Pfizer, its Affiliates, its Sublicensees and subcontractors, and each of their respective officers, directors, employees, consultants, contractors and agents and (b) with respect to BioNTech, BioNTech, its Affiliates, its Sublicensees and subcontractors, and each of their respective officers, directors, employees, consultants, contractors and agents.

1.149“Research and Development Plan” means the research and development plan to define the Development activities pursuant to the collaboration anticipated under this Agreement

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(including, for the avoidance of doubt, any post-Marketing Authorization Approval Development activities but excluding any Medical Activities and Medical Affairs Studies) as may be amended from time to time pursuant to Section 5.1. The Research and Development Plan existing on the signing of this Amended and Restated Collaboration Agreement is attached hereto as Exhibit A.

1.150“Research and Development Program” means the program of collaboration between the Parties to Develop and Manufacture (but not Commercialize) Candidates and Products in the Field, including the activities described in the Research and Development Plan.

1.151“Research and Development Program Know-How” means any and all Know-How, Candidates and Products, whether or not patentable, made or created solely by or on behalf of either Party or its Representatives in the conduct of activities under the Research and Development Plan, made or created jointly by or on behalf of (a) BioNTech or its Representatives and (b) Pfizer or its Representatives in the conduct of activities under the Research and Development Plan.

1.152“Research and Development Program Patent Rights” means any and all Patent Rights claiming or disclosing any invention included in Research and Development Program Know-How.

1.153“Research and Development Program Technology” means the Research and Development Program Patent Rights and Research and Development Program Know-How.

1.154“Residual Knowledge” means knowledge, techniques, experience and Know-How that (a) are, or are based on, any Confidential Information of the Disclosing Party and (b) are retained in the unaided memory of any authorized Representative of the Receiving Party after having access to such Confidential Information. An individual’s memory will be considered to be unaided if the individual has not intentionally memorized the Confidential Information for the purpose of retaining and subsequently using or disclosing it.

1.155“RNA” means ribonucleic acid.

1.156“RNA Process Technology” means the BioNTech Know-How used to Manufacture Candidates or Products.

1.157“RNA Technology” means Replicon Technology, Unmodified RNA Technology, Modified RNA Technology and Delivery Technology that is, in each case, used by BioNTech in the Research and Development Program.

1.158“Sales Manager” means a full or part time employee of a Commercializing Party (or a its subcontractor) that is responsible for the direct supervision of the PSRs of or on behalf of such Commercializing Party who detail the Product in the Territory under this Agreement.

1.159“Shared Development Cost” means [***].

1.160“Signing Date” means April 9, 2020.

1.161“South-East Asia” means [***].

1.162“Subject” means the individual donor of the Human Material or of the original tissues from which the Human Material was derived.

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1.163“Sublicensee” means any Person to whom a Party grants or has granted, directly or indirectly, a license or sublicense of any of the same Intellectual Property Rights licensed to such Party by the other Party under this Agreement in accordance with Section 3.7. For the avoidance of doubt, distributors used by a Commercializing Party to Commercialize Product in a country or region shall not be regarded a Sublicensee.

1.164“Tax” means all corporation tax, advance corporation tax, income tax, capital gains tax, value added tax, customs and other import duties, inheritance tax, purchase tax, capital duties, social insurance contributions, foreign taxation and duties and all penalties, charges and interest relating to any of the foregoing or resulting from a failure to comply with the provisions of any enactment relating to any of the foregoing.

1.165“Territory” means worldwide, except for the People's Republic of China (including Hong Kong SAR and Macau SAR) and Taiwan.

1.166“Third Party” means any Person other than Pfizer, BioNTech or their respective Affiliates.

1.167“Third Party License” means a Current License or a Future License.

1.168“Third Party License Payment” shall mean a payment due to a Current Licensor or Future Licensor pursuant to a Current License or Future License, as applicable, that is [***]. For the avoidance of doubt, [***].

1.169“Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.

1.170“Transfer Price” shall mean [***] of such Candidate or Product, subject to any different percentage between [***] as determined by the JCC through mutual consent, to be applied for Products to be supplied to the Developing Countries Territory or to take account of any supply requirements of any Governmental Authority within the Territory or pursuant to the terms and conditions of any funding agreement with a Third Party Funder [***].

1.171“United States” or “U.S.” means the United States of America and its territories and possessions.

1.172“Unmodified RNA” means an mRNA that [***].

1.173“Unmodified RNA Technology” means the BioNTech Know-How applicable to Unmodified RNA. For clarity, Unmodified RNA Technology does not include Replicon Technology, Modified RNA Technology or Delivery Technology.

1.174“Unsolicited Medical Request” or “UMR” means unsolicited requests for medical information from any Third Party communicated to a Party in any manner addressing on-label use, off-label use or unapproved indications of a Product or Candidates under Development.

1.175“UPC Agreement” means the treaty Agreement on the Unified Patent Court signed 19 February 2013, as may be amended or superseded from time.

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1.176“Vaccine Technical Committee” means a duly established and recognized multidisciplinary group of national medical and public health experts responsible for providing independent, evidence-based advice and recommendations to ministries of health or other relevant government policy makers on issues related to immunization and vaccines in a particular country or region.

The following terms are defined in the section of this Agreement listed opposite each term:

Defined Term	Section in Agreement
Acquirer	15.2.2
Acquisition Program	15.1.1
Additional Commitment Country	3.12.2
Additional Patent Jurisdictions	11.3.1.1
Affected Party	15.1
Agreement	Preamble
Alliance Managers	6.1
Annual Net Sales Level	4.8
Audited Party Auditing Party	4.14 4.14
BARDA	4.5.1
Benefit Plans	17.16.2
BioNTech	Preamble
BioNTech Deferred Development Costs	4.4.2
BioNTech Enforcement Patent Rights	11.4.2
BioNTech Indemnified Party	16.2
BioNTech JSC Members	6.3.1
BioNTech Medical Training Materials	10.3.2
BioNTech Promotional Materials	9.5.3
BioNTech Prosecution Patent Rights	11.3.1.1
BioNTech Territory Exit Option	3.12.1
BioNTech Training Materials	9.5.2
Branded Prescription Drug Fee	4.11.5
Budget Deviation	6.4.1.1
Capex Funding	4.5.1
Change of Control Party	12.7
Commercialization Materials	9.12
Commercialization Region	6.4.2
Commercialization Sales Milestone Payment	4.8
Compliance Committee	6.4.5
Consequential Damages	16.1
Competitive Product Infringement	11.4.3
Continuing Party	11.3.2
Croda	7.4.2.4
Croda Agreement	7.4.2.4
Cure Plan	3.8.3

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Debtor	14.9.1
Declining Party	11.3.2
Deferred Payment Period	4.4.2
Disputed Matter	6.5.2
Disclosing Party	12.1
Enforcement Action	11.4.1
Effective Date	Preamble
Equity Investment	4.2
Executive Officer	6.5.4
Expedited Milestone Refund	4.10.2.3
Force Majeure	17.3
Fosun Territory	3.13.1
FTO Action	11.7.1
Global Medical Activities	10.1
Hiring Party	17.16.2
Impf Group	1.1
Incremental Withholding Taxes	4.11.1
Indemnified Party	16.4.1
Indemnifying Party	16.4.1
Infringements	11.9.7.1
Infringement Claim	11.8
Investment Agreement	4.2
IRB / IEC	1.76
JCC	6.4.1
JFC	6.4.3
JMC	6.4.4
JSC Chair	6.3.2
Key Patent Jurisdictions	11.3.1.1
Lead Development Party	8.1.1
Lead Party	4.5.1
Lead Regulatory Party	8.2.1
Liabilities	16.2
Licensed Activities	11.7.1
Litigation Conditions	16.4.2
Losses	17.16.3
Medical Affairs Studies	10.6
Medical Education Materials	10.3.4
Medical Information Content	10.5
MSL Activities	10.1
NHP	17.16.3
NHP Indemnitees	17.16.3
Notice of Dispute	17.11.1
Notified Party	4.9.3
Original Collaboration Agreement	Preamble
Party or Parties	Preamble
Patent Committee	11.1
Patent Term Extension	11.3.4
Paying Party	4.10.2.2
Pfizer	Preamble

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Pfizer Country Exit Option	3.12.2
Pfizer Indemnified Party	16.3
Pfizer JSC Members	6.3.1
Pfizer Materials	5.4.1
Pfizer Medical Training Materials	10.3.1
Pfizer Promotional Materials	9.5.3
Pfizer Training Materials	9.5.1
Pharmacovigilance Agreement	8.3
Pricing and Reimbursement Guidelines	9.6.1
Prosecution Proceedings	11.3.5
Program Director and Program Directors	6.2
Promotional Materials	9.5.3
Proportional Adjustment	4.10.2.3
Receiving Party	12.1
Reference Product Sponsor	11.4.6.2
Regulatory Approval Milestone	4.3
Relevant Line Item	6.4.1.1
Reporting Party	4.9.3
Restricted Market	17.10.1
Restricted Parties	17.10.2
Restricted Party List	17.10.2
Review Period	12.5.2
ROW	8.1.2
Standard Conversion Cost	1.93
Standard Product Materials Cost	1.93
Term	14.2
Termination Effective Date	14.8.5.1
Terminated Product Data	14.8.6.2
Terminated Territory	14.8.5.2
Third Party Claim	16.4.1
Third Party Funder	4.5.1
Third Party Licensor	1.18
Third Party Royalties	4.10.1.1
Transfer Price True Up Period	4.9.4
Upfront Payment	4.1
VAT	4.11.2
Violating Party	14.6.1
Withholding Taxes	4.11.1
2.	Scope and Spirit of Collaboration

2.1Scope of Collaboration. Subject to the terms and conditions of this Agreement, the Parties shall (a) cooperate in good faith to conduct their respective activities under the Agreement; and (b) establish one or more committees as described in Section 6 of this Agreement to oversee and coordinate the Development, Manufacture and Commercialization of Candidates and Products in the Territory.

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2.2Spirit of Collaboration. Without prejudice to the terms and conditions of this Agreement, each Party shall endeavor, in good faith, to conduct themselves in the collaboration hereunder, in all material respects, in the spirit of (i) honest and constructive good faith cooperation and (ii) with appropriate transparency between the Parties.

2.3Reviewing of and Commenting on Documents. Subject to Section 2.2, but without prejudice to the terms and conditions of this Agreement, to the extent either Party has the right or obligation to review, comment or approve any documents, filings or other activities of the other Party pursuant to this Agreement, such Party shall endeavor to conduct such review, or provide its comments or approval (where required), within a timeline that is reasonable under the circumstances, and the Party requesting such review, comment or approval shall endeavor to make such request in a timely manner, in each case in order to endeavor to mitigate or avoid unreasonable disruptions or delays. Where comments have been requested, the requesting Party shall, in good faith, consider all reasonable comments made by the commenting Party in the requesting Party's further preparation or pursuit of such document, filing or activity. Where appropriate, and to the extent time permits, the Parties may discuss any material comment made by the other Party. The foregoing provisions however shall be interpreted in the general spirit of the collaboration set forth in Section 2.2 and the Parties recognize that the foregoing is not intended to (a) cause any unreasonably delay or impede or burden a Party's actions, activities or pursuit of the objectives under this Agreement, (b) modify any rights of a Party or decision making right set forth elsewhere in this Agreement, nor (c) give rise to any breach of this Agreement unless there is repeated, material and persistent uncured noncompliance with its provisions which has been raised through written notice and through the escalation procedure under Section 2.4.

2.4Escalation. Without prejudice to the terms and conditions of this Agreement, to the extent one Party reasonably believes in good faith that the other Party is in material noncompliance with its obligations under Section 2.2 or 2.3, it shall escalate the relevant issues to the JSC or JCC, as applicable, and if such a relevant issue cannot be unanimously solved in such committee within [***], it shall be escalated to the Executive Officers for further discussion and resolution.

3.	Licenses

3.1Research Licenses.

3.1.1Research License from BioNTech to Pfizer. Subject to the terms and conditions of this Agreement, effective as of the Effective Date, BioNTech on behalf of itself and its Affiliates hereby grants (and will procure that its Affiliates grant) to Pfizer a sole license under the BioNTech Technology to use, have used, Develop, have Developed, Manufacture, and have Manufactured [***] Candidates and Products within the Territory [***].

3.1.2Research License from Pfizer to BioNTech. Subject to the terms and conditions of this Agreement, effective as of the Effective Date, Pfizer on behalf of itself and its Affiliates hereby grants (and will procure that its Affiliates grant) to BioNTech a sole license under the Pfizer Technology to use, have used, Develop, have Developed, Manufacture, and have Manufactured [***] (a) Candidates and Products and within the Territory [***] and (b) Candidates or products identical to any Product within the Field for their Development (but not Manufacture) outside the Territory by or on behalf of BioNTech (including by Fosun or its Affiliates) pursuant to the Fosun Agreement. With respect to (b) above, such license shall (i) exclude and prohibit the disclosure and license by BioNTech of Pfizer Technology used for Manufacture or formulation of the Candidate

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or Products, other than to the extent necessary for Fosun or its Affiliates to undertake fill/finish of a product identical to any Product in the Fosun Territory or to comply with information requirements of the China National Medical Products Administration (or equivalent), relating to such product required under applicable Law; and (ii) automatically terminate on the termination or expiration of the Fosun Agreement and will, unless earlier terminated, survive the termination or expiration of this Agreement in those circumstances described in Section 14.8.6.5.

3.1.3Scope of Research Licenses. Each of the licenses granted under Section 3.1.1 and 3.1.2 is (a) a sole license, such that the applicable licensor Party shall not grant a Third Party (unless it is necessary for the Third Party undertaking a fee-for-service Development or Manufacturing activity on its behalf pursuant to this Agreement) a license under the same Intellectual Property Rights for any Exploitation within the Field and within the Territory in respect of any product, whether or not it is a Candidate or Product; (b) royalty-free; (c) sub-licensable in accordance with and subject to Section 3.7; (d) non-assignable, in whole or part, other than where a Party's benefit under this Agreement may be assigned pursuant to Section 17.1; and (e) granted subject to the provisions of this Agreement, and for the duration of the Term or until termination or expiry of this Agreement if earlier, unless otherwise specified herein.

3.2Licenses for Commercial Manufacturing.

3.2.1License from BioNTech to Pfizer. Subject to the terms and conditions of this Agreement, effective as of the Effective Date, BioNTech on behalf of itself and its Affiliates hereby grants (and will procure that its Affiliates grant) to Pfizer a non-exclusive license under the BioNTech Technology to Manufacture and have Manufactured Candidates and Products for use within the Territory and, subject to Section 3.4, Commercialization within the Territory in any indication.

3.2.2License from Pfizer to BioNTech. Subject to the terms and conditions of this Agreement, effective as of the Effective Date, Pfizer on behalf of itself and its Affiliates hereby grants (and will procure that its Affiliates grant) to BioNTech a non-exclusive license under the Pfizer Technology to Manufacture and have Manufactured (a) Candidates and Products for Commercialization within the Territory in accordance with Section 3.4 in any indication and (b) Candidates and products identical to any Product within the Field for their use and Commercialization outside the Territory by BioNTech or Fosun and its Affiliates pursuant to the Fosun Agreement. With respect to (b) above, such license shall (i) exclude and prohibit the disclosure and license by BioNTech of Pfizer Technology used for Manufacture or formulation of the Candidate or Product, other than to the extent necessary for Fosun or its Affiliates to (x) undertake fill/finish of a product identical to any Product in the Fosun Territory or (y) comply with information requirements of the China National Medical Products Administration (or equivalent), relating to such product required under applicable Law; and (ii) shall automatically terminate on the termination or expiration of the Fosun Agreement and will, unless earlier terminated, survive the termination or expiration of this Agreement in those circumstances described in Section 14.8.6.5.

3.2.3Scope of Commercial Manufacturing Licenses. Each of the licenses granted under Section 3.2.1 and 3.2.2 is (a) royalty-free; (b) sub-licensable in accordance with and subject to Section 3.7; (c) non-assignable, in whole or part, other than where a Party's benefit under this Agreement may be assigned pursuant to Section 17.1; and (d) granted subject to the provisions of

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this Agreement, and for the duration of the Term or until termination or expiry of this Agreement if earlier, unless otherwise specified herein.

3.3Regulatory Dossier Licenses.

3.3.1License from BioNTech to Pfizer. Effective as of the Effective Date, in respect of the Drug Master Files, Regulatory Approvals and Regulatory Documentation (as each is defined in the Fosun Agreement), BioNTech hereby grants to Pfizer a sole license to rely upon and make reference to such Drug Master Files, Regulatory Approvals and Regulatory Documentation (and the data referenced therein), to use the same in respect of any application for, and maintaining, any Regulatory Approvals (as defined in this Agreement) filed by Pfizer pursuant to this Agreement in respect of Candidates or Products. The license granted under this Section 3.3.1 is (a) royalty-free; (b) sub-licensable in accordance with and subject to Section 3.7; (c) non-assignable, in whole or part, other than where a Party's benefit under this Agreement may be assigned pursuant to Section 17.1; and (d) granted subject to the provisions of this Agreement, and for the duration of the Term or until termination or expiry of this Agreement if earlier, unless otherwise specified herein. BioNTech shall procure disclosure of such Drug Master Files, Regulatory Approvals and Regulatory Documentation upon Pfizer's request. Without limiting any of the foregoing, but subject to Section 3.11, BioNTech shall be permitted to use such Drug Master Files, Regulatory Approvals and Regulatory Documentation (to the extent not comprising Pfizer's Technology or Pfizer's Confidential Information) with respect to any application for or maintenance of any Regulatory Approvals outside the Field.

3.4Commercialization Licenses.

3.4.1License from BioNTech to Pfizer. Subject to the terms and conditions of this Agreement, BioNTech on behalf of itself and its Affiliates hereby grants (and will procure that its Affiliates grant) to Pfizer an exclusive (even as to BioNTech) license under the BioNTech Technology to Commercialize and have Commercialized Products within the Pfizer Commercialization Territory in any indication.

3.4.2License from Pfizer to BioNTech. Subject to the terms and conditions of this Agreement, Pfizer on behalf of itself and its Affiliates hereby grants (and will procure that its Affiliates grant) to BioNTech a license under the Pfizer Technology to Commercialize and have Commercialized (a) Products within the BioNTech Commercialization Territory in any indication, which license shall be granted on a sole basis; and (b) products identical to any Product within the Field but outside the Territory by BioNTech or by Fosun or its Affiliates pursuant to the Fosun Agreement. With respect to (b) above, such license shall (i) be sole; (ii) royalty-bearing; (iii) exclude and prohibit the disclosure and license by BioNTech of Pfizer Technology used for Manufacture or formulation of any Candidate or Product, other than to the extent necessary for Fosun or its Affiliates to (x) undertake fill/finish of a product identical to any Product in the Fosun Territory or (y) comply with information requirements of the China National Medical Products Administration (or equivalent), relating to such product required under applicable Law; and (iv) shall automatically terminate on the termination or expiration of the Fosun Agreement and will, unless earlier terminated, survive the termination or expiration of this Agreement in those circumstances described in Section 14.

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3.4.3Scope of Commercialization Licenses. Each of the licenses granted under Section 3.4.1 and 3.4.2 is (a) sub-licensable in accordance with and subject to Section 3.7; (b) non-assignable, in whole or part, other than where a Party's benefit under this Agreement may be assigned pursuant to Section 17.1; and (c) granted subject to the provisions of this Agreement-and for the duration of the Term, unless otherwise specified herein. Furthermore, [***].

3.4.4Financial Provisions for Commercialization. The license under:

3.4.4.1Sections 3.4.1 and 3.4.2(a) is royalty-free, but each is subject to the Gross Profit share set out in Section 4.9; and

3.4.4.2Section 3.4.2(b) shall be royalty bearing at a rate of (i) [***] percent of net sales of the product(s) sold pursuant to the Fosun Agreement where such product(s) is Covered by any Pfizer Patent Right or any Joint Patent Rights; or (ii) if, or when, (i) does not apply, then [***] percent of net sales of the product(s) sold pursuant to the Fosun Agreement where such product(s) is Covered by any Pfizer Know-How or any Joint Know-How; with in each case of (i) or (ii) above, net sales having the same definition, mutatis mutandis, to Net Sales under this Agreement, with references under such Net Sales definition to “a Party” meaning BioNTech, its Affiliates and their respective licensees and “Product” meaning a product as described above, and with sales and royalty reporting every Pfizer Quarter, payments on a Pfizer Quarter basis, and Pfizer having audit rights comparable with those under this Agreement); provided, however, that (x) during the period in which a generic or biosimilar equivalent to such product(s) is Commercialized in any part of the territory that is the subject of the Fosun Agreement, the royalty under (i) above shall be reduced by [***]; or (y) if the gross profit share earned by BioNTech in connection with sale of products under the Fosun Agreement is lower than the royalty amount to be paid to Pfizer hereunder in respect of those same sales, then no royalty shall be payable hereunder for those sales. The foregoing royalty obligations shall commence on the first commercial sale of the product(s) sold pursuant to the Fosun Agreement, and extend (x) with respect to the royalty under (i) for so long as such product(s) is Covered by any such Patent Rights (until such Patent Right expires, is surrendered, or is otherwise irrevocably revoked or declared invalid), and (y) with respect to the royalty under (ii), the [***] anniversary of the date of the first commercial sale (having the same meaning, mutatis mutandis, to the definition of First Commercial Sale herein) of such product(s) in the territory that is the subject of the Fosun Agreement; and in each case, such provision shall survive the termination or expiry of this Agreement.

3.5Additional Licenses.

3.5.1Additional License To Pfizer. Without limiting any other license or sublicense granted under this Agreement and subject to the terms and conditions of this Agreement, BioNTech on behalf of itself and its Affiliates, effective as of the Effective Date, hereby grants (and will procure that its Affiliates grant) to Pfizer a non-exclusive, royalty-free, fully paid-up, sublicensable license under all BioNTech Improvements and Product Technology that were solely or jointly made or invented by Pfizer Representatives to use, have used, Develop, have Developed, Manufacture, have Manufactured, Commercialize, have Commercialized and otherwise Exploit any products or processes outside the Field. In addition to the obligations set forth in Section 3.11 for the avoidance of doubt, the license granted in this Section 3.5.1 shall not include or imply a right of Pfizer to use

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any of BioNTech’s Confidential Information (that is not a BioNTech Improvement or Product Technology) outside the Field.

3.5.2Additional License To BioNTech.

3.5.2.1Without limiting any other license or sublicense granted under this Agreement and subject to the terms and conditions of this Agreement, Pfizer, effective as of the Effective Date, hereby grants to BioNTech a non-exclusive, royalty-free, fully paid-up, sublicensable license under all Pfizer Improvements that were solely or jointly invented by BioNTech Representatives to use, have used, Develop, have Developed, Manufacture, have Manufactured, Commercialize, have Commercialized and otherwise Exploit any products or processes outside the Field.

3.5.2.2Without limiting any other license or sublicense granted under this Agreement and subject to the terms and conditions of this Agreement, Pfizer, effective as of the Effective Date, hereby grants to BioNTech a non-exclusive, royalty-free, fully paid-up, sublicensable license under Pfizer’s interest in the Research and Development Program Technology to use, have used, Develop, have Developed, Manufacture, have Manufactured, Commercialize, have Commercialized and otherwise Exploit any products or processes outside the Field.

3.5.2.3For the avoidance of doubt, the licenses granted in this Section 3.5.2 shall not include or imply a right of BioNTech to use any Pfizer Confidential Information (that is not a Pfizer Improvement or Research and Development Program Technology) outside the Field, but remain subject to the obligations set forth in Section 3.11.

3.5.3The licenses granted pursuant to Section 3.5.1 and Section 3.5.2 may be sublicensed by the licensee Party pursuant to the terms of those applicable licenses, provided that (a) the sublicensing Party shall be responsible for failure by its Sublicensees to comply with the relevant terms and conditions of this Agreement applicable to such licenses and (b) [***] without BioNTech's prior consent (such consent not to be unreasonably withheld). For the avoidance of doubt, Section 3.7 shall not apply to the sublicensing of those rights licensed under this Section 3.5.

3.6Trademark Licenses. Trademark Licenses are set forth in Section 11.9.5.

3.7Sublicensees. Either Party shall have the right to grant sublicenses and, as applicable, sub-sublicenses under and subject to the rights granted to it under Sections 3.1 to 3.4 and 11.9.5 to (a) its Affiliates; (b) permitted Third Party subcontractors which such Party uses to undertake services for, or to perform its obligations under this Agreement; (c) Sublicensees in respect of Manufacturing, provided that, other than where a sublicense is required by a Governmental Authority or pursuant to a Third Party Funder agreement, the sublicensing Party shall (i) discuss the proposed use of a Third Party with the other Party, and take into account any reasonable views, objections or comments with respect to the proposed Third Party; (ii) impose industry standard obligations of confidentiality and non-use on the Third Party with respect to the other Party's Confidential Information, and limit the disclosure of that other Party's Confidential Information so far as is reasonably necessary; and (iii) not, where Pfizer is the sublicensing Party, [***] without BioNTech's prior consent (such consent not to be unreasonably withheld); and (d) distributors of the Product in the Territory; and (e) in the case of BioNTech, and subject to the restrictions

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in Sections 3.1, 3.2, and 3.4 and the terms of Section 12 and excluding any rights under Section 11.9.5, Fosun and any of Fosun’s Affiliates pursuant to the Fosun Agreement for Commercialization in the Field outside the Territory. In respect of any and all such sublicenses (or sub-sublicenses):

3.7.1the sublicensing Party shall be responsible for failure by its Sublicensees to comply with the terms and conditions of this Agreement;

3.7.2the rights sublicensed under the sublicense may not be further sublicensed by the Sublicensee;

3.7.3the sublicensing Party shall notify the other Party in writing of any sublicenses granted to Third Parties (other than Fosun);

3.7.4in the event of a sublicense in respect of the Commercialization of Product, shall provide a copy of the relevant sublicense agreement to the other Party upon request which may be redacted to delete provisions not applicable to the calculation of Gross Profits; provided, however, that the Sublicensing Party shall not be required to provide copies of any sublicense agreement between such Sublicensing Party and its Affiliates;

3.7.5unless otherwise agreed between the Parties on a case-by-case basis, all sublicenses shall automatically terminate (and the sublicensing Party shall ensure that all sublicenses automatically terminate) upon termination (for whatever reason) or expiry of a license granted hereunder, but only to the extent necessary to terminate the sublicense in so far as it corresponds to any terminated or expired licenses granted in this Agreement; and

3.7.6in respect of Trademarks, the Party granting the sublicense shall ensure that all goodwill arising from use of the sublicensed Trademarks enures for the benefit of the Party that owns the applicable Trademark.

3.8BioNTech Current Licenses.

3.8.1Maintenance of Current Licenses. BioNTech will maintain in full effect and will perform all of its obligations in a timely manner under each of the Current Licenses. Absent Pfizer’s prior written consent (which may be provided, conditioned or withheld in Pfizer’s sole discretion), BioNTech will not terminate, modify or amend any Current License in any manner that would adversely affect any of the rights granted or that may be granted to Pfizer under this Agreement or that would impose any obligations upon Pfizer hereunder (including any increase in Third Party License Payments) that are in addition to those obligations that would exist under this Agreement based on the Current Licenses as they exist on the Effective Date or adversely affect BioNTech’s ability to perform its obligations under this Agreement. Further, BioNTech will not take any action or omit to take any action that would cause it to be in breach of any Current License or that would give rise to a right of any Current Licensor to terminate the applicable Current License.

3.8.2Communications and Performance. Notwithstanding anything to the contrary in this Agreement, BioNTech will use Commercially Reasonable Efforts to facilitate any communications between Pfizer and any Current Licensor required for Pfizer to exercise the rights granted to it pursuant to this Section 3 and will use Commercially Reasonable Efforts to cause each applicable Current Licensor to perform all of its obligations under the applicable Current License.

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3.8.3Breach of Current License by BioNTech. If BioNTech receives notification of any actual or potential breach or otherwise becomes aware of its breach of any Current License (and if uncured, such breach could give rise to the termination of the applicable Current License), then BioNTech will immediately notify Pfizer of such breach. To the extent that any act or omission on the part of Pfizer is the cause of such breach of a Current License, Pfizer will take all actions and provide BioNTech with all cooperation necessary to cure such breach, in each case as reasonably requested by BioNTech and at Pfizer’s sole cost and expense. To the extent that Pfizer is not the cause of such breach of a Current License, BioNTech will have the first opportunity to cure such breach in accordance with a plan to be mutually agreed upon by the Parties in writing, acting reasonably (each, a “Cure Plan”). If (a) BioNTech, at any time, is not using diligent efforts to cure such breach pursuant to the applicable Cure Plan or (b) BioNTech is unable to cure such breach in accordance with the applicable Cure Plan or it becomes reasonably apparent that BioNTech will not be able to cure such breach pursuant to the applicable Cure Plan, then Pfizer may, at its election and in its sole discretion and without prejudice to its other remedies against BioNTech, act reasonably to cure such breach and BioNTech will take all actions and provide Pfizer with all cooperation to cure such breach, in each case as directed by Pfizer. Further, if Pfizer is not the cause of such breach of a Current License, then BioNTech will, at Pfizer’s sole election, (i) reimburse Pfizer for all out-of-pocket costs and expenses incurred by or on behalf of Pfizer or any of its Representatives in connection with curing such breach; or (ii) permit Pfizer, under the Agreement, to offset any such costs and expenses incurred by or on behalf of Pfizer or any of Pfizer’s Representatives in connection with curing such breach against Pfizer’s future payment obligations to BioNTech (or any of its successor or assigns) under this Agreement.

3.8.4Termination of any Current License. In the event that any Current License is terminated by the applicable Current Licensor and this Agreement, as of the effective date of such termination, has not otherwise expired or been terminated, Pfizer, to the extent permitted by such Current License (or if not permitted or addressed in such Current License, to the extent permitted by the applicable Current Licensor), will have the right without prejudice to its other remedies against BioNTech, at Pfizer’s election, to convert the sublicenses granted under this Agreement by BioNTech to Pfizer under such Current License to a direct license from the applicable Current Licensor to Pfizer on the terms and conditions contained in such Current License (with Pfizer assuming the applicable obligations of BioNTech thereunder) or such other terms and conditions as may be negotiated by Pfizer and the applicable Current Licensor; provided that Pfizer shall negotiate in good faith reasonable terms and conditions, including with respect to royalties or other payments due in connection with the Candidates or Products. In the event Pfizer enters into any such direct license with a Current Licensor pursuant to this Section 3.8.4, BioNTech will, at Pfizer’s sole election and without prejudice to its other remedies hereunder:

3.8.4.1in respect of royalties and other payments payable by Pfizer under such direct license to the Current Licensor, to the extent such royalties and payments are due in connection with the Candidates or Products hereunder, reimburse to Pfizer the difference between (a) the amount that is payable under any direct license with Pfizer and (b) the amount that would have to be reimbursed by Pfizer to BioNTech in accordance with Section 4.10.1 with respect to the Current License if the Current License had not been terminated; or

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3.8.4.2permit Pfizer to offset any such reimbursement amounts (to the extent not reimbursed pursuant to clause (a) above) against Pfizer’s future payment obligations to BioNTech (or any of its successor or assigns) under this Agreement (including BioNTech’s share of Gross Profits) until Pfizer has fully recovered all such reimbursement amounts.

3.8.5Consents and Waivers. BioNTech represents, warrants and covenants to Pfizer that, to the extent any terms and conditions of this Agreement do not (or will not at any time during the Term) conform to any requirements relating to the grant of sublicenses under any Current License, it has obtained the irrevocable consent (or, if applicable, the waiver of any resultant conflict) from the applicable Current Licensor that is necessary to permit the activities contemplated under this Agreement, including such that BioNTech may grant the applicable sublicenses granted or to be granted hereunder and perform all of its obligations hereunder and Pfizer may exercise all of its rights and perform all of its obligations hereunder, in each case, without breaching the applicable Current License. In the event that any provision in any Current License which conflicts with this Agreement or adversely impacts the activities contemplated under this Agreement comes to the attention of either BioNTech or Pfizer or which otherwise, at any time during the Term, would cause the representation, warranty and covenant set forth in the preceding sentence to be untrue, BioNTech, in consultation with Pfizer, will obtain any and all additional required consents or waivers from the applicable Current Licensor(s) which may be necessary to align the conflicting provision(s) of the applicable Current License with this Agreement and to permit the activities contemplated by this Agreement.

3.8.6Exceptions to the Fosun Agreements. If BioNTech (as opposed to Pfizer) has breached the Fosun Agreement [***]. In addition, in respect of the Fosun Agreement (i) [***]; and (ii) [***].

3.8.7Reduction in Royalties. [***]

3.9Third Party Agreements. Subject to Section 4.10, each Party will be solely responsible for all obligations (including royalty and payment obligations) that relate to Candidates, Products, BioNTech Technology or Pfizer Technology under its or its Affiliates' own agreements with Third Parties that are in effect on or prior to the Effective Date, including the Current Licenses for which BioNTech has sole responsibility.

3.10No Implied Rights. Except as expressly provided in this Agreement, neither Party will be deemed to have granted the other Party (by implication, estoppel or otherwise) any right, title, license or other interest in or with respect to any Patent Rights, Know-How, Trademarks or other Intellectual Property Rights or information Controlled by such Party.

3.11Exclusivity.

3.11.1Mutual Exclusivity. Except if otherwise permitted by the unanimous consent of the JSC, during the Term, neither Party shall, and shall procure that its Affiliates shall not, itself or with or on behalf of a Third Party, Develop, have Developed, Manufacture, have Manufactured, Commercialize, have Commercialized or otherwise Exploit or have Exploited any [***] in the Field within the Territory, except that each Party may continue any agreement existing as of the Effective Date with a Third Party for non-clinical research within the Field with academic institutions and

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consortia. For avoidance of doubt, the foregoing exclusivity obligation shall not apply to (a) [***]; (b) [***]; (c) [***]; or (d) [***].

3.11.2Exclusivity of the Licenses. Without prejudice to the licenses granted by BioNTech pursuant to this Section 3, BioNTech shall not, and shall procure that its Affiliates shall not, grant any license, permission, waiver, covenant not to sue, or other right to use or Exploit any of the BioNTech Technology within the Field and within the Territory that would conflict with or erode any of Pfizer's rights hereunder.

3.11.3Exclusivity in the Product. Except pursuant to this Agreement, neither Party shall, and shall procure that its respective Affiliates shall not, itself or with or on behalf of a Third Party, Develop, have Developed, Manufacture, have Manufactured, Commercialize, have Commercialized or otherwise Exploit (a) any Candidate Controlled by BioNTech as of the Effective Date within the Field; or (b) any Candidate that, as a consequence of the Development under this Agreement, becomes Controlled by BioNTech after the Effective Date, for any field; or (c) any Product for any field or application; in each case (a), (b) and (c) other than for non-clinical research purposes, or within the Field pursuant to the Fosun Agreement.

3.12Adjustments to Commercialization Territories.

3.12.1BioNTech Territory Exit Option: BioNTech shall have the option to opt-out of Commercializing the Product in any country of the BioNTech Commercialization Territory (excluding any Additional Commitment Country which has become part of the BioNTech Commercialization Territory pursuant to Section 3.12.2), whereupon Pfizer shall take over Commercialization of the Product in any such country (the “BioNTech Territory Exit Option”). BioNTech may exercise the BioNTech Territory Exit Option, on a country by country basis, upon no less than [***] prior written notice to Pfizer, provided, however, that the Parties agree upon a transition plan within the first [***] of such notice, which plan may require BioNTech to conduct distribution, Commercialization, promotional and supply activities beyond the expiration of the [***] period, however. In the event of any such option exercise, (a) the Parties will work together to transition to Pfizer the responsibilities for distribution, Commercialization and promotion of the Product and (b) as of the option exercise effective date, the Pfizer Commercialization Territory under this Agreement shall be extended accordingly and (c) prior to Pfizer fully transitioning as the exclusive distributor and licensee in the applicable country, where the Product has already been launched, BioNTech shall ensure that the Product continues to be supplied in such country.

3.12.2Pfizer Country Exit Option: On a country by country basis in relation to [***] that obliges Commercialization of the Product in such country; (each such country under (a) and (b) being an “Additional Commitment Country”), BioNTech shall request in writing from Pfizer a decision as to whether Pfizer wishes to Commercialize in such Additional Commitment Country in accordance with the Commercialization requirements [***] of its receipt of such notice or [***] prior to the date of the planned initiation of Commercialization following full Market Authorization Approval (for clarity, not Emergency Use Authorization or any conditional Market Authorization Approval) in such Additional Commitment Country [***] If Pfizer notifies BioNTech that it wishes to Commercialize the Product in such Additional Commitment Country, then Pfizer shall Commercialize the Product in such Additional Commitment [***].

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3.13Expansion of the Territory.

3.13.1Right of First Negotiation to Expand into Fosun Territory. If the Fosun Agreement expires or is otherwise terminated for any reason, BioNTech shall promptly (and in any event within [***] of the earlier of expiration or termination of the Fosun Agreement or BioNTech receiving notice of expiration or termination of the Fosun Agreement) notify Pfizer in writing and Pfizer shall [***] such rights to be exercised by Pfizer within [***] of Pfizer’s receipt of BioNTech’s notice provided in accordance with this Section 3.13.1.

3.13.2Election; Negotiation. If Pfizer elects to negotiate for such rights in the Fosun Territory, the Parties shall in good faith and acting reasonably exclusively negotiate for a period of no less than [***] after Pfizer’s notice of its intent to negotiate for those rights and BioNTech shall disclose to Pfizer if, at any time during such period, BioNTech is concurrently negotiating with one or more permitted Third Parties for such rights; provided, however, that BioNTech shall not be required to disclose the identity of such Third Party.

3.13.3BioNTech Negotiation [***]. Prior to exhaustion of Pfizer’s exclusive negotiation right, BioNTech shall not engage in negotiations for, or license, or grant any option to the Product for the Fosun Territory [***]. The terms and discussions around, as well as the existence of, any negotiation activities between Pfizer and BioNTech shall be confidential information of each Party which neither shall disclose to a Third Party.

3.13.4Interim Assistance in Fosun Territory. During the period from termination of the Fosun Agreement until BioNTech concludes an agreement for the commercialization of the Product in the Fosun Territory with a Third Party (and provided that neither BioNTech nor Fosun are able and willing to distribute the Product in the Fosun Territory during such time period), Pfizer shall be free but not obligated) to distribute Product in the Fosun Territory (pursuant to the Regulatory Approval held for the Product by or on behalf of BioNTech) if it believes it is necessary or desirable at such time, for public health reasons, for the Product to be made available in the Fosun Territory (which sales shall be included in the Gross Profits calculation). For clarity, Pfizer shall have no obligation to distribute or Commercialize the Product in the Fosun Territory.

4.	Payments, Funding, Financial Matters.

4.1Upfront Payment. The Parties acknowledge and agree that Pfizer made a one-time, non-refundable (without limiting Pfizer’s right to claim for damages under this Agreement) payment of Seventy-Two Million US Dollars (US $72,000,000) to BioNTech on or about 21 May 2020 (“Upfront Payment”) , which payment has been and shall be dedicated to activities to be performed under the Research and Development Plan.

4.2Equity Investment. The Parties acknowledge and agree that Pfizer and BioNTech entered into an "Investment Agreement" on 9 April 2020 in conjunction with this Agreement pursuant to which Pfizer subscribed for shares in BioNTech in consideration for an investment amount of One Hundred and Thirteen Million US Dollars (US $113,000,000) based on a price per share of US $47.53, subject to the conditions as prescribed in such Investment Agreement (“Equity Investment”).

4.3Regulatory Milestone Payment. Within the later of (a) [***] of the date upon which either BioNTech or Pfizer first obtains all Regulatory Approvals required for the Commercialization of the

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Product in a Major Market Country in the Territory or (b) following achievement of the milestone under (a) above [***] after the Amendment Signing Date, Pfizer shall pay BioNTech a one-time, non-refundable (without limiting Pfizer’s right to claim for damages under this Agreement) milestone payment of [***] US Dollars (US $[***]) (“Regulatory Approval Milestone”).

4.4Sharing of Development Costs.

4.4.1Shared Development Costs. Except as otherwise provided herein, each Party shall bear fifty percent (50%) of all Shared Development Costs.

4.4.2BioNTech Deferred Development Costs. The Parties acknowledge and agree that from the Effective Date until December 31, 2020 (the “Deferred Payment Period”), BioNTech's share of the Shared Development Costs incurred in accordance with the binding parts of the Development Budget, Research and Development Plan and the Manufacturing Plan, and this Agreement were initially funded by way of an interest free repayable loan from Pfizer (“BioNTech Deferred Development Costs”). BioNTech shall make a payment to reimburse Pfizer the BioNTech Deferred Development Costs incurred during the Deferred Payment Period within [***] of receipt of Pfizer's invoice for the same. The Parties shall exchange reasonable documentation of all relevant Shared Development Costs in accordance with Section 4.4.4 applicable to such invoice. Pfizer may offset any BioNTech Deferred Development Costs (to the extent not reimbursed to Pfizer), against Pfizer's future payment obligations to BioNTech (or any of its successors or assigns) under this Agreement. Following the end of the Deferred Payment Period, BioNTech shall thereafter itself fund its share of the Shared Development Costs in accordance with Section 4.4.4.

4.4.3Budgeting of Shared Development Costs. The Parties shall agree on, at least once per Calendar Year, and regularly update (if required), the Development Budget through the JSC. As soon as either Party determines that it is likely to overspend on the binding part of the Development Budget that is allocated to that Party by more than [***], it shall inform the JSC accordingly, and shall only be entitled to incur such overrun costs as Shared Development Costs pursuant to Section 4.4.1 and 4.4.2 upon the JSC’s mutual consent.

4.4.4Reporting and Reconciliation. After the end of the Deferred Payment Period, all Shared Development Costs incurred in accordance with the binding parts of the Development Budget shall initially be borne by the Party incurring such costs and shall thereafter be subject to reimbursement in accordance with this Section 4.4.4. Each Party shall report to the other Party, within [***] after the end of each Pfizer US Quarter, the Shared Development Costs incurred by such Party during such Pfizer Quarter. Such report shall specify in reasonable detail all amounts included in such Shared Development Costs during such Pfizer Quarter (broken down by activity), and out-of-pocket costs shall be allocated to the extent possible to a specific activity in the applicable binding part of the Research and Development Plan. Each such report shall enable the receiving Party to compare the reported Shared Development Costs against the applicable binding part of the Development Budget previously approved by the JSC, on both a quarterly basis and a cumulative basis for each activity. The Parties shall seek to resolve any questions related to such accounting statements within [***] following receipt by each Party of the other Party’s report hereunder. Following such resolution, BioNTech shall prepare a reconciliation report for the Shared Development Costs for such Pfizer Quarter (including as against the binding parts of the Development Budget) and shall either (a) deliver an invoice to Pfizer for any amounts due to BioNTech as a result of reconciliation or (b) notify Pfizer that it should issue an invoice to

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BioNTech for any amounts due to Pfizer as a result of reconciliation. Any such invoice from BioNTech to Pfizer shall be payable within [***] from receipt by Pfizer. Any such invoice from Pfizer to BioNTech shall be payable within [***] from receipt by Pfizer.

4.4.5Capex Costs. Notwithstanding anything else in this Agreement, each Party shall be solely responsible for its own Capex Costs and any capital expenditures required in connection with this Agreement.

4.4.6Other Costs. Except as expressly set forth otherwise in this Agreement), each Party will bear all costs and expenses it incurs in connection with its activities under this Agreement.

4.5Third Party Funding.

4.5.1Third Party Funders. Pfizer and BioNTech shall, in good faith and acting collaboratively, seek funding from one or more Third Parties for such Third Party to provide financial support to the collaboration between the Parties under this Agreement (each, a “Third Party Funder”). For each potential Third Party Funder, the Parties will agree on (a) the Party to lead the communications and discussions with such Third Party Funder (the “Lead Party”) and (b) the activities, costs or expenses for which funding support shall be sought (e.g. funding for Development costs, funding in support of a Party's Capex Costs (“Capex Funding”) or both). An initial list of potential Third Party Funders and their allocation as between the Parties is set forth in Schedule 4.5. Notwithstanding the foregoing, Pfizer shall be entitled to secure funding from, and shall be the Lead Party in discussions with [***], in the event that Pfizer, in its sole discretion [***] and BioNTech shall be entitled to secure funding from, and shall be the Lead Party in discussions with [***], in the event that BioNTech, in its sole discretion, chooses to seek funding from [***].

4.5.2Discussions with Funders. The Lead Party will lead any discussions with such Third Parties in any country, provided that the Lead Party will provide regular updates to the JSC and keep the JSC reasonably informed of the status and any developments in such discussions, and shall, at the other Party’s reasonable request, update the other Party on any such discussions. The Lead Party shall conduct any such discussions and draft and file any applications for any Third Party Funding in good faith and acting reasonably with respect to its requests for such funding. Where legally possible and unless otherwise agreed between the Parties, each application for any Third Party funding shall be made in both Parties’ name unless the Parties have agreed in advance pursuant to Section 4.5.1 that such application shall be in respect of one Party’s Capex Funding alone, in which case such application may be made in that Party's own name alone. The Lead Party shall not enter into a written agreement with any Third Party Funder without prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed) unless the Parties have agreed in advance pursuant to Section 4.5.1 that such agreement shall be in respect of that Lead Party's Capex Funding alone, in which case the Lead Party can conclude such Third Party Funder agreement without consent from the other Party. Notwithstanding the foregoing, (a) Pfizer shall be entitled to seek any funding from [***] without requiring BioNTech's consent; (b) BioNTech shall be entitled to seek any funding from [***] without requiring Pfizer's consent; and (c) neither Party shall agree as a party to any agreement with any Third Party Funder or in consequence of such agreement to commit any particular allocation of supply of Product for any country or government without the prior consent of the JCC pursuant to Section 7.4.2.5. Pfizer and BioNTech acknowledge and agree that there is no guaranty that any Lead Party will be successful

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in securing any funding from any Third Party Funder or that any specific amount of funding will be obtained.

4.5.3Allocation of Funds and Balancing Payment. To the extent possible, any Third Party funding to the extent it relates to activities in relation to which the Parties have agreed to treat the associated Development costs as Shared Development Cost shall be shared equally between the Parties. If such sharing is not possible, a balancing adjustment shall be made in favor of the other Party to the Shared Development Costs to reflect [***] percent of such funding that that Party receives from the Third Party Funder provided that doing so does not breach any applicable Laws or the terms of such funding. Each Party shall promptly report to the other Party in writing if and when it receives any payments from any Third Party Funder funding that relates to activities, costs or expenses that are Shared Development Costs.

4.5.4Not Applicable to Loans. For the avoidance of doubt, this Section 4.5 shall not apply to any traditional loans provided by any Third Party to a Party provided that (a) such loans are repayable by the borrower Party and not, directly or indirectly, by the other Party; (b) this Agreement, any other agreement ancillary to this Agreement, the BioNTech Technology, Product Technology and Product are not provided as security for, or otherwise encumbered by way of, such loan (excluding, for clarity, any tangible assets). Each Party shall be entitled to seek any such loans from any Third Party without any obligations to the other Party.

4.5.5Documentation. To the extent the conditions agreed by the Lead Party with any Third Party Funder require the disclosure or delivery of specific documentation relating to Shared Development Costs (e.g. invoices from Third Parties or calculation of internal costs) in order to obtain funding or reimbursement for such Shared Development Costs from such Third Party Funder, upon the Lead Party’s request, the other Party will use Commercially Reasonable Efforts to provide such documentation to the Lead Party within [***] from the request, provided that the Lead Party shall pay all reasonably necessary costs and expenses of the other Party which are directly incurred in connection with provision of any documentation to the extent it is beyond the documentation or the efforts required pursuant to Section 4.4.4, provided, further, [***].

4.6Accounting Principles. Each Party shall determine Shared Development Costs using its standard accounting procedures, consistently applied and in accordance with GAAP or IFRS, as applicable (provided that the application of such procedures results, on balance, in outcomes that are fair and equitable to both Parties taking into consideration the interests of both Parties as reflected in this Agreement). All personnel costs of either Party or its Affiliates are excluded from Shared Development Costs.

4.7Commercialization Costs. Each Party will be solely responsible for the costs it incurs in Commercializing the Product within its respective Commercialization Territory and such costs shall not be included in the calculation of Gross Profits as described in Section 4.9 below.

4.8Commercialization Sales Milestones. Pfizer shall pay BioNTech the following one off Commercialization Sales Milestone Payments within [***] of the end of the Pfizer Quarter in which the annual Net Sales of the Product within the Territory pursuant to this Agreement in a Pfizer Year first achieve the relevant level described below. For the avoidance of doubt, the Parties recognize that more than one Commercialization Sales Milestone Payment may become due in any particular Pfizer Quarter or Pfizer Year; however, each of the Commercial Sales Milestones Payments set forth below shall be payable one

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time only, regardless of the number of Pfizer Years in which the applicable Annual Net Sales Level is achieved.

Milestone	Annual Net Sales Level in the Territory (US$)	Amount to be Paid to BioNTech (US$) (each a “Commercialization Sales Milestone Payment”)
1	$[***]	$[***]
2	$[***]	$[***]
3	$[***]	$[***]
4	$[***]	$[***]
5	$[***]	$[***]
6	$[***]	$[***]

4.9Gross Profit Sharing.

4.9.1Sharing of Gross Profits. Subject to Section 4.4.2, BioNTech and Pfizer will share the Gross Profits generated through the Commercialization of the Product in the Territory pursuant to this Agreement on a fifty-fifty (50:50) basis calculated on a Pfizer Quarter basis.  In reflecting that principle, it is agreed that all Product Shipping and Storage Costs incurred for Products, as well as Agreed Product Component costs incurred in acquiring or Manufacturing Agreed Product Components supplied or provided to customers in connection with Commercialization of the Product (if applicable) shall be shared on a fifty (50:50) basis.

4.9.2Calculation of Net Sales. In calculating Net Sales for the purposes of this Section 4, [***].

4.9.3Quarterly Reporting of Net Sales and Payments. Within [***] after the end of each US Pfizer Quarter, each Party (a “Reporting Party”) shall deliver to the other Party (a “Notified Party”) a report setting forth, for the most recent Pfizer Quarter, the following information, on a country-by-country and Territory-wide basis: [***].

4.9.4Manufacturing Variances and True-Up of Transfer Pricing. Each Party shall, [***].

4.9.5Quarterly Consolidated Report. Within the later of (i) [***] after exchange of all the reports and amounts pursuant to Section 4.9.3 or (ii) [***] of the end of the applicable US Pfizer Quarter, Pfizer shall prepare and provide to BioNTech a consolidated report, with respect to the applicable Pfizer Quarter, setting forth:

[***]

4.9.6Payment of Gross Profit Share. To the extent Pfizer, with respect to any Pfizer Quarter, is to make a payment to BioNTech for its Gross Profit portion as set forth in the consolidated financial report prepared pursuant to Section 4.9.5, such payment shall be made by Pfizer to BioNTech as provided in Section 4.13. To the extent BioNTech is to make a payment to Pfizer for its Gross Profit portion as set forth in the consolidated financial report prepared pursuant to Section 4.9.5, such payment shall be made by BioNTech to Pfizer as provided in Section 4.13. Such payments under this Section 4.9.6 for any Pfizer Quarter shall be made within [***] after

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Pfizer, pursuant to Section 4.9.5, delivers to BioNTech the consolidated financial report for such Pfizer Quarter.

4.10Third Party License Payments.

4.10.1Third Party Royalties.

4.10.1.1 [***].

4.10.1.2Following the consolidated financial report for each Pfizer Quarter prepared by Pfizer and delivered to BioNTech pursuant to Section 4.9.5 above [***].

4.10.2Other Third Party License Payments. Subject to Section 3.8.4, for Third Party License Payments due under Third Party Agreements, the following rules, as applicable, shall apply:

4.10.2.1 [***];

4.10.2.2 [***]; and

4.10.2.3 [***].

4.10.2.4 [***].

4.10.3Exclusion of Certain Payments. [***].

4.11Taxes.

4.11.1Withholding Taxes. The Parties agree to use reasonable efforts to cooperate with one another and use commercially reasonable efforts to avoid or reduce, to the extent permitted by applicable Law, tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by the paying Party to the receiving Party under this Agreement (“Withholding Taxes”). If Withholding Taxes are imposed on any payment under this Agreement, the liability for such Withholding Taxes shall be the sole responsibility of the receiving Party, and the paying Party shall (a) deduct or withhold such Withholding Taxes from the payment made to the receiving Party, (b) timely pay such Withholding Taxes to the proper taxing authority, and (c) send proof of payment to the receiving Party within [***] following such payment. Each Party shall comply with (or provide the other Party with) any certification, identification or other reporting requirements that may be reasonably necessary in order for the paying Party to not withhold Withholding Taxes or to withhold Withholding Taxes at a reduced rate under an applicable bilateral income tax treaty. Each Party shall provide the other with commercially reasonable assistance to enable the recovery, as permitted by applicable Law, of Withholding Taxes or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing the cost of such Withholding Taxes under this Section 4.11.1 (Taxes and Withholding). Notwithstanding the foregoing, if as a result of any assignment or sublicense by the paying Party, any change in the paying Party’s tax residency, any change in the entity that originates the payment, or any failure on the part of the paying Party to comply with applicable Law with respect to Withholding Taxes (including filing or record retention requirements), Withholding Taxes are imposed that would not otherwise have been imposed (“Incremental Withholding Taxes”), then the paying Party shall be solely responsible for the amount of such Incremental

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Withholding Taxes and shall increase the amounts payable to the receiving Party so that the receiving Party receives a sum equal to the sum which it would have received had there been no such imposition of Incremental Withholding Taxes.

4.11.2Value Added Tax. All payments between the Parties under this Agreement are exclusive of applicable statutory value added tax or similar taxes (“VAT”), if any, which shall be listed separately on each invoice. If and to the extent any VAT will become payable due to any supplies or services rendered under this Agreement and if and to the extent such VAT is to be paid by the Party providing the supply or service to the competent tax authorities, the receiving Party shall pay an amount equal to such VAT to the providing Party upon receipt of a valid invoice allowing for the recovery of such VAT.

4.11.3Taxes of Co-Entrepreneurship. If and to the extent the Parties are considered to be partners of a co-entrepreneurship for tax purposes because of their collaboration governed by this Agreement and taxes allocated to the co-entrepreneurship (e.g. German trade tax, but excluding any taxes imposed on or with respect to net income other than German trade tax) are owed by either of the Parties, such tax (as well as any related cost of reporting and preparation of relevant tax returns) shall be [***]. In deviation of the foregoing, if and to the extent such tax (including related cost) is increased or reduced by circumstances that are exclusively attributable to one of the Parties (Causing Party) (in particular due to so-called special trade tax effects), any increased tax (including related costs) shall exclusively be allocated to and be borne by the Causing Party and any saved tax shall be credited to the Causing Party. The Parties shall cooperate in good faith to agree on a mutual tax filing position for their collaboration governed by this Agreement in due course after the Effective Date. Each Party shall have the right to assign any or all of its contractual position under this Agreement to a wholly owned corporate subsidiary (“Blocker Entity”) provided that the relevant Party (i) remains secondarily liable for any liabilities of the Blocker Entity under this Agreement in respect of the contractual position assigned and (ii) shall indemnify the other Party from any taxes triggered by the transfer of such contractual position to the Blocker Entity.

4.11.4Other. Except as otherwise set forth in this Section 4.11, each Party shall be solely responsible for the payment of all Taxes imposed on such Party’s income arising directly or indirectly from the activities of the Parties under this Agreement and each Party shall be solely responsible for taxes based on, imposed on or calculated by reference to any employees employed by that Party.

4.11.5Branded Prescription Drug Fee. Under the provisions of the U.S. Patient Protection and Affordable Care Act, Pub. L. No. 111-14 (as amended), Pfizer is subject to the annual fee on prescription drug manufacturers, hereinafter referred to as the “Branded Prescription Drug Fee”. [***]

4.12Currency, Source of Payments. All amounts payable and calculations under this Agreement will be in United States dollars [***]. As applicable, all costs and expenses will be translated into United States dollars at the exchange rate used by the relevant Party for public financial accounting purposes. If, due to restrictions or prohibitions imposed by national or international authority, a given payment cannot be made as provided under this Section 4.12, the Parties will consult with a view to finding a prompt and acceptable solution. If the Parties are unable to identify a mutually acceptable solution regarding such

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payment, then the Party owing the relevant payment may elect, in its sole discretion, to deliver such payment in the relevant jurisdiction and in the local currency of the relevant jurisdiction.

4.13Method of Payment. Except as permitted pursuant to Section 4.12, each payment hereunder will be made by electronic transfer in immediately available funds via either a bank wire transfer, an ACH (automated clearing house) mechanism, or any other means of electronic funds transfer, at the paying Party’s election, to such bank account as the receiving Party will designate in writing to the other Party within [***] of the Signing Date, and thereafter at least [***] before the payment is due. All invoice or billing related questions in relation to Pfizer should be referred to Pfizer’s Accounting Department at [***] or go to the Accounts Payable Invoice Portal at [***]. Unless otherwise specified herein, each invoice is payable within [***] of receipt of the relevant invoice.

4.14Record Keeping and Audits.

4.14.1Record Keeping. Each Party shall keep and maintain and shall cause its Affiliates to keep and maintain books and accounts of record in sufficient detail to enable the determination of [***] and any other financial provisions of or applicable to this Agreement. Such records will be maintained for up to [***] after the end of the year to which they pertain or such longer period of time required under a Current License, insofar as applicable to the rights sublicenses pursuant to such Current License.

4.14.2Right to Audit. Upon [***] prior notice from a Party (the “Auditing Party”), the other Party (the “Audited Party”) will permit an independent certified public accounting firm of nationally recognized standing selected by the Auditing Party and reasonably acceptable to the Audited Party, to examine [***] the relevant books and records of the Audited Party and its Affiliates (and where possible, its subcontractors) as may be reasonably necessary to verify the amounts reported by the Audited Party in accordance with Sections 4.4 to 4.10. An examination by the Auditing Party under this Section 4.14 will occur not more than [***] and will be limited to the pertinent books and records for any Calendar Year ending not more than [***] before the date of the request. The accounting firm will be provided access to such books and records at the Audited Party’s or its Affiliates’ facility(ies) where such books and records are normally kept and such examination will be conducted during the Audited Party’s or its Affiliates’ normal business hours. The Audited Party may require the accounting firm to sign a reasonably acceptable non-disclosure agreement before providing the accounting firm with access to the Audited Party’s or its Affiliates’ facilities or records. Upon completion of the audit, the accounting firm will provide both Pfizer and BioNTech the same written report disclosing any discrepancies in the reports submitted by the Audited Party, and, in each case, the specific details concerning any discrepancies. No other information will be provided to the Auditing Party.

4.14.3Underpayments/Overpayments. If such accounting firm concludes that there are errors in how Shared Development Costs, Third Party funding, BioNTech Deferred Development Costs, Net Sales, Gross Profits, Transfer Prices, Third Party License Payments, Expedited Milestone Refunds or Proportional Adjustments have been calculated, allocated, paid or reclaimed, then adjustments shall be made in accordance with the accounting firm's recommendations in a reconciliation of such amounts and any overpayment or underpayment by the Audited Party shall be rectified either by a refund to, or payment by, the Audited Party from or to the Auditing Party within [***] of the date the Audited Party receives such accountant’s written report. Further, if the

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amount of any overpayment or overallocation to the Audited Party exceeds more than [***] of the amount that was properly payable due or allocated to the Audited Party, then the Audited Party will reimburse the Auditing Party for the Auditing Party’s out-of-pocket costs in connection with the audit.

4.14.4Confidentiality. Notwithstanding any provision of this Agreement to the contrary, all reports and financial information of the Audited Party or its Affiliates which are provided to or subject to review by the Auditing Party will be deemed to be Confidential Information of the Audited Party and subject to the provisions of Section 12.1.

4.15No Guaranty of Success.

4.15.1Pfizer and BioNTech acknowledge and agree that any milestone payments payable hereunder: (a) have been included in this Agreement on the basis that they are only payable or otherwise relevant if a certain Product is successfully Developed or Commercialized in accordance with the applicable milestone or event, as applicable; (b) are solely intended to allocate amounts that may be achieved upon successful Development or Commercialization of such Product as applicable, between Pfizer and BioNTech; (c) are not intended to be used as a measure of damages if this Agreement is terminated for any reason; and (d) will only be triggered, and will only be relevant as provided, in accordance with the terms and conditions of such provisions.

4.15.2Pfizer and BioNTech further acknowledge and agree that nothing in this Agreement, or in any document or presentation provided by Pfizer to BioNTech prior to the Effective Date will be construed as representing any estimate or projection of (a) the successful Development or Commercialization of any Product under this Agreement, (b) the number of Products that will or may be successfully Developed or Commercialized under this Agreement, (c) the number of countries in the Territory in which the Product will receive Regulatory Approval, (d) anticipated sales or the actual value of any Products that may be successfully Developed or Commercialized under this Agreement or (e) the damages, if any, that may be payable if this Agreement is terminated for any reason.

4.15.3Neither Party makes any representation, warranty or covenant, either express or implied, to the other Party that (a) it will successfully Develop, Manufacture, Commercialize or continue to Develop, Manufacture or Commercialize any Product in any country, (b) it will secure Regulatory Approval for the Product in any country in the Territory, (c) if Commercialized, that any Product will achieve any particular sales level, whether in any individual country or cumulatively throughout the Territory or (d) it will devote, or cause to be devoted, any level of diligence or resources to Developing, Manufacturing or Commercializing any Product in any country, or in the Territory.

4.16No Other Compensation. Other than as explicitly set forth in this Agreement, neither Party will be obligated to pay any additional fees, milestone payments, royalties or other payments of any kind to the other Party under this Agreement or any Related Agreement.

4.17Late Payment. Any payments or portions thereof due hereunder which are not paid when due will bear interest at the Contract Interest Rate, compounded annually, calculated on the number of days

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such payment is delinquent. This Section 4.17 will in no way limit any other remedies available to either Party.

4.18No Double Counting. There will be no double counting of any payments, costs or revenue item in the calculation of any amounts under this Agreement or any Related Agreement, and to the extent a cost or expense has been included in one category or sub-category, it will not be included in another; similarly, to the extent any revenue has been taken into account in one category or sub-category it will not be taken into account in another. For clarity, [***].

5.	Research and Development Plan

5.1Scope of Development and Updating of Plans Pfizer and BioNTech will collaborate during the Term to conduct research to identify, Develop and evaluate Candidates and Products within the Field in accordance with the binding parts of the Research and Development Plan, the Development Budget, the Manufacturing Plan, and the terms and conditions set forth in this Section 5. The Research and Development Plan may be modified by agreement and approval of the JSC pursuant to Section 6, provided that the JSC shall have no right or authority to (a) modify the Research and Development Plan in a way not permitted under Section 6.3; or (b) modify the Research and Development Plan so as to amend the contractual provisions of this Agreement. The Parties acknowledge and agree that the initial [***] of each of the Research and Development Plan, the Manufacturing Plan and the Development Budget have been agreed between the Parties, the first [***] of each binding upon the Parties and the second [***] indicative but non-binding. At least [***] prior to the expiration of such initial [***] binding period, the JSC shall decide and mutually agree on the following [***] period of each of the Research and Development Plan and the Development Budget which period, upon agreement, shall be binding upon the Parties subject to Section 6.3.4. At least [***] prior to the expiration of the initial [***] period following the Effective Date, the JSC shall establish a rolling [***] process to decide on and update each of the Research and Development Plan and the Development Budget for subsequent [***] periods, each of which shall be updated by the JSC no later than [***] prior to the expiration of the then binding [***] period.

5.2Research and Development Plan. The Research and Development Plan shall (a) include a broad non-binding overview of the first [***] of the planned Development program (specifying in reasonable detail all material Development activities) to generate the preclinical, clinical, CMC, regulatory and other information required for submitting a marketing authorization application for Regulatory Approval for the Candidate or Product and to achieve such Regulatory Approval for the Candidate or Product in one or more selected country(ies) of the Territory; (b) include a more detailed and binding part of the plan for the initial binding period described in Section 5.1, which will be updated in accordance with Section 5.1; and (c) set forth those obligations assigned to each Party with respect to the performance of the Development activities contemplated by such Research and Development Plan.

5.3Allocation of Responsibilities.

5.3.1General. Each Party will use Commercially Reasonable Efforts to perform its obligations and activities identified under the binding parts of the Research and Development Plan or as allocated to it by the JSC in a professional manner in accordance with any target dates set forth in Research and Development Plan. Further, each Party will perform its obligations under the binding parts of the Research and Development Plan or as allocated to it by the JSC in compliance with all Laws applicable to its activities under the Research and Development Plan.

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5.3.2Mutations. If and to the extent Mutations of the SARS-CoV-2 virus arise [***].

5.3.3Label Extensions. If a Party wishes to extend the label or approved indication of any Product Developed hereunder to other indications (including any outside of the Field), it may so notify the JSC. In such event, the JSC shall discuss such label extension in good faith. If the JSC agrees by unanimous consent that Development should be undertaken to support the label extension, the Parties shall include the Development activities required to be undertaken to support such label extension in the Research and Development Plan and, if appropriate, amend the Field accordingly to cover such extension. Any external cost or expense (other than Capex Cost) incurred by either Party (or its Affiliates) solely and specifically in connection with such Development activities [***].

5.3.4Subcontractors. Either Party may subcontract its responsibilities under the binding parts of the Research and Development Plan or those allocated to it by the JSC without the other Party’s prior written consent; provided that such Party shall be responsible for the management of all permitted subcontractors (which will include any Affiliate of a Party). The engagement of any Third Party subcontractor by a Party shall be in writing. The engagement of any subcontractor (whether Affiliate or Third Party) shall not relieve such Party of its obligations under this Agreement or the binding parts of the Research and Development Plan. Any agreement between the Party or its Affiliate and a subcontractor pertaining to the Research and Development Plan activities shall be consistent with the provisions of this Agreement including (a) an obligation to assign all Intellectual Property Rights generated during its performance of such Research and Development Plan to the Party free of any encumbrance such that the Party may fulfil its obligations hereunder and (b) terms and conditions under which such Third Party is obligated to preserve the confidentiality of the Research and Development Program, Research and Development Program Technology and any Confidential Information are at least as restrictive as those described in Section 12.2.1.

5.3.5Flexibility of Resources. Due to practical consequences arising from the outbreak of the virus that is the subject of the Field, it may become difficult or temporarily impossible (including as classified as a force majeure event) for a Party to fulfil all of its responsibilities under the Research and Development Plan or as allocated to it by the JSC. Accordingly, a Party, in its effort to collaborate, may therefore agree to swap, substitute or perform any of the other Party's responsibilities that were allocated to it in the Research and Development Plan or by the JSC. The JSC shall be responsible for coordinating any such changes, which must be finally approved in writing by the Parties where the change results in a Party taking on additional financial cost and responsibility.

5.3.6Personnel Matters. Each Party acknowledges and agrees that it is solely responsible for the compensation of its personnel assigned to the Research and Development Plan, and shall be responsible for withholding all national, state, local or other applicable taxes and similar items for such personnel. Each Party also shall be responsible for all other of its employer related obligations, including providing appropriate insurance coverage and employee benefits, and making all other deductions required by law affecting the gross wages of each of its employees. BioNTech personnel assigned to the Research and Development Plan activities are not nor shall they be deemed to be employees of Pfizer, and Pfizer personnel assigned to the Research and Development Plan activities are not nor shall they be deemed to be employees of BioNTech.

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5.4Materials and Permitted Activities.

5.4.1Transfer. From time to time during the Term, Pfizer shall provide BioNTech with tangible chemical or biological materials (the “Pfizer Materials”) and BioNTech may provide Pfizer with BioNTech Materials for the other Party’s use in accordance with binding parts of the Research and Development Plan. The Party providing its Materials represents and warrants to the other Party that, as of the date of delivery of the Material (a) to the providing Party’s knowledge, such Party has the right to provide such Material to the other Party for the uses in accordance with the binding parts of the Research and Development Plan, (b) the Materials comply with any requirements set forth in the Research and Development Plan or otherwise mutually agreed between the Parties (if any) in writing and (c) to the providing Party’s knowledge, the use of the Materials authorized herein does not infringe any Third Party rights. Except as expressly set forth in the preceding sentence, the Materials are provided by the providing Party on an “as-is” basis without any representation or warranty of any type, express or implied, including any representation or warranty of merchantability or fitness for a particular purpose, each of which is hereby expressly disclaimed by the receiving Party.

5.4.2Title to Materials. All right, title and interest in and to the providing Party’s Materials (including any modifications or progeny thereof) will remain the sole and exclusive property of such Party notwithstanding the transfer to and use by other Party of the same.

5.4.3Permitted Activities. Notwithstanding anything to the contrary in this Agreement save for each Party’s exclusivity obligations and restrictions (including those at Sections 3.1 and 3.11), nothing in this Agreement shall be deemed to prevent or restrict in any way the ability of either Party or its Affiliates to conduct any activities in the Territory, which activities would be allowed under any safe harbor, research exemption, government or executive declaration of urgent public health need, or similar right available in law or equity if conducted by a Third Party.

5.4.4Return of Proprietary Materials. Upon termination or expiration of the Term, each Party receiving the other Party’s Materials hereunder shall, either destroy or return all unused Materials to the providing Party.

5.5Human Materials. To the extent a Party holds and controls Human Materials that have been collected as part of any Clinical Trial in relation to the Product or a product identical to the Product, upon the other Party's reasonable request for access to such Human Materials for purposes of obtaining Marketing Authorization Approval or other Development purposes for, in the case of Pfizer, the Product or, in the case of BioNTech, a product identical to the Product in the Fosun Territory, the Parties shall negotiate in good faith with respect to an agreement under which the Party holding and controlling such Human Materials could provide such Human Materials.

6.	Contract Governance

6.1Alliance Managers. Each Party will appoint a (i) single individual to act as the primary point of contact between the Parties to support the activities under the Research and Development Plan and the Manufacturing Plan and (ii) single individual to support matters relating to the Commercialization of, and regulatory and Compliance issues regarding pharmaceutical products (all persons under (i) and (ii) being the “Alliance Managers”). A Party's Alliance Manager for Research and Development and Manufacturing may be the same or different than the Alliance Manager for Commercialization. Each Party

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may change its designated Alliance Managers at any time upon written notice to the other Party. The Alliance Managers will:

6.1.1act as a key point of contact between the Parties to facilitate a successful collaboration hereunder;

6.1.2use good faith efforts to attend (either in person or by telecommunications) and actively participate in all meetings of the JSC or JCC, as applicable, and as agreed by the Alliance Managers, any meetings of any RCC or any subcommittees established hereunder, but will be non-voting members at such meetings; and

6.1.3be the first point of referral for all matters of conflict resolution and bring disputes to the attention of the JSC in a timely manner.

6.2Program Directors. Each Party will appoint a program director to oversee all activities conducted under the Research and Development Plan and all activities related to Commercialization, including regulatory and Compliance activities (each, a “Program Director”). A Party may appoint a different Program Director for activities under the Research and Development Plan and activities related to Commercialization. Each Party may change its designated Program Director at any time upon written notice to the other Party. The Program Directors will coordinate the efforts of their respective Party in conducting activities under the Research and Development Plan.

6.3Joint Steering Committee.

6.3.1Composition. As of the Effective Date, the Parties will establish a Joint Steering Committee, comprised of at least [***] representatives of BioNTech (including the Alliance Manager for BioNTech) and at least [***] representatives of Pfizer (including the Alliance Manager for Pfizer). The JSC representatives for each of Pfizer and BioNTech will be referred to herein as the “Pfizer JSC Members” and the “BioNTech JSC Members” respectively.

Each Party may replace its representatives to the JSC at any time upon notice to the other Party, provided that at all times an equal number of representatives from each Party are appointed to the JSC and each Party shall be responsible for ensuring any replaced representative is fully briefed and apprised of the Research and Development Program. Each Party shall procure that its JSC representatives shall make themselves available to attend JSC meetings upon reasonable notice and in accordance with this Agreement. Each Party may invite non-voting employees and consultants to attend meetings of the JSC. All members of the JSC and any invitees of either Party described above will agree in writing to be bound to obligations of confidentiality and assignment of Intellectual Property Rights no less restrictive than those that bind the Parties under this Agreement.

6.3.2Committee Chair. The JSC will be chaired by a BioNTech JSC Member (the “JSC Chair”). BioNTech may replace the JSC Chair at any time upon notice to Pfizer. The responsibilities of the JSC Chair will be:

6.3.2.1to notify each Party at least [***] Business Days in advance of each JSC meeting;

6.3.2.2to collect and organize agenda items for each JSC meeting; and

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6.3.2.3to prepare the written minutes of each JSC meeting and circulate such minutes for review and approval by the Parties and identify action items to be carried out by the Parties.

6.3.3Meetings. Until the initiation of a Phase I Clinical Trial or Expedited Trial Pathway, the JSC shall meet at least weekly, unless otherwise unanimously agreed. Thereafter, the JSC will meet on at least bi-weekly basis (or less or more frequently as the JSC so determines), either in-person or by audio or video teleconference. Meetings of the JSC will occur at such times and places as mutually agreed by the Parties. Any sub-committees or working groups established in accordance with Section 6.3.4 may meet via audio or video teleconference on a regular basis and in-person at such times and places as the Parties may agree. Meetings of the JSC will only occur if at least two representatives of each Party are present at the meeting or participating by teleconference or videoconference. Each Party will be responsible for, and will not be entitled to any reimbursement from the other Party with respect to, any and all personnel costs or expenses (including travel expenses) which are incurred by or on behalf of its personnel in connection with participation in any JSC meetings or sub-committee or working group meetings, or any other travel required to be undertaken by either Party’s personnel in connection with the performance of the Agreement. The JSC Chair will use good faith efforts to (a) prepare and circulate to BioNTech and Pfizer each JSC meeting agenda on or before the day prior to the scheduled date for each JSC meeting and (b) circulate for review and approval by BioNTech and Pfizer written minutes of each JSC meeting within [***] Business Days after such meeting. The Parties will agree on the minutes of each meeting promptly, but in no event later than the day before the next meeting of the JSC.

6.3.4Responsibilities. The JSC will coordinate and provide operational and strategic oversight of the Development and Manufacturing activities to be performed under the Research and Development Plan and the Manufacturing Plan by each Party and, within such scope will:

6.3.4.1review and approve all proposals of whether to seek funding from a Third Party Funder, and the terms of any proposed agreement with a Third Party Funder, which (with the exceptions specified in Section 4.5.2 for [***] and [***]) will require unanimous consent of the JSC;

6.3.4.2monitor and assess the progress of activities under the Research and Development Plan and the Manufacturing Plan;

6.3.4.3decide on the Candidates or Products that will be studied in the Clinical Trials;

6.3.4.4decide on the design of the Clinical Trials, including the protocol governing the Clinical Trials;

6.3.4.5decide on and revise and approve any revisions of the Research and Development Plan and the Development Budget (including in accordance with the mechanism described in Section 5.1 and any adjustments pursuant to Section 5.3.3 and 5.3.5), each of which shall require unanimous consent of the JSC except as expressly set forth in Section 6.4.9;

6.3.4.6discuss any Intellectual Property Rights of a Third Party which may be relevant to Candidates and Products;

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6.3.4.7oversee the Development of Manufacturing processes relating to the Candidates or Products, establishment of Manufacturing capacity, and endorse a strategy for Manufacturing Candidates and Product for both the Clinical Trials and planned Commercialization;

6.3.4.8review and discuss all preclinical data and data arising from Clinical Trials investigating the Candidate or Product in the Territory, including adverse events;

6.3.4.9review and discuss all preclinical data and data arising from Clinical Trials under the Fosun Agreement, including adverse events;

6.3.4.10 form such other Committees and sub-committees as the JSC may deem appropriate within its area of responsibility, such as a Joint Development Committee and the like, provided that the JSC may, with unanimous consent, delegate decision-making authority (that is within the JSC's own authority) relevant to such committee’s and sub-committee’s area of expertise only;

6.3.4.11 address such other matters relating to the activities of the Parties under the Research and Development Plan as either Party may bring before the JSC, including any matters that are expressly for the JSC to decide as provided in this Agreement;

6.3.4.12 review and discuss any proposals by either Party relating to permitting a Third Party to perform research involving the Product;

6.3.4.13 agree on a Development Budget, as well as any amendments to such budgets, provided that the Development Budget and any amendments to it shall require unanimous consent of the JSC;

6.3.4.14 discuss, collaborate on and oversee any applications for Regulatory Approvals in respect of the Candidates and Products, both within and outside the Territory;

6.3.4.15 discuss, collaborate on and agree on mutations pursuant to Section 5.3.2 or any label extension pursuant to Section 5.3.3, each of which must be agreed by unanimous consent of the JSC; and

6.3.4.16attempt to resolve any disputes between the Parties with respect to (a) the performance of activities under the Research and Development Plan on an informal basis or (b) matters before the Patent Committee, in each case subject to Section 6.5.

6.3.5Limits on JSC Authority. Notwithstanding any provision of this Section 6 to the contrary, (a) each Party will retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers, or discretion will be delegated to or vested in the JSC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing, (b) except with respect to modifications to the Research and Development Plan permitted as set forth in Section 6.3.4.5, the JSC will not have the power to amend this Agreement or otherwise modify or waive compliance with this Agreement in any manner and (c) neither Party will require the other Party to (i) breach any obligation or agreement that such other Party may have with or to a Third Party to the extent such obligation or agreement existed prior to the Effective Date or (ii) perform any activities that are materially different or

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greater in scope or more costly than those provided for in the Research and Development Plan then in effect.

6.3.6JSC Term. The JSC may be dissolved upon mutual agreement between the Parties.

6.4Other Committees.

6.4.1Joint Commercialization Committee. The Parties shall establish a Joint Commercialization Committee (the “JCC”) to (a) develop and oversee strategies on a global level for the Commercialization of the Product in the Territory, including reviewing and overseeing Packaging and Labeling and establishing global pricing guidelines, and marketing and patient access programs and strategies for the Product, (b) establish and oversee the implementation of a Global Commercialization Plan and, if the JCC so elects, review and oversee any Annual Regional Commercialization Plans in accordance with Section 9.1.1, and oversee the Commercialization Activities under the collaboration, in each case ((a) and (b)), on a global and, as applicable, on a Commercialization Region basis, and (c) establish and, if appropriate, amend guidance for the appropriate Packaging Configuration that may be used by either Commercialization Party, provided that the Parties acknowledge and agree that [***]. The JCC shall be composed of [***] senior executives of each Party; provided that the total number of representatives may be changed upon mutual agreement of the Parties (so long as each Party has an equal number of representatives). One representative of each party on the JCC shall be designated by such Party to be a co-chairperson of the JCC. As part of its responsibilities, but subject to the decision making processes at Section 6.5.4 in the event agreement cannot be reached, the JCC shall also perform the following:

6.4.1.1Within each annual planning cycle, the JCC shall discuss and seek to agree on the forward-looking Gross Profit budget for the following year to be set forth in the applicable Global Commercialization Plan by reference to the following year’s profit and loss forecast [***]. Relevant items for such review and discussion shall include: [***]. Each Party shall promptly notify the JCC if it becomes aware that there is a deviation in the immediately preceding Pfizer Quarter of more than [***] of the actual Gross Profit as compared against the budget for the Gross Profit in the profit and loss forecasts pursuant to the above (a “Budget Deviation”) and specify the reason for such Budget Deviation. Following such Budget Deviation notice, the JCC shall discuss the reasons for such deviation on a Relevant Line Item by Relevant Line Item basis and seek to agree on any potential measures to be taken to address and improve the situation. In addition, from [***] onwards, the Parties shall review, each Pfizer Quarter, the profit and loss statement compared to the Gross Profit level pursuant to (i) and (ii) above for such Pfizer Quarter and such year-to-date against the equivalent Pfizer Quarter in the previous year and the equivalent year-to-date period in the previous year.

6.4.1.2The JCC shall review, discuss and agree by mutual consent all aspects relating to Product Components in any market or region, including [***].

6.4.2Regional Commercialization Committee(s). The JCC may elect, at its discretion, to establish individual regional commercialization committees for the following regions located within a Party's Commercialization Territory (or such regions as may be amended by Pfizer from time to time): [***], (each a “Commercialization Region”) in the Territory (each an “RCC”),

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provided that [***]. Each RCC will oversee and monitor the activities of the applicable Commercializing Party for such Commercialization Region. Each RCC will review the Annual Regional Commercialization Plan for the Commercialization Region for which such RCC is responsible, provided that [***]. To the extent an RCC is not established for a Commercialization Region (i) within the Pfizer Commercialization Territory, Pfizer shall establish its own Commercialization plan for such Commercialization Region, or (ii) within the BioNTech Commercialization Territory, BioNTech shall establish its own Commercialization Plan for such Commercialization Region, provided that in each case of (i) and (ii), any such Commercialization Plan must not be inconsistent with the global positioning and the Global Commercialization Plan agreed in the JCC or pursuant to Section 6.5.4. Each RCC shall be composed of [***] representatives from each Party. One of the Pfizer representatives on each RCC established for Commercialization Regions within the Pfizer Commercialization Territory shall be designated by Pfizer to be the chairperson of such RCC and one of the BioNTech representatives of each RCC established for the Commercialization Regions within the BioNTech Commercialization Territory shall be designated by BioNTech to be the chairperson of such RCC; provided that for any RCC established for a Commercialization Region that incorporates countries in both the BioNTech Commercialization Territory and the Pfizer Commercialization Territory, the chairperson of such RCC shall be designated by the Party having more countries in its Commercialization Territory in such Commercialization Region unless the JCC elects to establish two RCC's for such Commercialization Region where each such RCC only has responsibility for countries with in either the BioNTech Commercialization Territory or the Pfizer Commercialization Territory, but not both.

6.4.3Joint Finance Committee. The Parties shall establish a Joint Finance Committee (the “JFC”) to work with the other Committees to assist in financial, forecasting, budgeting and planning matters as required, including (a) assisting the JCC and the Joint Manufacturing Committee established pursuant to this Agreement in developing the long-range forecast for commercial supply of the Products; (b) recommending and approving procedures, formats and timelines consistent with this Agreement for reporting pursuant to Sections 4.9 and 4.10 financial data and assist in resolving differences that relate to the financial terms of this Agreement; provided that no Party shall be required to make any material changes to its internal accounting and reporting systems and standards; (c) reviewing calculations of the amount of any payments to be made by the Parties (or their Affiliates) hereunder, reviewing the reconciliation of payments; (d) coordinating audits of financial data where appropriate and required or allowed by this Agreement; and (e) establishing the inter-party procedures, contracts (if necessary), and financial structure necessary to effect that economic result contemplated by this Agreement and monitoring and maintaining such structure. Furthermore, the JFC shall establish reporting procedures for the sharing of information reasonably required by the other Party for its financial reporting. Such reporting shall as a minimum include reasonable detail with respect to [***]. The JFC shall be composed of [***] representatives from each Party, wherein one representative has expertise on research and development matters and the other on commercial matters, provided that the total number of representatives may be changed upon mutual agreement of the Parties (so long as each Party has an equal number of representatives).

6.4.4Joint Manufacturing Committee. The Parties shall establish a Joint Manufacturing Committee (the “JMC”) to plan, decide on, develop, amend, revise and oversee the execution of the Manufacturing Plan, to help the Parties establish adequate Manufacturing

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facilities, capacity and capability for the Product, to address such other matters relating to the activities of the Parties under the Manufacturing Plan as either Party may bring before it and, subject to Section 6.5, to attempt to resolve any disputes between the Parties with respect to the performance of activities under the Manufacturing Plan on an informal basis. The JMC shall agree and decide on an initial Manufacturing Plan within [***] of the Amendment Signing Date. The JMC shall work with the JCC and the JFC in respect of Manufacturing activities. The JMC shall be composed of [***] from each Party, provided that the total number of representatives may be changed upon mutual agreement of the Parties (so long as each Party has an equal number of representatives).

6.4.5Compliance Committee. Pfizer and BioNTech agree to establish a Compliance Committee (the “Compliance Committee”) promptly after the Amendment Signing Date. The Compliance Committee shall be comprised of [***] from each Party or such other number as may be mutually agreed by the Parties, provided that each Party at all times shall have an equal number of representatives on the Compliance Committee. The Compliance Committee shall report to the JCC. Subject to the terms and conditions of this Agreement, the Compliance Committee shall have overall responsibility for resolving discrepancies between the Parties’ respective compliance policies; managing compliance with corporate integrity agreements and deferred prosecution agreements (or similar agreements/settlement documents) to which either of the Parties are subject; and ensuring a process to monitor the Parties’ activities under this Agreement for compliance with all applicable Laws relating to healthcare and all Anti-Corruption Laws.

6.4.6Committee Membership – General. Each Party will ensure that the members appointed by it to serve on any Committee, including the JSC or JCC, have, as applicable: (a) the appropriate level of seniority and decision-making authority commensurate with the responsibilities of the Committee to which they are appointed; and (b) a range of expertise, as applicable, in the Commercialization of pharmaceutical or vaccine products to enable an efficient cross-functional Committee structure. If any Committee member becomes unwilling or unable to fulfil his or her duties hereunder, then the Party that appointed such member will promptly appoint a replacement by written notice to the other Party. Further, each Party may replace any of its designated Committee representatives at any time on written notice to the other Party. The chairperson or co-chairpersons, as applicable, of each Committee will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting of such Committee; provided that the Committee chairperson(s) will call a meeting of the applicable Committee promptly upon the written request of the most senior representative from the other Party serving on such Committee to convene such a meeting.

6.4.7Secretary; Minutes. Each Committee will have a secretary (who need not be a voting member of such Committee), which will alternate yearly between the Parties. The hosting Party’s secretary (or designee) for a given Committee will be responsible for preparing reasonably detailed written minutes of all meetings of such Committee that reflect, without limitation, material decisions made, action items identified and unresolved matters discussed at such meetings. The initial draft of the meeting minutes for a given Committee meeting, reflecting key decisions, action items and unresolved matter, among other details, will be completed by the end of such meeting and circulated to the Committee’s members for subsequent review and approval.

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6.4.8Meetings. Each Committee will meet at such times as it elects to do so; provided that the JCC and each RCC will meet at least once every [***], via teleconference or videoconference or otherwise (with at least [***] per calendar year being in person if feasible), or as otherwise agreed by the JCC or the relevant RCC, as applicable. Additionally, either Party may call a meeting of the JCC or any RCC at any time; provided that the requesting Party provides at least [***] prior written notice to the chair of such Committee and such notice includes a proposed agenda for such meeting. Any and each subcommittee established hereunder will establish a meeting frequency and meeting protocol necessary to coordinate and conduct the activities for which it is responsible, as mutually agreed by the Parties. Any in-person meetings of the JCC and any RCC will be held on an alternating basis between a location designated by BioNTech and Pfizer, unless otherwise agreed by the Parties. Each Party will be solely responsible for its own expenses relating to attending and participating in all Committee meetings. As appropriate, other employee representatives of the Parties may attend such meetings as non-voting participants, but no Third Party personnel may attend unless otherwise agreed by each of the Parties. All Committee meetings will be conducted in English, and all documents (including all Committee meeting minutes and Annual Regional Commercialization Plans) will be in English.

6.4.9Reporting. Each Commercializing Party will keep the JCC or applicable RCC informed of progress and results of the Commercialization Activities and Medical Activities for which such Commercializing Party is responsible through its members on such Committee at each regularly scheduled meeting thereof and as otherwise provided herein.

6.4.10No Authority to Amend or Modify. Notwithstanding anything herein to the contrary, no Committee will have any authority to amend, modify or waive compliance with this Agreement or any Related Agreement. Subject to Section 17.6, the Parties agree to periodically review the operation of the JCC and the provisions of Article 9 and mutually agree any changes which are considered necessary or appropriate in light of prevailing circumstances and to ensure the Agreement, its operation and that of the JCC continues to comply with applicable Laws

6.5Committee Decision-Making.

6.5.1Consensus Decision Making. Each Party shall procure that its respective Committee members shall act reasonably and in good faith to take action by unanimous consent of the Parties, with each Party having a single vote, irrespective of the number of Committee representatives actually in attendance, provided that at least [***] from each Party is in attendance at any meeting in which a decision is made.

6.5.2Joint Steering Committee Deadlocks. If, despite good faith efforts, the JSC is unable to reach unanimous agreement on a particular matter, within [***] after the JSC first meets to consider such matter, or such later date as may be mutually acceptable to the Parties (each such matter, a “Disputed Matter”), then:

6.5.2.1[***]; and

6.5.2.2[***]; and

6.5.2.3[***].

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The Parties agree that the JSC will further refine the details of the decision-making rights and processes in accordance with Schedule 6.5.2 and the terms of this Agreement.

6.5.3Regional Commercialization Committees Deadlocks. All deadlocks arising in any RCC will be referred to the JCC for resolution and the JCC shall attempt to resolve such matter within ten (10) Business Days of the matter being referred to it.

6.5.4Joint Commercialization Committee Deadlocks. Either Party may elect to refer a deadlock arising in the JCC (including deadlocks referred to it by the RCC) to [***]. If [***] are not able to resolve the dispute, then:

6.5.4.1[***];

6.5.4.2[***]; and

6.5.4.3[***],

provided that [***].

6.5.5Joint Manufacturing Committee Deadlocks. All deadlocks arising from the JMC will be referred to the Parties' respective [***] for resolution and such respective [***] shall use good faith efforts to discuss and resolve such deadlock within [***] of the matter being referred to them.

6.5.6Other Deadlocks. All deadlocks arising from any other Committee described in Section 6.4 shall be referred to the JSC or JCC, depending on whether the issue subject to the deadlock is primarily related to Research and Development or Commercialization, for resolution and the JSC or JCC, as applicable, shall attempt to resolve such matter within [***] of the matter being referred to it, provided that the JSC or JCC, as applicable, may elect to consult with members of the other Committee (that is, the JCC or JSC, as applicable), or include such members in decision-making, where such matter is related to the expertise of such other Committee or its members.

6.5.7Dispute Resolution. For the avoidance of doubt Section 6.5 concerns resolution of any committee deadlocks relating to operational matters to be determined by the applicable committee, and any other dispute or deadlock, including any dispute as to questions of contractual interpretation under this Agreement, shall only be determined and resolved pursuant to Section 17.11.

7.	Manufacturing

7.1Development of Manufacture Process. BioNTech and Pfizer shall jointly Develop a scalable process for Manufacture of Candidates and Products in the Field in the Territory in accordance with the binding parts of the Research and Development Plan and the Manufacturing Plan.

7.2Manufacture of Candidates Products. Each Party will use Commercially Reasonable Efforts to perform its obligations and activities identified under the binding parts of the Manufacturing Plan or as allocated to it by the JSC, or the JMC, once established, in a professional manner in accordance with any target dates set forth in the Manufacturing Plan. Further, each Party will perform its obligations under the binding parts of the Manufacturing Plan or as allocated to it by the JSC or the JMC, once established, in compliance with all Laws applicable to its activities under the Manufacturing Plan. Pfizer and BioNTech

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will collaborate in the build-up of Manufacturing capacity for the Manufacturing of Candidates and Products for clinical and commercial purposes in accordance with the binding parts of the Manufacturing Plan and the terms and conditions set forth in this Section 7. The Manufacturing Plan may be modified by unanimous consent of the JSC or the JMC, once established, pursuant to Section 6. Unless otherwise agreed in the Manufacturing Plan, at a minimum Pfizer will be responsible for the build-up of its Manufacturing site(s) in the USA for quantities of Product to be agreed as part of the Manufacturing Plan and the commercial supply agreement for such site, and at a minimum BioNTech will be responsible for the extension of its Manufacturing sites in Mainz and Idar-Oberstein for quantities of Product to be agreed as part of the Manufacturing Plan and the commercial supply agreement for such sites. [***] The Manufacturing Plan may also consider one or both Parties engaging Third Party contract manufacturing organizations as a source of Manufacturing. In addition, promptly after the Effective Date, the Parties will agree on a technology transfer plan and continue to perform the technology transfer that the Parties have already started prior to the Effective Date to enable Manufacturing by Pfizer. For the avoidance of doubt, to the extent the technology transferred under this Agreement is identical to the technology to be transferred pursuant to the Flu Collaboration License, the Parties shall cooperate to minimize any duplication of technology transfer efforts under the Flu Collaboration License that unreasonably would be duplicative, wasteful or unnecessary.

7.3Quality Requirements. Each Party that undertakes or subcontracts any Manufacturing activities in respect of the Candidates or Products, whether for the purposes of this Agreement, the Clinical Trials or pursuant to the commercial supply agreements shall ensure (a) that all Manufacturing activities are undertaken in accordance with (i) applicable cGMP standards, applicable Laws, and other regulatory and manufacturing good practice (including record and sample keeping, deviation reporting, testing and quality requirements and post-marketing regulatory guidelines from the FDA and the EMA); (ii) the requirements of the applicable quality agreement; and (iii) the requirements of the applicable supply agreement entered into pursuant to Section 7.4, and (b) that such Product manufactured by it is (i) in conformance with the specifications therefor in effect at the time of shipment by such Party to the other Party or to any Third Party distributor or customer, such that the Product is not, at the time of shipment from such Party to the other Party or to any distributors or customers in the Territory, adulterated or misbranded within the meaning of the FD&C Act or any analogous applicable Law outside of the United States; and (ii) in conformance, at such time of shipment by such Party, in all material respects with the certificates of analysis accompanying such Product when shipped.

7.4Manufacturing Agreements.

7.4.1Clinical Supply. Within [***] following the Effective Date, the Parties shall enter into an agreement for clinical supply, as required to ensure the Clinical Trials planned can proceed on the timelines set forth in the binding parts of the Research and Development Plan. All clinical supply of Candidates and Products shall be charged as Shared Development Costs at the Manufacturing Costs. In addition, the Parties have agreed on quality agreements with respect to such clinical supply agreement.

7.4.2Commercial Supply. Furthermore, the Parties will negotiate in good faith and mutually agree on one or more commercial supply agreement(s) and quality agreement(s) simultaneously with the negotiation of the Commercialization Terms. The commercial supply agreement(s) shall be in accordance with the following commercial terms:

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7.4.2.1The Manufacturing Party shall be entitled to charge (i) the Transfer Price for each batch of Product delivered in accordance with the relevant commercial supply agreement, or (ii) where intermediates, drug substance or bulk drug product is supplied for Manufacturing the Product, the Manufacturing Costs (as further defined in Section 1.93) for any such intermediates, drug substance or bulk drug product, but in each case of (i) and (ii), all supplies shall be made by the Manufacturing Party on a buy/sell model. Such Transfer Price (or Manufacturing Cost) shall be invoiced by the Manufacturing Party upon delivery of the Products and shall be payable by the other Party within [***] from receipt of such invoice.

7.4.2.2The Transfer Price (or Manufacturing Cost) shall be adjusted on a yearly basis for all commercial supply agreements in accordance with relevant cost developments.

7.4.2.3The Parties will work together, subject to and observing applicable Laws, and agree the volumes of Product Materials to be purchased from Third Party suppliers for the purposes of this Agreement and to [***] of either Party to source the other Party's requirements for such Product Materials for its Manufacturing activities pursuant to this Agreement, which sourced Product Materials shall then be sold, at cost, to that other Party [***].

7.4.2.4[***].

7.4.2.5The Parties will cooperate and use Commercially Reasonable Efforts to manufacture or cause to be manufactured and continuously supply the Product for distribution and use in the Field by customers and patients in the Territory. The JCC shall determine, by mutual consent, the allocation of supplies of Product in the Territory on a fair and equitable basis, subject also to any applicable Law, export controls, any government supply obligations, supply obligations included in any Third Party Funder agreements, supply obligations pursuant to advance purchase agreements, including agreements with any Governmental Authority, as well as supplies reasonably required by BioNTech for product identical to the Product in the Fosun Territory; provided, however, that the allocation of supplies required for the purposes of this Agreement shall take precedence over supplies for other uses, which priority shall be the primary consideration for such determination. Notwithstanding the foregoing, neither Party will have liability to the other Party by virtue of any shortage or allocation.

7.4.3The supply agreements to be entered into between the Parties pursuant to Sections 7.4.1 and 7.4.2 shall include appropriate accounting mechanisms to allow for true-up payments in respect of (i) Manufacturing Costs, including to account for any mark up on the Manufacturing Costs of Product Materials where permitted in the definition of Manufacturing Costs or costs paid to Third Party manufacturers for the manufacture and supply of Candidates or Products or components thereof, and (ii) Manufacturing Variances.

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7.5Allocation of Responsibilities. Section 5.3.1 and Sections 5.3.4 to 5.3.6 shall apply mutatis mutandis in respect of each Party's responsibilities under the Manufacturing Plan.

7.6Quality Audits. The Parties shall negotiate in good faith and mutually agree on appropriate and customary audit rights of the other Party and any relevant Third Party contractor of such Party with respect to manufacturing quality matters in the commercial supply agreement(s) or quality agreement(s).

8.	Development, Regulatory and Pharmacovigilance

8.1Development Matters.

8.1.1Allocation of Development and Regulatory Responsibility. The Development of Candidates and Products shall be conducted by the Parties, under the direction and oversight of the JSC (and, as applicable, the Joint Development Committee), in accordance with the applicable Research and Development Plan and Development Budget. Pursuant to the initial Research and Development Plan, the Parties shall identify a strategy for Development of the Candidates and Products in the Territory that identifies the Party that is leading the clinical Development of the Candidates or Products in a country in the Territory (the “Lead Development Party”). Notwithstanding the foregoing, the Parties have agreed that (a) Pfizer shall lead the clinical aspects of Development of Candidates and Products in the USA, and (b) BioNTech shall lead the clinical aspects of Development of Candidates and Products in the EU. BioNTech shall be the sponsor and IND/CTA holder for all Clinical Trials in the Territory, in each case, subject to a mutually agreeable strategy with respect to the Development of Candidates and Products. For any Clinical Trial for which Pfizer is the Lead Development Party (but is not the sponsor of such Clinical Trials), BioNTech shall have delegated to Pfizer operational and day-to-day Development activities, decision-making authority and responsibility for such Clinical Trial, including those activities described in Schedule 8.1.1, subject to a protocol approved by unanimous consent by the JSC. For avoidance of doubt, the Lead Development Party shall conduct its Development activities in collaboration with and with active review of the other Party.

8.1.2Appointment of Lead Development Party for Future Clinical Trials. At any time during the Term, the JSC may determine by mutual consent that additional clinical Development of the Candidate and Product are warranted and, in such event, unless otherwise agreed by the JSC, (a) Pfizer shall be the Lead Development Party for each additional Clinical Trial in the USA, (b) BioNTech shall be the Lead Development Party for each additional Clinical Trial in the EU and (c) the JSC shall mutually agree on the appointment of one of the Parties to be the Lead Development Party for each additional Clinical Trial on a Clinical Trial-by-Clinical Trial basis in a country or region in the Territory other than the USA and EU (“ROW”), and subject to the mutually agreed upon strategy.

8.1.3Clinical Trials. In respect of Clinical Trials for the Candidates or Products pursuant to this Agreement, the following shall apply:

8.1.3.1GxP Standards. Subject to Section 8.1.3.8, BioNTech as the sponsor for any Clinical Trial in respect of any Candidate or Product pursuant to this Agreement shall ensure the Clinical Trial is conducted in accordance with GxP and all applicable Laws, and will provide to the other Party any significant GxP or non-compliance issues relating to the protocol for such Clinical Trial, which arise or may be identified through monitoring,

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8.1.3.2Monitoring Plans. A high-level strategy for monitoring Clinical Trials in respect of any Candidate or Product pursuant to this Agreement will be agreed by the JSC within [***] following the Effective Date. The Lead Development Party of the Clinical Trial will notify the other Party if there are any amendments required to such monitoring plan, and provide such other Party with an opportunity to review and comment on any such amendments, and any amendments shall only be made following approval by the JSC.

8.1.3.3Sponsor Oversight Plan. The Parties shall mutually agree on a sponsor oversight plan to set forth the accountabilities and oversight of all Clinical Trials conducted by the Lead Development Party, consistent with that certain GCP Quality Agreement, dated December 10, 2020, including Appendix D, Roles and Responsibilities.

8.1.3.4IRB/IEC Approval. BioNTech as the sponsor and Regulatory Approval holder of the Clinical Trials shall ensure that the Clinical Trial is approved by and subject to continuing oversight by an appropriate Institutional Review Board (IRB) or Independent Ethics Committee (IEC), except that BioNTech shall delegate this responsibility to Pfizer for any Clinical Trial for which Pfizer is the Lead Development Party. The Lead Development Party shall provide documentation of both the initial IRB/IEC approval of the final protocol to the other Party and annual renewals of that approval if such renewals are required. To the extent a Party receives notice of any withdrawal or suspension of IRB/IEC approval during the Term, it will promptly inform the other Party.

8.1.3.5Informed Consent. BioNTech as the sponsor and Regulatory Approval holder for each applicable Clinical Trial will obtain informed consent for each Clinical Trial subject in accordance with the applicable informed consent document and applicable Law and will inform and obtain express consent from each Clinical Trial subject that the data, including Personal Data, arising from such Clinical Trial may be used in accordance with the terms of this Agreement (including its export from the European Union and its processing by Pfizer or other Third Parties in accordance with the terms of this Agreement and Law), provided however, that BioNTech shall delegate this responsibility to Pfizer for those Clinical Trials for which Pfizer is the Lead Development Party. Notwithstanding the foregoing, the Lead Development Party will share the informed consent document with the other Party for such other Party’s review and comment prior to its use in a Clinical Trial in a country in the Territory.

8.1.3.6Sponsorship. Where the Lead Development Party (or its Affiliate or designee) is not the sponsor of a Clinical Trial or Regulatory Approval holder, such Lead Development Party shall not represent to any Third Party, including any Clinical Trial subjects, that the Lead Development Party or its Affiliates are a sponsor.

8.1.3.7Reporting. BioNTech is solely responsible for any and all safety reporting and regulatory obligations associated with the conduct of the Clinical Trial for which it is the sponsor, including, but not limited to, obtaining and maintaining Regulatory Approvals for the conduct of the Clinical Trials, provided, however, that BioNTech shall delegate the safety reporting and regulatory obligations associated with the conduct of each Clinical Trial in the Territory to Pfizer subject to Section 8.3.7.

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8.1.3.8Delegation. Notwithstanding the responsibilities of BioNTech as IND/CTA holder or sponsor of Clinical Trials, where Pfizer is the Lead Development Party for a Clinical Trial Pfizer shall conduct its activities in compliance with GxP and applicable Law with respect to each of the activities which have been delegated to Pfizer pursuant to Schedule 8.1.1.

8.2Regulatory Matters.

8.2.1Lead Regulatory Party. The JSC shall agree on a strategy to allocate operational responsibility for regulatory activities relating to each Candidate or Product to one of the Parties (the “Lead Regulatory Party”) which shall, as a default initial allocation, be by reference to the country or region where such Party is the Lead Development Party. The JSC’s initial allocation shall be that Lead Regulatory Party for regulatory activities relating to each Candidate or Product in the EU shall be BioNTech, and the Lead Regulatory Party for regulatory activities relating to each Candidate or Product in the USA shall be Pfizer. Subject to the JSC’s mutual consent to seek Regulatory Approval in one or more countries or regions in the ROW, Pfizer shall be the Lead Regulatory Party for regulatory activities relating to each Candidate or Product in such country or region in the ROW. If the JSC cannot agree on whether Regulatory Approval shall be sought for any country or region in the ROW, the Party that wishes to seek Regulatory Approval in such country or region shall be entitled to be the Lead Regulatory Party for regulatory activities relating to each Candidate or Product in such country or region and seek such Regulatory Approval at its own cost. The JSC may vary from the foregoing allocations by mutual consent. The other Party shall cooperate with the Lead Regulatory Party, at its reasonable request, with respect to any regulatory matters for which the Regulatory Approval holder is responsible or to whom regulatory matters have been delegated. Notwithstanding the foregoing, for matters relating to any Vaccine Technical Committee, Price Approval or reimbursement approval in a country, such matters shall be handled by the Party in whose Commercialization Territory such country is located irrespective of whether they are the Lead Regulatory Party.

8.2.2Regulatory Communications and Filings. The Lead Regulatory Party shall use Commercially Reasonable Efforts to prosecute to grant and maintain all applications for Regulatory Approvals for the Product, including any supplements or amendments thereto and all Regulatory Approvals obtained therefrom. The Lead Regulatory Party shall make all filings with the Regulatory Authority that are necessary to maintain the Regulatory Approvals for the Product in good standing, including any regulatory reporting. In accordance with Section 8.2.1, each Party shall cooperate with the other Party with respect to any and all regulatory matters for which the other Party is responsible pursuant to this Agreement or the Research and Development Plan. Unless exigent action is required with respect to a given filing before a Regulatory Authority concerning a Candidate or Product, or a material communication with a Regulatory Authority concerning the same, the Lead Regulatory Party shall provide the other Party with copies of all filings relating to such Marketing Authorization Application prior to submission within a reasonable amount of time (but not less than [***]) to allow such Party to review and comment on such filings, and the Party submitting such filing shall consider all comments and proposed revisions from the other Party in good faith prior to submission. The Lead Regulatory Party shall consult with the other Party regarding, and keep the other Party informed of, the status of the preparation of all Marketing Authorization Applications and the prosecution or maintenance thereof, including any material communications that it receives with respect to the same. The Lead

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Regulatory Party shall provide to the other Party copies of all final Marketing Authorization Applications and filings relating thereto that it submits within [***] from filing (unless access to such Marketing Authorization Applications or filing is reasonably required earlier in which case the Lead Regulatory Party shall make such Marketing Authorization Applications and filings available earlier than [***] to the extent reasonably possible). The foregoing provisions of this Section 8.2.2 shall also apply to material and substantive communications with Regulatory Authorities. Both Parties will cooperate with respect to any and all regulatory matters with respect to the Product, including the implementation of any of the foregoing in any country in the Territory. For the avoidance of doubt, where Pfizer is the Lead Regulatory Party, all filing, prosecution and maintenance activities to be made by Pfizer under this Section 8.2.2 shall be made in the name of BioNTech or its Affiliate, unless otherwise agreed pursuant to Section 8.2.6, and Pfizer shall submit or make available to BioNTech within [***] copies of all filings and other material correspondence submitted to any Regulatory Authority, Governmental Authority or Government Official worldwide in BioNTech’s name or on BioNTech’s behalf in connection with such Regulatory Approvals and applications therefor.

8.2.3Requests by Associations or Competitors. The JCC shall, in good faith, seek to agree and align on the types of complaints, inquiries or other requests for information with respect to the Product from any trade or industry association or any competitor that may merit standard responses. Either Party shall use such standard responses in response to any such complaint, inquiry or request on which the JCC aligns. Furthermore, either Party will promptly notify the respective other Party if it or its Affiliates receive any complaint, inquiry or request, including situations for which such standard responses are not applicable or appropriate. If such standard responses are not sufficient, where such complaint, inquiry or request relates to or primarily impacts only one Party's Commercialization Territory, such Party will have control and discretion with respect to determining the appropriate response thereto, subject to applicable Law; provided, however, that if any such complaint, inquiry or request (i) relates to the safety or efficacy of the Product, subject to the terms of the applicable Pharmacovigilance Agreement, the Party that is the applicable MA Holder will have control and discretion (having regard to the other Party's input and recommendations) with respect to determining the appropriate response thereto or (ii) relates to or impacts both Parties' Commercialization Territory, the Party in receipt of such complaint, inquiry or request shall refer it to the JCC and the JCC will have control and discretion with respect to determining the appropriate response thereto, subject to applicable Law.

8.2.4Regulatory Meetings. The Lead Regulatory Party shall consult with the other Party reasonably in advance of the date of any anticipated meeting with a Regulatory Authority relating to any Marketing Authorization Applications or Regulatory Approvals in respect of any Candidate or Product for which it is responsible and shall consider any timely and reasonable recommendations made by the other Party in preparation for such meeting. The Parties agree that the Lead Regulatory Party shall lead interactions with respect to countries or regions in the Territory for which such Party is the Lead Regulatory Party. Upon the request of the other Party, and to the extent legally permissible and not opposed by the relevant Regulatory Authority, the Lead Regulatory Party shall permit the other Party to attend any and all meetings with the applicable Regulatory Authority concerning the Candidate or Product. [***]

8.2.5Manufacturing Matters. Where a Party is the Lead Regulatory Party and responsible for preparing and maintaining the filings for Regulatory Approval, the other Party shall

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provide all reasonable assistance to the Lead Regulatory Party in such filings, including preparation of the CMC portions of the Common Technical Document in English and supporting ancillary cGMP documents and analytical data as required to meet specific regulatory filing and approval requirements. Each Party shall promptly provide the other with copies of material written correspondence as reasonably necessary to permit each Party to comply with its relevant regulatory obligations described in the Agreement or as otherwise reasonably requested.

8.2.6Ownership of Regulatory Filings, Regulatory Approvals and Pricing and Reimbursement Approvals. The Parties shall discuss through the JSC which Party shall apply for and hold the Regulatory Approvals directed to a Candidate or Product in each country in the Territory. Notwithstanding Section 6.5.2, if despite good faith efforts, the JSC is unable to reach unanimous agreement on which Party shall apply for and hold the MAA or Marketing Authorization Approvals directed to a Candidate or Product in any country in the Territory, then BioNTech shall have final decision making authority in that respect, provided that Pfizer shall not be required to apply for and hold any MAA or Marketing Authorization Approval in a country unless Pfizer and its Affiliates are already Commercializing a Pfizer vaccine product in such country and are permitted to hold an MAA or Marketing Authorization Approval for the Product in such country. The Parties acknowledge that, unless otherwise determined pursuant to this Section 8.2.6 or required under applicable Law, all Regulatory Approvals directed to a Candidate or Product in a country in the Territory and all applications therefor shall be made and/or held in the name of and owned by BioNTech or its Affiliate. For clarity, if under the applicable Law of any country BioNTech or its Affiliate is allowed to apply for a Regulatory Approval even though, at the time of such application, BioNTech or its Affiliate does not fulfil the requirements under applicable Law to hold such Regulatory Approval in such country, BioNTech or its Affiliate shall be allowed to file such application, provided that BioNTech reasonably believes that it will fulfill all such requirements within such time period as will not unreasonably delay approval of the applicable Regulatory Approval. In addition, the following principles shall apply:

8.2.6.1Where BioNTech or its Affiliate has applied for and/or holds in its own name any MAA or Marketing Authorization Approval directed to a Candidate or Product in a given country in the Territory, it may, upon giving reasonable notice to Pfizer, elect with Pfizer's agreement to transfer to Pfizer or any of its Affiliates such Regulatory Approval (or the relevant application therefor) in such country and Pfizer or its Affiliate will not withhold its agreement to such transfer if Pfizer or any of its Affiliates is already Commercializing a Pfizer vaccine product in such country and is permitted to hold such MAA or Marketing Authorization Approval in such country.

8.2.6.2Where an MAA or Marketing Authorization Approval directed to a Candidate or Product in a given country in the Territory is held by Pfizer or its Affiliate after it has been (i) applied for or obtained by Pfizer or its Affiliate or (ii) transferred to Pfizer or its Affiliate pursuant to Section 8.2.6.1 above, BioNTech, in its sole discretion, may at any time request in writing that Pfizer transfers or transfers back, as applicable, such Regulatory Approval (or application therefor) to BioNTech or its Affiliate and, upon such written request, the Parties will mutually agree on the date of the transfer or transfer back, as applicable, of such Regulatory Approval (or application therefor) to BioNTech or its Affiliate, provided that such date shall be no later than six (6) months after BioNTech’s request and BioNTech has fulfilled all necessary requirements under applicable Law to

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hold such Regulatory Approval (or application therefor) at the time of transfer or transfer back.

8.2.6.3Recognizing that the transfer of the foregoing responsibilities or the responsibilities described in Sections 8.2.1 and 8.2.2 and Regulatory Approvals, as the case may be, requires time, coordination and effort, the Parties will agree a reasonable transition plan for each such transfer (including specifications for the transfer period) and during the transfer period BioNTech or Pfizer, as applicable, shall continue to use Commercially Reasonable Efforts to maintain the Regulatory Approvals in good standing and continue to perform its obligations as Lead Regulatory Party or owner of the Regulatory Approval (or application therefor), unless determined otherwise in the relevant transition plan.

8.2.6.4A Party that is a Regulatory Approval holder under this Agreement shall procure that its Affiliates conduct all activities in connection with such Regulatory Approvals in accordance with this Agreement.

8.2.7Notice of Regulatory Investigation or Inquiry. If any Regulatory Authority (i) contacts a Party with respect to the alleged improper Development, Manufacture, or Commercialization of a Candidate or Product in the Territory, (ii) conducts, or gives notice of its intent to conduct, an inspection at a Party’s facilities used in the Development or Manufacturing of a Candidate or Product, or (iii) takes, or gives notice of its intent to take, any other regulatory action with respect to any activity of a Party that could reasonably be expected to adversely affect any Development, Manufacture or Commercialization Activities with respect to a Candidate or Product in the Territory, then such Party shall promptly notify the other Party of such contact, inspection or notice. The inspected Party shall provide such other Party with copies of all pertinent information and documentation issued by any such Regulatory Authority within [***] of receipt, and, to the extent practicable, the JSC or appropriate subcommittee. Such other Party shall have the right to (a) be present at any such inspection where reasonably practicable, and (b) review and comment upon in advance any responses of the inspected Party that pertain to a Candidate or Product or a Party’s activities hereunder.

8.3Pharmacovigilance and Pharmacovigilance Agreement.

8.3.1As soon as practicably possible following the Signing Date the Parties shall form a Joint Safety Committee to (a) review and approve each investigator’s brochure for the clinical Development of Candidates and Products, (b) review and approve all aggregated data Drug Safety Update Reports, annual IND reports, and other period reports to Governmental Authorities information regarding patient safety (including adverse drug) experiences that are or may be associated with Candidates or Products, (c) review, discuss and agree the outputs of each Party’s periodic Candidate and Product related benefit/risk analysis, and (d) such other patient safety-related activities as the Parties may delegate to it from time to time.

8.3.2So long as BioNTech holds the necessary INDs/CTAs/Regulatory Approvals and is acting as sponsor in a country or region in the Territory, BioNTech may initiate clinical Development of the Candidates and Products in the EU prior to the Parties entering into a pharmacovigilance agreement. In such circumstances BioNTech shall be responsible for collecting, monitoring, evaluating, sharing and reporting to applicable Governmental Authorities in the EU information regarding patient safety (including adverse drug) experiences that are or may be

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associated with Candidates or Products. BioNTech shall be responsible for maintaining a suitable safety database.

8.3.3The Parties acknowledge and agree that they have entered into a pharmacovigilance agreement covering pharmacovigilance responsibility relating to Development Activities and shall update such agreement or enter into a new pharmacovigilance agreement with respect to Commercialization Activities (each a “Pharmacovigilance Agreement”), in each case reflecting the applicable terms set forth in Section 8.3.7 and Schedule 8.3.

8.3.4Following the filing of the IND for Candidate(s) with FDA:

8.3.4.1should BioNTech require Pfizer to take over certain activities in relation to collecting, monitoring, evaluating, sharing and reporting to applicable Governmental Authorities, but excluding Ethics Committees, information regarding patient safety (including adverse drug) experiences that are or may be associated with Candidates or Products in the EU, the Parties shall agree and execute an amendment to the Pharmacovigilance Agreement to (i) reflect the additional activities and responsibilities the Parties have agreed Pfizer will perform in the EU, and (ii) set out the procedures the Parties have agreed upon to allow for the reconciliation of BioNTech’s safety database with Pfizer’s safety database. The effectiveness of the amendment shall be conditional upon BioNTech delivering to Pfizer (x) confirmation from the relevant Governmental Authorities in the EU that they have accepted an amendment to the clinical trial protocol for any on-going clinical trial of Candidates or Product in the EU to reflect the necessary changes (as agreed with Pfizer) in responsibilities and contact information for collecting, monitoring, evaluating, sharing and reporting of information regarding patient safety (including adverse drug) experiences, and (y) written confirmation from BioNTech that it has amended the relevant clinical trial agreements to reflect the change in pharmacovigilance provider and trained the investigators on the new reporting procedures; and,

8.3.4.2BioNTech through their agreement with Fosun shall ensure that Fosun, via BioNTech, deliver to Pfizer (x) a copy of a due diligence report on Fosun’s safety data reporting system reasonably acceptable to Pfizer in terms of findings made, (y) a copy of the pharmacovigilance agreement between BioNTech and Fosun which, inter alia, provides for delivery to Pfizer of fully assessed, translated (into English) CIOMS forms for all SAEs: Death / life threatening SUSARs – 5 Business Days from Day 0 (Day 0 being receipt by Fosun from the clinical investigator), or 10 days for all other SAEs, [***] and (z) details of the quality management system used with Fosun to ensure that if late inbound reports are received BioNTech can request root cause analysis and implementation of corrective and preventive actions by Fosun. The Parties agree that prior to Fosun’s commencement of clinical activities by Fosun, BioNTech shall have entered into a written agreement with Fosun, reflecting the foregoing.

8.3.5The Pharmacovigilance Agreement and each amendment to it from time to time shall set forth the responsibilities and procedures for (i) collecting, monitoring, evaluating, sharing and reporting to applicable Governmental Authorities information regarding patient safety (including adverse drug) experiences that are or may be associated with Candidates or Products in the countries covered by that agreement and (ii) providing regulatory information to and support

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of the other Party with regard to regulatory obligations, provided, that, each such agreement shall include the following guiding principles: acting as BioNTech’s delegate for regulatory interactions, Pfizer shall primarily control the regulatory process and regulatory interactions in the countries covered by that agreement, provided, however that the Parties shall work together collaboratively to further the purposes of the collaboration and the activities described in this Agreement. Subject to the proviso in the foregoing sentence, to the extent there is any conflict between the terms and conditions of the Pharmacovigilance Agreement (as amended from time to time) and this Agreement with respect to safety or regulatory matters, the Pharmacovigilance Agreement shall control.

8.3.6Audits. Each Party shall have the right, at its sole cost and expense, to perform audits of the other Party’s pharmacovigilance, regulatory, and environmental, health and safety activities concerning any Candidates or Products under this Agreement, including each Party’s oversight of any Third Party contracted to perform pharmacovigilance, regulatory or environmental health and safety activities as outlined in this Agreement and in compliance with applicable Laws, which audit right is exercisable once per Calendar Year (or more frequently for material cause) during the Term, provided, however, that the auditing Party shall notify the other Party of the identity of any Third Party auditor, such other Party may require such Third Party auditor to sign a customary confidentiality agreement in form and substance reasonably acceptable to such other Party and the auditing Party shall not use such Third Party auditor without the prior consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned. Upon request, BioNTech shall provide Pfizer with a copy of its latest audit report on Fosun’s pharmacovigilance activities.

8.3.7Global Safety Database and Safety Reporting. Subject to the Pharmacovigilance Agreement entered into as described in Section 8.3.3 as amended from time, Pfizer shall maintain the global safety database for the Candidates and Products pursuant to this Agreement, provided that (a) BioNTech will hold a safety database to meet its sponsor responsibilities and regulatory responsibilities in the EU and any other countries or markets in the BioNTech Commercialization Territory and to hold safety data reports received from the Fosun Territory; (b) information shall be exchanged between Pfizer and BioNTech as described in the Pharmacovigilance Agreement to ensure alignment of information between the databases; and (c) BioNTech will delegate to Pfizer its responsibilities for the collection, processing, assessment and safety reporting to Regulatory Authorities for (i) all Clinical Trial(s) conducted pursuant to this Agreement and the Research and Development Plan thereunder in the Territory upon the approval of the IND for Candidate(s) with FDA and (ii) upon Regulatory Approval of the Marketing Authorization Applications or grant of Emergency Use Authorization, adverse event and other safety information relating to the Candidates or Products. Notwithstanding the foregoing, such responsibility can only be delegated to and Pfizer can only accept this responsibility if, with respect to safety information arising from clinical trials, the Clinical Trial sites for the Candidates and Products are reporting the safety data and, with respect to safety information from Commercialization Activities and Medical Activities, BioNTech and its Affiliates are reporting the safety data, in each case, including all individual Serious Adverse Events, translated into English, to Pfizer and for so long as Pfizer has access to all safety data, including all individual Serious Adverse Events, translated into English for any and all active Clinical Trials for the Candidates and Products, including products identical to Candidates or Products conducted under the terms and conditions of the Fosun Agreement (or subsequent agreements with other development partners) and for all Commercialization Activities and Medical

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Activities conducted by or on behalf of BioNTech to allow Pfizer to meet its regulatory obligations as Lead Regulatory Party in the Territory.

8.3.8Procedures and Training. Each Party will, at its sole cost and expense, put into place and cause its Affiliates to put into place, appropriate procedures, including the provision of adequate training to all applicable Representatives, to ensure full and timely compliance with its obligations under each of (a) this Section 8.3 and (b) the Pharmacovigilance Agreement.

8.4Product Complaints and Returns. The Parties’ rights and obligations with respect to non-conformance and returns of Products shall be governed by, as and to the extent applicable, Sections 9.3.1.2, 9.3.2.2, 9.10, 9.11, and Section 16 of this Agreement, and the applicable sections of the clinical supply agreement, the commercial supply agreement(s), any global quality agreement, any pharmacovigilance, in each case, where such agreement is related to the Product so affected. In addition, BioNTech may forward any product complaints received by it to Pfizer for further processing, reporting, closure and other related activities in the BioNTech Commercialization Territory to fulfill BioNTech’s responsibilities for complaint handling on BioNTech’s behalf in accordance with procedures that are agreed by the Parties.

8.5Clinical Trial Register. BioNTech shall, in accordance with Law and its internal policies, register, and publish the summaries and results of, Clinical Trials relating to the Candidate or Product on a clinical trial register maintained by it (or an equivalent register), or as otherwise required by Law. If Pfizer is the Lead Development Party for a Clinical Trial, Pfizer shall prepare such summaries and results in accordance with its internal policies and in a timely manner so as to allow the summaries and results to be published within the mandatory time period, and provide such summaries and results to BioNTech for review and comment. Pfizer will give reasonable consideration to any such comments. BioNTech shall publish such summaries and results on a clinical trial register maintained by it (or an equivalent register), within the mandatory time period.

8.6Regulatory Exclusivity. The JCC shall oversee the process of applying for and securing exclusivity rights that may be available under the applicable Law of countries in the Territory, including any data or market exclusivity periods such as those periods listed in the FDA's Orange Book or Purple Book (as applicable) or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 (including any pediatric exclusivity extensions or other forms of regulatory exclusivity that may be available), and all international equivalents.

8.7Liability. Subject to Pfizer and its Affiliates compliance with (i) the obligations set forth in Sections 8.1.3.8 above, Pfizer and its Affiliates, employees, agents or representatives will not be liable to BioNTech or its Affiliates in respect of any act, omission, default or neglect on the part of Pfizer, its Affiliates, or their respective employees, agents or representatives in connection with the activities undertaken as a Lead Regulatory Party where such activities are undertaken in good faith, unless liability arises from Pfizer's or its Affiliates, employees, agents or representatives gross negligence or willful misconduct.

8.8Objection Right. Notwithstanding any other provision of this Section 8, where a Party is the MA Holder, it shall have the right to object to or oppose any intended action of the other Party if such objecting Party reasonably and in good faith believes the other Party’s intended action is contrary to applicable Law and carries a material risk that if such action is taken, it will result in a material negative impact on approvability of a Market Authorization Application or continued approval of a Marketing Authorization Approval for the Product or sanctions or fines from the relevant Governmental Authority. In

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case of an objection or opposition by the MA Holder pursuant to the preceding sentence, the Parties shall promptly discuss the relevant issue in good faith and the objected or opposed intended action shall not be initiated or shall be put on hold until the Parties have reached an agreement on how to ensure compliance with applicable law.

8.9Personal Data. The Parties agree that any processing of Personal Data pursuant to this Agreement will be in their capacity as independent controllers with respect to such Personal Data. To the extent the Parties shall be required to share Personal Data in connection with this Agreement, the Parties shall enter into a legally binding written agreement governing the Parties relationship and their processing activities as required by Applicable Data Protection Law.

9.	Commercialization

9.1Annual Plans.

9.1.1Preparation of Annual Plans. The JCC shall prepare a Global Commercialization Plan (which will include a projected budget for Gross Profit for the applicable year set on a global and Major Market by Major Market basis) and will update such plan at least once per year. If the JCC agrees to establish one or more RCCs, each RCC shall prepare an Annual Regional Commercialization Plan which shall have regard to the Global Commercialization Plan's objectives and principles, and update such plan at least once per year for its respective Commercialization Region and submit the same to the JCC for review and approval solely in respect of those aspects where such local plans deviate from the Global Commercialization Plan. The Global Commercialization Plan (and updates made thereto) shall be prepared and reviewed in accordance with the timing for Pfizer’s global operations planning process, which timing shall be communicated by Pfizer to BioNTech sufficiently in advance to enable the Parties to prepare and approve the Global Commercialization Plan and updates thereto in accordance with such timing. Each Annual Regional Commercialization Plan that is to be prepared or reviewed by a RCC shall be prepared and reviewed for such year in accordance with (a) the timing for Pfizer’s operations planning process for the applicable Commercialization Region(s) within the Pfizer Commercialization Territory, which timing shall be communicated by Pfizer to BioNTech sufficiently in advance to enable the Parties to prepare and review such Annual Regional Commercialization Plan reasonably in advance of its implementation and (b) the timing for BioNTech’s operations planning process for the applicable Commercialization Region(s) within the BioNTech Commercialization Territory, which timing shall be communicated by BioNTech to Pfizer sufficiently in advance to enable the Parties to prepare and review such Annual Regional Commercialization Plan reasonably in advance of its implementation.

9.1.2Content of Commercialization Plans. The Global Commercialization Plan will include [***]. It is expected that only certain aspects of the Global Commercialization Plan shall be updated each Calendar Year, to adjust the plan for annual variations including the forecasts for Units of Product to be sold during each Calendar Quarter of the applicable year.

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9.2Pfizer Commercialization Responsibilities. In the Pfizer Commercialization Territory, Pfizer, subject to Section 9.14 and at its own cost, shall (or shall cause its Affiliates, sublicensees or subcontractors to);

9.2.1be responsible for commercial distribution of the Product and those other activities normally undertaken by the commercial distributor of a pharmaceutical product (in each case consistent with Commercially Reasonable Efforts), including, but not limited to:

9.2.1.1rejecting or accepting and fulfilling Third Party orders for Products and selling Products;

9.2.1.2subject to Section 9.6, applying for and negotiating for pricing and reimbursement of the Product;

9.2.1.3conducting all customer contracting pertaining to the Product;

9.2.1.4consulting with BioNTech whether to implement and, if so decided by Pfizer or BioNTech, as applicable in accordance with Section 9.11, implementing any recalls or market withdrawals of the Product; and

9.2.1.5managing and responding to medical information requests;

9.2.2manage and oversee product liability claims pertaining to Products distributed by it for use by its customers or patients in the Pfizer Commercialization Territory, and be responsible for the costs and Liabilities of all product liability claims solely to the extent that the injuries underlying such claims are caused by the breach or default, negligence or intentional misconduct of Pfizer, its Affiliates or any of its or their Representatives, and shall indemnify and hold harmless BioNTech and its Affiliates, Representatives from such costs;

9.2.3be responsible for promoting and detailing the Product in each country or region, as applicable, of the Pfizer Commercialization Territory using Commercially Reasonable Efforts and in a manner not inconsistent with the strategy and Global Commercialization Plan established by the JCC and, if applicable, the Annual Regional Commercialization Plan established by any applicable RCC, provided, however, that in no event will Pfizer, its Affiliates or any of their respective sublicensees or subcontractors be required to conduct any such activity in a manner that is inconsistent with Pfizer’s or its Affiliates’ own promotion or its detailing practices, policies or procedures for Pfizer’s or its Affiliates’ other products, consistently applied;

9.2.4subject to Sections 9.5 and 10.3, be responsible for training its medical and field sales personnel;

9.2.5ensure that its sales, medical and other representatives comply with all applicable regulatory, professional and legal requirements governing Product marketing, promotion and detailing activity, including all Anti-Corruption Laws;

9.2.6subject to Section 9.5.3, ensure that promotional materials developed by Pfizer are not inconsistent with the global messaging and global positioning platform approved by the JCC in the Global Commercialization Plan and in compliance with all Pfizer policies, the relevant Regulatory Approvals and applicable Laws;

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9.2.7comply with the standards and requirements set forth in Section 9.4.2;

9.2.8subject to the Pharmacovigilance Agreement, be responsible for maintaining the global safety database and managing pharmacovigilance reporting in accordance with the Pharmacovigilance Agreement, in each case on the behalf of the MA Holder(s);

9.2.9not actively solicit any orders for the Product from within the BioNTech Commercialization Territory;

9.2.10sell the Products in its own name and on its own account, subject to the profit sharing mechanism set forth in Section 4.9 above;

9.2.11invoice its customers and collect receivables in accordance with good industry practice, and

9.2.12ensure through an active monitoring program that its personnel and other representatives fully comply with all applicable regulatory, professional and legal requirements governing Product Commercialization Activity.

Pfizer shall not be obliged to commence its detailing and promotional efforts in a country of the Pfizer Commercialization Territory until after the Product has received a Market Authorization Approval (as opposed to an Emergency Use Authorization) and recommendations from the applicable Vaccine Technical Committee in such country. For clarity, other Commercialization Activities and Medical Activities may be conducted by Pfizer, at its sole discretion, prior to Regulatory Approval of a Product to the extent permitted by applicable Law in order to prepare for promotion, marketing and sale of Products once such Regulatory Approval is obtained and Pfizer shall not be obligated to commence any detailing and promotional efforts in violation of applicable Law.

9.3BioNTech Commercialization Responsibilities:

9.3.1General Responsibilities. BioNTech, at its own cost, shall

9.3.1.1in accordance with the Pharmacovigilance Agreement, promptly forward to Pfizer for handling all adverse event and associated safety information it or its representatives receive pertaining to the Product;

9.3.1.2be responsible for and indemnify and hold harmless Pfizer and its Affiliates, representatives, personnel and subcontractors, against the costs and Liabilities of all product liability claims, except to the extent such costs and Liabilities are the responsibility of Pfizer pursuant to Section 9.2.2;

9.3.1.3except to the extent Pfizer becomes the MA Holder for any country (including pursuant to Section 8.2.6 this Agreement), fulfill the obligations of the MA Holder and shall maintain the Regulatory Approvals for each Product and not diminish the label or indication for any Product without Pfizer’s prior consent; and

9.3.1.4ensure through an active monitoring program that its personnel and other representatives fully comply with all applicable regulatory, professional and legal requirements governing Product Commercialization Activity.

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9.3.2BioNTech Commercialization Territory Responsibilities. In the BioNTech Commercialization Territory, BioNTech, subject to Section 9.14 and at its own cost, shall (or shall cause its Affiliates, sublicensees or subcontractors to):

9.3.2.1be responsible for commercial distribution of the Product and those other activities normally undertaken by the commercial distributor of a pharmaceutical product (in each case consistent with Commercially Reasonable Efforts), including, but not limited to

(a)	rejecting or accepting and fulfilling Third Party orders for Products and selling Products;
(b)	subject to Section 9.6, applying for and negotiating for pricing and reimbursement of the Product;
(c)	conducting all customer contracting pertaining to the Product;
(d)	consulting with Pfizer whether to implement and, if so decided by Pfizer or BioNTech, as applicable in accordance with Section 9.11, implementing any recalls or market withdrawals of the Product; and
(e)	managing and responding to medical information requests;

9.3.2.2manage and oversee product liability claims pertaining to Products distributed by it for use by its customers or patients in the BioNTech Commercialization Territory, and be responsible for the costs of all product liability claims as set forth in Section 9.3.1.2;

9.3.2.3be responsible for promoting and detailing the Product in each country or region, as applicable, of the BioNTech Commercialization Territory using Commercially Reasonable Efforts and in a manner not inconsistent with the strategy and Global Commercialization Plan established by the JCC and, if applicable, the Annual Regional Commercialization Plan established by any applicable RCC, provided, however, that in no event will BioNTech, its Affiliates or any of their respective sublicensees or subcontractors be required to conduct any such activity in a manner that is inconsistent with BioNTech’s or its Affiliates’ own promotion or its detailing practices, policies or procedures for BioNTech’s or its Affiliates’ other products, consistently applied, or if no such practices are established across multiple commercialized products, then in a manner compliant with applicable Law and consistent with established industry practices for promotion and detailing;

9.3.2.4subject to Sections 9.5 and 10.3, be responsible for training its medical and field sales personnel;

9.3.2.5ensure that its sales, medical and other representatives comply with all applicable regulatory, professional and legal requirements governing Product marketing, promotion and detailing activity, including all Anti-Corruption Laws;

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9.3.2.6subject to Section 9.5.3, ensure that promotional materials developed by BioNTech are not inconsistent with the global messaging and global positioning platform approved by the JCC in the Global Commercialization Plan and in compliance with all BioNTech policies, the relevant Regulatory Approvals and applicable Laws;

9.3.2.7comply with the standards and requirements set forth in Section 9.4.2;

9.3.2.8not actively solicit any orders for the Product from within the Pfizer Commercialization Territory;

9.3.2.9sell the Products in its own name and on its own account, subject to the profit sharing mechanism set forth in Section 4.9 above;

9.3.2.10invoice its customers and collect receivables in accordance with good industry practice, and

9.3.2.11ensure through an active monitoring program that its personnel and other representatives fully comply with all applicable regulatory, professional and legal requirements governing Product Commercialization Activity.

BioNTech shall not be obliged to commence its detailing and promotional efforts in a country of the BioNTech Commercialization Territory until after the Product has received a Market Authorization Approval (as opposed to Emergency Use Authorization) and recommendations from the applicable Vaccine Technical Committee, if any, in or for such country. For clarity, other Commercialization Activities and Medical Activities may be conducted by BioNTech, at its sole discretion, prior to Regulatory Approval to the extent permitted by applicable Law of a Product in order to prepare for promotion, marketing and sale of Products once such Regulatory Approval is obtained and BioNTech shall not be obligated to commence any detailing and promotional efforts in violation of applicable Law.

9.4Sales Force.

9.4.1Maintenance of Sales Force. Within its respective Commercialization Territory, in each Major Market Country, the applicable Commercializing Party will use Commercially Reasonable Efforts to provide and maintain, at its respective sole cost and expense (following Regulatory Approval of the Product in such country), (a) a well-trained internal or external sales force of PSRs sufficient to promote the Product in accordance with the applicable Annual Regional Commercialization Plan, if there is one or if not, in accordance with the Global Commercialization Plan and (b) an adequate number of well-trained internal or external Sales Managers to oversee all of such Commercializing Party’s PSRs and other sales force Representatives.

9.4.2Pfizer Policies and Standards. Pfizer will ensure that during the course of its promotion of the Product in the Pfizer Commercialization Territory, its respecting Sales Managers, PSRs and other sales and promotion representatives are governed by promotional standards and are subject to policies that (a) require them to limit the claims of efficacy and safety for the Product to those which are consistent with the Pfizer Promotional Materials approved by Pfizer and the Pfizer Training Materials; (b) require such individuals to use only the Pfizer Promotional Materials approved by Pfizer; (c) do not permit such individuals to add, delete or modify claims of efficacy

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or safety contained in such Pfizer Promotional Materials or to make any other changes in any such Pfizer Promotional Materials; (d) include the manner in which employees and other representatives should handle unsolicited requests for information related to off-label uses of the Product; and (e) are designed to ensure compliance with applicable Laws. In addition, Pfizer will ensure that its marketing, promotion and detailing of the Product will be in adherence to all applicable Laws, Anti-Corruption Laws, Party Specific Regulations, Pfizer’s Internal Compliance Codes, Professional Requirements and the applicable Annual Regional Commercialization Plan, if there is one, and any updates thereto, in each case to the extent applicable in such country. Pfizer shall provide BioNTech with access to copies of its global foundational headquarters level policies that have worldwide applicability to the promotion and Commercialization of the Product. [***]

9.4.3BioNTech Policies and Standards. BioNTech will ensure that during the course of its promotion of the Product in the BioNTech Commercialization Territory, its respecting Sales Managers, PSRs and other sales and promotion representatives are governed by promotional standards and are subject to policies that (a) require them to limit the claims of efficacy and safety for the Product to those which are consistent with the BioNTech Promotional Materials approved by BioNTech and the BioNTech Training Materials; (b) require such individuals to use only the BioNTech Promotional Materials approved by BioNTech; (c) do not permit such individuals to add, delete or modify claims of efficacy or safety contained in such BioNTech Promotional Materials or to make any other changes in any such BioNTech Promotional Materials; (d) include the manner in which employees and other representatives should handle unsolicited requests for information related to off-label uses of the Product; and (e) are designed to ensure compliance with applicable Laws. In addition, BioNTech will ensure that its marketing, promotion and detailing of the Product will be in adherence to all applicable Laws, Anti-Corruption Laws, Party Specific Regulations, BioNTech’s Internal Compliance Codes, Professional Requirements and the applicable Annual Regional Commercialization Plan, if there is one, and any updates thereto, in each case to the extent applicable in such country. At least [***] prior to Commercialization of the Product in the BioNTech Commercialization Territory, or such shorter period as may be agreed by the Compliance Committee, BioNTech shall provide Pfizer with BioNTech’s policies in relation to promotion and Commercialization of the Product for Pfizer's review and compliance audit. Within [***] after any change of such policies, BioNTech shall provide Pfizer with a copy of any changed compliance policies.

9.4.4Compliance of Personnel. If information comes to a Party’s attention that provides such Party with a reasonable basis to believe that any Sales Manager or PSR of the other Party or its Affiliates has (a) violated any applicable Law as it relates to promoting or detailing of the Product or (b) failed to comply with the terms of this Agreement in respect of its Commercialization Activities, then, with respect to either (a) or (b), such Party will have the right to (i) request that the other Party immediately assess the performance of such individual and (ii) exercise any other rights or remedies available to it under this Agreement, at law or in equity. The other Party will (A) promptly use Commercially Reasonable Efforts to evaluate and resolve such issue in accordance with its internal policies or as it may otherwise deem appropriate, (B) to the extent permitted by applicable Law, keep the first Party informed of the progress of, and information learned during, such evaluation and (C) within [***] of the first Party bringing such information to the other Party’s attention, provide the first Party, to the extent permitted by applicable Law, with a reasonably detailed written report summarizing any steps taken toward

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resolution of the matter, unless such other Party has received an opinion from counsel that such disclosure would waive any applicable privilege attaching to information or written report.

9.5Training Materials, Promotional Materials and Other Product Information.

9.5.1Pfizer’s Training Obligations. Pfizer or its Affiliates, at its cost and risk, will develop (as necessary or desirable to address local requirements or customs and market strategies and needs) and design training materials, for use by its PSRs and Sales Managers in particular countries within the Pfizer Commercialization Territory (the “Pfizer Training Materials”). The Pfizer Training Materials shall be in compliance with applicable Law, consistent with the applicable Regulatory Approvals for the Product and, except where necessary to comply with applicable Law, not be inconsistent with the global Commercialization strategy for the Product established by the JCC as reflected in the Global Commercialization Plan. Upon BioNTech’s reasonable request, Pfizer shall provide BioNTech with access to the Pfizer Training Materials  developed specifically for the Product for use in the Major Markets in the Pfizer Commercialization Territory for BioNTech to review, and Pfizer shall take into account any reasonable comments made by BioNTech in relation to such Pfizer Training Materials. Utilizing such Pfizer Training Materials, Pfizer will be responsible, at its own cost and risk, for preparing and delivering training to its PSRs and Sales Managers with respect to the Product and the detailing thereof. Such training shall occur (a) prior to the provision by such PSR or Sales Manager of any detailing or promotional activities with respect to the Product and (b) periodically thereafter in each country in the Pfizer Commercialization Territory as is consistent with Pfizer’s practices for periodic training of its Sales Managers and PSRs or as may be otherwise needed to update such training based on new information. Pfizer shall share the Pfizer Training Materials with BioNTech for BioNTech’s use, subject to Section 9.5.2 and at its sole risk, in the BioNTech Commercialization Territory; provided, however, that Pfizer shall not be liable to BioNTech for any inaccuracy or error in the Pfizer Training Materials.

9.5.2BioNTech’s Training Obligations. Utilizing the Pfizer Training Materials where applicable, BioNTech or its Affiliates, at its cost and risk, will adapt (as necessary or desirable to address local requirements or customs and market strategies and needs) and design training materials, for use in particular countries within the BioNTech Commercialization Territory (as so adapted and designed, the “BioNTech Training Materials”). BioNTech shall ensure that the BioNTech Training Materials shall be in compliance with applicable Law, consistent with the applicable Regulatory Approvals for the Product and, except where necessary to comply with applicable Law, not be inconsistent with the global Commercialization strategy for the Product established by the JCC as reflected in the Global Commercialization Plan. Utilizing such BioNTech Training Materials, BioNTech will be responsible, at its own cost and risk, for preparing and delivering training to its PSRs and Sales Managers with respect to the Product and the detailing thereof. Such training shall occur (a) prior to the provision by such PSR or Sales Manager of any detailing or promotional activities with respect to the Product and (b) periodically thereafter in each country in the BioNTech Commercialization Territory as is consistent with BioNTech’s practices for periodic training of its Sales Managers and PSRs or as may be otherwise needed to update such training based on new information.

9.5.3Promotional Materials. All written sales, promotion and advertising materials relating to the Product, and other media and materials used to promote the Product or educate the

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public regarding the Product or any indication treated with the Product (collectively and including translations, “Promotional Materials”) will be prepared by Pfizer for the Pfizer Commercialization Territory (the “Pfizer Promotional Materials”) and by BioNTech for the BioNTech Commercialization Territory (the “BioNTech Promotional Materials”) and, Pfizer or BioNTech, as applicable, will determine, in its discretion, but subject to the requirements set forth below in this Section 9.5.3 and in Section 9.12, the content, the quantity and the method of distribution of all such Promotional Materials within its respective Commercialization Territory. All such Promotional Materials prepared by a Party shall (a) be owned (as to Copyright) by such Party; (b) not be inconsistent with the global messaging platform approved by the JCC as reflected in the Global Commercialization Plan (c) be in compliance with the applicable Regulatory Approval(s) for the Product and applicable Law, and (d) be reviewed and approved for use in a manner consistent with such Party’s normal procedures for reviewing and approving promotional materials for its other Products, consistently applied (or in the case of BioNTech in accordance with procedures consistent with applicable Laws and industry standards for review and approval of promotional materials for pharmaceutical and vaccine products), and in any event, in accordance with procedures to ensure that such Promotional Materials meet the requirements set forth in clauses (b) and (c) above. Pfizer and BioNTech shall coordinate to ensure there is consistency of approach by BioNTech of its Promotional Materials for Germany compared with Pfizer’s Promotional Materials for the rest of the EU. In connection with the performance of its Commercialization Activities in each country of the Pfizer Commercialization Territory, Pfizer will and will cause its Affiliates and Representatives, including Pfizer’s sales managers and PSRs, to use only the Pfizer Promotional Materials provided by Pfizer for use in such country and to not use such Pfizer Promotional Materials for any other purposes other than its Commercialization Activities under this Agreement. In connection with the performance of its Commercialization Activities in each country of the BioNTech Commercialization Territory, BioNTech will and will cause its Affiliates and Representatives, including BioNTech’s sales managers and PSRs, to use only the BioNTech Promotional Materials provided by BioNTech for use in such country and to not use such Pfizer Promotional Materials for any other purposes other than its Commercialization Activities under this Agreement. On an item-by-item and country-by-country basis, and upon the written request of BioNTech and with Pfizer’s prior written approval (such approval not to be unreasonably withheld or delayed), Pfizer hereby licenses BioNTech to use, reproduce, copy, modify, distribute and display such Pfizer Promotional Materials in accordance with this Agreement and compliance with applicable Law, provided that BioNTech will not use such Pfizer Promotional Materials for any other purposes other than its Commercialization Activities under this Agreement. For clarity, BioNTech may combine requests for Pfizer’s approval for the use of several items in various countries in one written request.

9.6Pricing, Reimbursement and Market Access.

9.6.1Guidelines. The JCC shall establish a global pricing strategy, launch sequencing and a range of suggested prices and any discount strategies, rebates or managed entry strategies, which price ranges and strategies may differ by region or country, for each Product in the Territory (collectively, the “Pricing and Reimbursement Guidelines”) which will be submitted by the JCC to each of the Parties as recommended but non-binding guidance. All sales of Product shall be made in accordance with the applicable Pricing and Reimbursement Guidelines [***].

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9.6.2Pricing Meetings, Submissions & Negotiations. Subject to Section 8.2, the Commercializing Party having rights to Commercialize in a specific country or region of its Commercialization Territory will be solely responsible for conducting all meetings and negotiations with, and the preparation of all materials and submissions for, national and local Governmental Authorities, health insurance providers (e.g., managed care, sickness fund), retail and hospital pharmacies, other formulary segments (e.g., sub-national and local payors) and other Third Party payors relating to any pricing, tenders, direct procurement contracts, inclusion on formularies, coverage or reimbursement with respect to Products in each such country or region, and shall have the right to hold in its name and control all applications, registrations, licenses, authorizations, approvals required for such purposes. All such pricing meetings, submissions and negotiations shall be planned and conducted by each Party in compliance with applicable Law, Anti-Corruption Laws, applicable pharmaceutical industry guidelines, applicable Internal Compliance Codes and Party Specific Regulations.

9.7Purchase Agreements with Governmental Authorities.

9.7.1After the Amendment Signing Date, in negotiating any agreement with a Governmental Authority for such Government Authority to purchase the Product, [***] such Party will notify and promptly meet to discuss with the other Party the results of such negotiation prior to concluding and entering into such agreement.

9.7.2In any event, prior to entering into any agreement with any Government Authority in a Major Market Country after the Amendment Signing Date, for such Governmental Authority to purchase or have purchased from the Party negotiating such agreement or for such Party to otherwise supply Product to such Governmental Authority, to the extent permitted and provided the receiving Party has the necessary security and infrastructure in place as may be required by the Governmental Authority (provided that, where permitted, such security and infrastructure requirement shall be communicated to the receiving Party by the negotiating Party in writing reasonably in advance of any need for such security and infrastructure by the receiving Party), the applicable Party negotiating such agreement shall make a substantially negotiated draft version of such agreement available to the other Party for review and comment, and that other Party shall make available its comments (if any) to any such draft agreement to the Party negotiating such purchasing or supply agreement within [***] of its receipt of such draft agreement. The Party negotiating such purchasing or supply agreement shall consider the other Party’s comments in good faith when finalizing its negotiation of such purchasing or supply agreement with such Government Authority. In addition, each Party shall promptly submit to the other Party a copy of any such purchasing or supply agreement concluded with any Government Authority prior to the Amendment Signing Date to the extent permitted under such agreement (and, where required, shall use good faith efforts to obtain relevant consents of the Government Authority to allow such sharing of such agreement). Notwithstanding the provisions of Section 12.1, the Party receiving any agreements with Government Authorities that are provided pursuant to this Section 9.7, including any drafts provided hereunder, shall treat such agreements as the providing Party’s Confidential Information and shall hold such agreements, including any drafts provided hereunder, strictly confidential in perpetuity and shall only disclose those aspects of such agreements to those Representatives of the receiving Party having a need to know.

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9.8Product Packaging Configurations. The Parties shall each provide to the JCC current information regarding their respective Product Shipping and Storage Costs associated with all current and proposed Packaging Configurations for which they are responsible. [***]

9.9Product Orders; Invoicing; Distribution and Sales. With respect to Product in each country of a Party’s Commercialization Territory, the applicable Commercializing Party will have sole control and responsibility with respect to (a) receiving orders and order processing, including, rejection or acceptance and fulfillment of orders, (b) invoicing, (c) collection and receivables, (d) distribution and (e) effecting all sales of Product in the Commercialization Territory (provided that the foregoing shall not prevent or be breached by the unsolicited supply of Product by one Party from an EU country within its Commercialization Territory to an EU country outside of its Commercialization Territory in response to an unsolicited order).

9.10Returns. With respect to Product in each country of a Party’s Commercialization Territory, the applicable Commercializing Party will have sole control and, subject to Sections 9.2.2, 9.3.1.2 and 9.3.2.2, responsibility with respect to handling all returns of the Product and destruction of non-saleable or returned Product. Any and all costs associated with returns of Product, including accruals for returns of the Product sold during the Term will be included as a deduction from gross sales in the calculation of Net Sales pursuant to Section 4.9.2.

9.11Recalls and Withdrawals. In the event that either Party believes that a recall or withdrawal of a Product is advisable in any country of the Territory, it shall promptly consult with the other Party with respect thereto. After such consultation, Pfizer will have the sole right and authority to make any decision to initiate a recall or withdrawal of the Product in any country of the Pfizer Commercialization Territory and BioNTech will have the sole right and authority to make any decision to initiate a recall or withdrawal of the Product in any country of the BioNTech Commercialization Territory, provided, however, that in each such case, with respect to (a) any lot or batch of Product manufactured by a Party, its Affiliates or any of their respective subcontractors, in the event that such Party, after consultation with the other Party, determines that such lot or batch of Product should be recalled in one or more countries of the other Party’s Commercialization Territory, it shall so notify such other Party and such other Party shall promptly institute a recall of such lot or batch of such Product, and (b) if the Party that is the MA Holder in a country in the other Party’s Commercialization Territory determines in good faith, after consultation with the other Party and its legal counsel, that a recall is required in such country by applicable Law, it shall so notify such other Party and such other Party shall promptly institute a recall. Subject to the foregoing and Sections 9.2.2, 9.3.1.2, 9.3.2.2 and 16.3, the Commercializing Party will have sole control, responsibility and discretion with respect to implementing any and all such recalls or withdrawals in each country of such Party’s Commercialization Territory, provided that where the Recall Costs are to be borne by the other Party the Commercializing Party shall use Commercially Reasonable Efforts to mitigate any such Recall Costs. The Recall Costs of any such recall or withdrawal will be borne by BioNTech, except to the extent that the recall or withdrawal of Product is attributable to the (i) breach or default of Pfizer or its Affiliates or any of its or their Representatives under this Agreement or in its Manufacturing, handling or storing of the Product that is the subject of the recall or withdrawal, or (ii) negligence or willful misconduct of Pfizer, its Affiliates or any of its or their Representatives, in which event Pfizer will if such recall or withdrawal is in a country in the Pfizer Commercialization Territory, bear or, if such recall or withdrawal is in a country in the BioNTech Commercialization Territory, reimburse BioNTech and its Affiliates for such Recall Costs. If there is any

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recall or withdrawal, then the Commercializing Party will implement any necessary action, and the other Party will provide any and all assistance as reasonably requested by the Commercializing Party.

9.12Co-branding. As of the Amendment Signing Date, the Parties agree on the following co-branding provisions to govern the future use of the Pfizer House Mark and BioNTech House Mark:

Where permitted by applicable Law and consistent with the applicable Regulatory Approval, subject to Section 11.9.4, the Parties shall include on (a) Product Packaging and Labeling for the Product in the Territory, (b) all Promotional Materials to be distributed in the Territory by the Commercializing Party’s Sales Managers and PSRs and (c) those Medical Education Materials related solely to the Product to be distributed in the Territory by the Commercializing Party’s MSLs (the materials described in each of (a), (b) and (c), the “Commercialization Materials”), both the Pfizer House Mark and the BioNTech House Mark, with both House Marks being clearly visible to the customer and having equal prominence; provided that:

9.12.1with respect to Commercialization Materials distributed in connection with the Product Commercialized under an Emergency Use Authorization issued by the FDA or by a Regulatory Authority in reference to the Emergency Use Authorization issued by the FDA, then on a country by country basis:

(a)[***]; and

(b)[***];

9.12.2[***]

9.12.3[***].

[***]

9.13Vaccine Technical Committees. Pfizer shall have the right to seek all recommendations for use of the Product from the applicable Vaccine Technical Committees throughout the Pfizer Commercialization Territory and BioNTech shall have the sole right to seek all recommendations for use of the Product from the applicable Vaccine Technical Committees throughout the BioNTech Commercialization Territory.

9.14Diligence and Performance Standards. Each Party’s obligations to Commercialize the Product in its respective Commercialization Territory (and to undertake any Medical Activities in its respective Commercialization Territory) [***]. For clarity, [***], provided that a Party’s Commercialization Activities or Medical Activities in such country shall remain subject to this Article 9 and Article 10, including compliance with all applicable Laws, including Anti-Corruption Laws and provided further that if one Party does not actively Commercialize the Product in any such country which is part of its Commercialization Territory, the other Party may, through written notice to such Party, notify such Party that it desires to discuss taking over Commercialization in such country and, in such event, the Parties shall discuss in good faith whether such country shall be added to the Commercialization Territory of the other Party; provided that the Party that is entitled to Commercialize in such Commercialization Territory shall have no obligation to agree to add such country to the Commercialization Territory of the

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other Party. Notwithstanding the foregoing, the Parties acknowledge the provisions of Section 4.15 and that neither Party guarantees the success of the Product.

9.15Management of Representatives. Each Party will have sole authority and responsibility for recruiting, hiring, managing, compensating (including paying for all benefits, wages, special incentives, workers’ compensation and employment taxes), disciplining, terminating the employment of and otherwise controlling the Representatives provided or engaged by or on behalf of such Party or its Affiliates for performance of its Commercialization Activities and other obligations under this Agreement; provided that all such Representatives will be, to the extent relevant to the activities to be performed by such Representatives, subject to written obligations of confidentiality and invention assignment substantially consistent with the relevant provisions of this Agreement prior to, and as a condition of, such Representatives performing any such Commercialization Activities, provided, further¸ that to the extent that ownership of all relevant inventions of such Representative vests in such Party or its Affiliates, no such written obligation of invention assignment are required. Each Party will respectively provide for the day-to-day management of its or its Affiliates’ Sales Managers, PSRs, MSLs and other Representatives involved in any Commercialization Activities, including furnishing administrative support, financial resources, equipment and supplies.

10.	Medical Affairs

10.1Global Medical Activities. The Parties shall, but only using Commercially Reasonable Efforts in accordance with its obligations pursuant to Section 9.14, undertake their respective global medical activities [***] (“Global Medical Activities”). The medical affairs section of the Global Commercialization plan will address medical strategies and guidelines; provided, however, that each Party will have final say on its own Global Medical Activities. A copy of any article or abstract that relates directly to the Product which has been published in a scientific, medical, academic or industry publication by either Party under its Medical Activities for its respective Commercialization Territory shall be provided to the respective other Party after its publication. All such Global Medical Activities shall be planned and conducted by each Party in compliance with applicable Law, applicable pharmaceutical industry guidelines, applicable Internal Compliance Codes and Party Specific Regulations. Each Party will bear its own internal costs associated with planning, conducting and attending any such Global Medical Activities.

10.2Medical Science Liaisons.

10.2.1BioNTech Medical Science Liaisons. In each country of the BioNTech Commercialization Territory where BioNTech determines the use of MSLs are appropriate in connection with the Product, BioNTech shall, at its sole cost and using its Commercially Reasonable Efforts, provide and maintain MSLs to engage in MSL Activities pertaining to the Product in such country, each in accordance with the medical portion of the applicable Global Commercialization Plan and the applicable Annual Regional Commercialization Plan, if any, for such Commercialization Region. Each such BioNTech MSL may be either a full-time or a part-time employee of BioNTech or its Affiliates or an employee of a Third Party company or agency that provides temporary employees to BioNTech or its Affiliates pursuant to a contract between BioNTech or its Affiliate and such Third Party company or agency and in each case, such BioNTech MSL will remain exclusively under the authority of BioNTech or its Affiliate and be subject to all required training and Compliance requirements.

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10.2.2Pfizer Medical Science Liaisons. In each country of the Pfizer Commercialization Territory where Pfizer determines the use of MSLs are appropriate in connection with the Product, Pfizer shall, at its sole cost, but only using Commercially Reasonable Efforts in accordance with its obligations pursuant to Section 9.14, provide and maintain MSLs to engage in MSL Activities pertaining to the Product in such country, each in a manner not inconsistent with the medical portion of the applicable Global Commercialization Plan and the applicable Annual Regional Commercialization Plan, if any, for such country. Each such Pfizer MSL may be either a full-time or a part-time employee of Pfizer or its Affiliates or an employee of a Third Party company or agency that provides temporary employees to Pfizer or its Affiliates pursuant to a contract between Pfizer or its Affiliate and such Third Party company or agency and in each case, such Pfizer MSL will remain exclusively under the authority of Pfizer or its Affiliate and be subject to all required training and Compliance requirements.

10.2.3MSL Activities. Each Party will, and will cause its respective Affiliates to, ensure that, in each country within its Commercialization Territory, the activities of such Commercializing Party’s MSLs are (i) aligned with guidelines established by the applicable Commercializing Party across its product portfolio, consistently applied (e.g., related to internal and external interactions), or if the Party does not have such guidelines, then consistent with industry standards for such governing MSL Activities, and (ii) not inconsistent with the global medical strategy for the Product as set forth in the medical portion of the applicable Global Commercialization Plan or the medical strategy for the Product in such country as set forth in the applicable Annual Regional Commercialization Plan. Each Party will, and will cause its Affiliates to, ensure that, in each country within its Commercialization Territory, its MSLs only use Medical Education Materials approved by the applicable Commercializing Party for use in such country.

10.3Training and Medical Education Materials.

10.3.1Pfizer’s Training Obligations. Pfizer or its Affiliates, at its cost and risk, will develop training materials for its MSLs, for use in particular countries within the Pfizer Commercialization Territory (the “Pfizer Medical Training Materials”). The Pfizer Medical Training Materials shall be in compliance with applicable Law, consistent with the applicable Regulatory Approvals for the Product and, except where necessary to comply with applicable Law, not be inconsistent with the global medical strategy for the Product established by the JCC as reflected in the medical affairs section of the Global Commercialization Plan. Utilizing such Pfizer Medical Training Materials, Pfizer will be responsible, at its own cost and risk, for preparing and delivering training to its MSLs with respect to the Product. Such training shall occur (a) prior to the provision by such MSL of any MSL Activities with respect to the Product and (b) periodically thereafter in each country in the Pfizer Commercialization Territory as is consistent with Pfizer’s practices for periodic training of its MSLs or as may be otherwise needed to update such training based on new information. Pfizer will share, at BioNTech’s risk, such Pfizer Medical Training Materials (to the extent such materials are solely related to the Product) for BioNTech’s use, subject to Section 10.3.2, in the BioNTech Commercialization Territory; provided, however, that Pfizer shall not be liable to BioNTech for any inaccuracy or error in the Pfizer Medical Training Materials.

10.3.2BioNTech’s Training Obligations. BioNTech or its Affiliates, at its cost and risk, will develop (as necessary or desirable to address local requirements or customs and medical strategies and needs) and design training materials, for use in particular countries within the

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BioNTech Commercialization Territory, including by adapting and modifying the Pfizer Medical Training Material (the “BioNTech Medical Training Materials”). BioNTech shall ensure that the BioNTech Medical Training Materials shall be in compliance with applicable Law, consistent with the applicable Regulatory Approvals for the Product and, except where necessary to comply with applicable Law, not be inconsistent with the global medical strategy for the Product established by the JCC as reflected in the medical affairs section of the Global Commercialization Plan. Utilizing such BioNTech Medical Training Materials, BioNTech will be responsible, at its own cost and risk, for preparing and delivering training to its MSLs with respect to the Product. Such training shall occur (a) prior to the provision by such MSL of any MSL Activities with respect to the Product and (b) periodically thereafter in each country in the BioNTech Commercialization Territory as is consistent with BioNTech’s practices for periodic training of its MSLs or as may be otherwise needed to update such training based on new information.

10.3.3Communication with MSLs. Subject to this Section 10.3, each Party will, directly or through its Affiliates, have full and sole responsibility for the dissemination of all information regarding the Product to its MSLs.

10.3.4Medical Education Materials. All written medical educational materials to be provided to healthcare professionals relating to any condition treated with the Product, and other media and materials used to educate the public regarding the Product or any indication treated with the Product (collectively and including translations, “Medical Education Materials”) will be prepared by Pfizer for use in the Pfizer Commercialization Territory and by BioNTech for use in the BioNTech Commercialization Territory. Subject to applicable Law, Pfizer will determine the content, quantity and method of distribution of all such Medical Education Materials and other Pfizer Commercial Materials for use in the Pfizer Commercialization Territory in its sole discretion and BioNTech will determine the content, quantity and method of distribution of all such Medical Education Materials and other BioNTech Commercial Materials for use in the BioNTech Commercialization Territory in its sole discretion, provided that, in each case, all such Medical Education Materials and Pfizer Commercial Materials or BioNTech Commercial Materials, as applicable, will be in compliance with applicable Law. Pfizer and BioNTech each will provide the other copies of the Medical Education Materials it prepares, and the other Party shall be free to utilize all or part of such Medical Education Materials in the design of the Medical Education Materials it will prepare solely for use in and distribute solely by its or its Affiliates’ MSLs and other employees, as permitted by applicable Law and such Party's Internal Compliance Codes, in its Commercialization Territory. Each of Pfizer and BioNTech will, and will cause its respective Affiliates and its and their respective Representatives, including each MSL and other Representative to, as applicable, (a) use all Pfizer Commercial Materials solely in connection with Pfizer’s MSL Activities under this Agreement, (b) use all BioNTech Commercial Materials solely in connection with BioNTech’s MSL Activities under this Agreement, (c) not create or modify, distribute or use sales, promotion or any other material relating to the Product other than the Medical Education Materials or other approved materials per each respective Party’s Compliance policies, and requirements under local labeling, Regulatory Approval and applicable Law.

10.4Unsolicited Medical Requests.  Pfizer will have the exclusive right to respond to all Unsolicited Medical Requests received from HCPs, patients, payors or other customers in the Pfizer Commercialization Territory and BioNTech will have the exclusive right to respond to all Unsolicited Medical Requests received from HCPs, patients, payors or other customers in the BioNTech

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Commercialization Territory. In the event a Commercializing Party or its Representatives receives an UMR from an individual within and concerning a country in the other Commercializing Party’s Commercialization Territory, such Commercializing Party (i) will log all Unsolicited Medical Requests it or any of its Representatives receives in accordance with its respective policies and procedures in effect in each country within its Commercialization Territory, (ii) will, and will use Commercially Reasonable Efforts to cause its respective Affiliates and their respective Representatives to, communicate promptly to the other Party all UMRs so received concerning that other Party’s Commercialization Territory, by contacting the other Party’s medical information function in the applicable country, and (iii) to the extent practicable, shall refer the individual making such Unsolicited Medical Request to the other Party for response in accordance with referral instructions that such other Party has previously provided and that are then in effect. The applicable RCC for each such country or if there is no RCC for such country, the Party in whose Commercialization Territory such country is located, will be responsible for reviewing such policies and procedures related to logging UMRs as well as determining the manner by which a Party will communicate UMRs to the other Party as provided above, including points of contact for each such country. If any gaps or significant differences between the applicable policies and procedures of BioNTech and Pfizer related to the logging of UMRs in a given country are identified, then each Party will promptly consult with applicable internal personnel and each other to determine how such policies and procedures are to be reconciled. Each party will share analytics such as inquiry volumes and topics on a monthly basis or other mutually agreed upon timeframe.

10.5Medical Information Content. Pfizer shall be responsible for preparing all medical information standard response documents, content and frequently asked questions (FAQs) documents to be used in the context of the Commercialization of the Product or Product Materials in the Territory (such medical information individually or collectively, “Medical Information Content”) and shall make such Medical Information Content available to BioNTech within [***]. [***].

10.6Medical Affairs Studies. Either Party shall have the right, at its own expense, to plan, design, recruit, monitor and conduct studies (other than Clinical Trials) relating to the Product, including surveillance studies, epidemiological studies, or other non-interventional studies where the effectiveness of the Product is not an endpoint nor are such studies used to support Regulatory Approval of the Product or expansion of the Product label (“Medical Affairs Studies”), provided that (i) such study shall be conducted in compliance with applicable Law and all applicable Professional Requirements and (ii) solely to the extent that data arising from any such study is of application exclusively to the Product, such data shall be owned by BioNTech, and Pfizer shall make such data available to BioNTech upon completion of the relevant study, and Pfizer shall be free to use and sublicense (through multiple tiers) such data (on a royalty free and irrevocable basis) for any purpose. The Party conducting such studies shall keep the other Party reasonably informed regarding the results of all such studies. In the event that the other Party desires to use the data from any such study in the Commercialization of the Product in its Commercialization Territory, the Parties shall discuss in good faith a cost-sharing arrangement with respect to costs of such studies in consideration for a license to use such data from such study.

11.	Intellectual Property

11.1Patent Committee. Within the first [***] following the Effective Date, or as otherwise agreed by the Parties, the Parties will establish a patent committee (the “Patent Committee”), comprised of at least [***] of BioNTech and at least [***] of Pfizer (which [***] may be replaced by either Party at any time through written notice to the other Party). The Patent Committee shall coordinate all activities in

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relation to Patent Rights applicable to the terms of this Agreement. In particular, the Patent Committee shall:

11.1.1coordinate all activities in relation to the filing and prosecution of Patent Rights relating to this Agreement pursuant to Sections 11.2.1 and 11.3.1 of this Agreement,

11.1.2discuss any actual, potential or suspected infringement of such Patent Rights pursuant to Section 11.4.1,

11.1.3regularly review which BioNTech Patent Rights may be relevant to Candidates and Products; and

11.1.4discuss and consider any potential Future License, including in meetings where relevant attorneys and business personnel of the Parties are invited to participate in such discussions and considerations, provided that the decision for any agreement to become a Future License shall only be made on mutual agreement by the Parties.

11.1.5The Patent Committee shall meet (either in-person or by audio or video conference) as often as determined by the Patent Committee as well as upon the reasonable request of either Party. It is acknowledged that particularly in the case of any Enforcement Action the Patent Committee may need to meet at very short notice and be required to expedite and make decisions very quickly and the Parties shall procure that the Patent Committee shall meet urgently as quickly as reasonably required in connection with any Enforcement Action. The Patent Committee will be chaired by a Patent Committee member chosen by mutual agreement. The Patent Committee shall operate in good faith and acting reasonably. Sections 6.3.2 and 6.3.3, unless otherwise mutually agreed between the Parties, shall apply mutatis mutandis. The Patent Committee will use good faith efforts to reach agreement on all matters properly brought before it. If, despite such good faith efforts, the Patent Committee is unable to reach unanimous agreement on a particular matter, such matter shall be escalated to the JSC for final resolution and decisions of the JSC in this regard must be made by unanimous consent.

11.2Ownership of Intellectual Property.

11.2.1Ownership of Product Technology. [***]

11.2.2Ownership of BioNTech Improvements and Pfizer Improvements. As between the Parties, (a) BioNTech will own all BioNTech Improvements and (b) Pfizer will own all Pfizer Improvements.

11.2.3Ownership of other Research and Development Program Technology. Except for BioNTech Improvements, Pfizer Improvements and [***], the ownership of other Research and Development Program Technology, will be allocated based on inventorship as defined under the Laws of the United States. Notwithstanding the foregoing, during the Term, and without prejudice to Section 11.3 the Parties (through the Patent Committee) shall cooperate and discuss in good faith with respect to the timing, scope and filing of any Patent Rights claiming or disclosing any Research and Development Program Technology.

11.2.4Ownership of Joint Technology. Subject to Section 11.2.1, 11.2.2 and 11.2.3, the Parties will jointly own any Joint Technology. Subject to (a) the grant of licenses or sublicenses

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under Section 3, (b) BioNTech’s representations, warranties and covenants under Section 13 and (c) the Parties’ other rights and obligations under this Agreement (including Section 3.11), each Party will be free to exploit, either itself or through the grant of licenses to Third Parties (which Third Party licenses may be further sublicensed), Joint Technology throughout the world without restriction, without the need to obtain further consent from or provide notice to the other Party, and without any duty to account or otherwise make any payment of any compensation to the other Party.

11.2.5Ownership of Other Intellectual Property. Except as set forth in Sections 11.2.1, 11.2.2, 11.2.3 and 11.2.4, each Party will own all right, title and interest in and to any and all Know-How, Patent Rights or other Intellectual Property Rights that such Party owns as of the Effective Date or otherwise develops, creates or acquires pursuant to activities under this Agreement during the Term. For the purposes of determining ownership under this Agreement, as applicable, inventorship will be determined in accordance with United States patent laws.

11.3Patent Rights.

11.3.1Filing, Prosecution and Maintenance of Patent Rights.

11.3.1.1Prosecution by BioNTech. BioNTech will have the first right, and a Commercially Reasonable Efforts obligation, to file, Prosecute and Maintain the BioNTech Patent Rights owned by BioNTech or its Affiliates and any Product Patent Rights, and Patent Rights claiming BioNTech Improvements (together the “BioNTech Prosecution Patent Rights”) at BioNTech’s sole expense using counsel of its own choice reasonably acceptable to Pfizer in Australia, Canada, the member states of the European Patent Convention including the Major EU Market Countries, Japan, the United States, Brazil, Russia, India, Mexico and South Korea (“Key Patent Jurisdictions”). Upon request of Pfizer, BioNTech shall file one or more BioNTech Prosecution Patent Rights in one or more jurisdictions other than the Key Patent Jurisdictions (“Additional Patent Jurisdictions”), and BioNTech will have the first right, and a Commercially Reasonable Efforts obligation, to file, Prosecute and Maintain such BioNTech Prosecution Patent Rights in such Additional Patent Jurisdictions at Pfizer’s sole expense (until such time as Pfizer elects not to maintain such Patent Rights in such Additional Patent Jurisdictions whereupon BioNTech can elect to abandon or surrender the same or to continue the Prosecution and Maintenance of such Patent Rights at its own expense) using counsel of its own choice reasonably acceptable to Pfizer. BioNTech will keep Pfizer advised on the status of the preparation, filing, prosecution, and maintenance of the Patent Rights included within BioNTech Prosecution Patent Rights in all the jurisdictions where filed. Further, in respect of any jurisdiction, BioNTech will (a) allow Pfizer a reasonable opportunity and reasonable time to review and provide comments to BioNTech’s patent counsel regarding relevant substantive communications to BioNTech and drafts of any responses or other proposed substantive filings by BioNTech before any applicable filings are submitted to any relevant patent office (or Governmental Authority) with respect to any BioNTech Prosecution Patent Rights and (b) reflect any reasonable and timely comments offered by Pfizer in any final filings submitted by BioNTech to any relevant patent office (or Governmental Authority) with respect to any BioNTech Prosecution Patent Rights. If BioNTech elects not to file a Patent Right included in the BioNTech Prosecution Patent

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Rights in any Key Patent Jurisdiction or Additional Patent Jurisdiction or elects to cease the prosecution or maintenance of one or more Patent Rights included in the BioNTech Prosecution Patent Rights in any Key Patent Jurisdiction or Additional Patent Jurisdiction and, as relevant, no Third Party has agreed to continue the prosecution or maintenance of such Patent Rights under agreements concluded before the Effective Date, BioNTech will provide Pfizer with written notice of its decision not to file, not to Prosecute and Maintain not less than [***] before any action is required to avoid abandonment or lapse. In the event of any such notice, if Pfizer elects to file or continue such prosecution or maintenance in the name of BioNTech at Pfizer’s sole expense, (x) Pfizer shall be entitled to do so and take all steps in such Prosecution and Maintenance at its sole discretion; (y) BioNTech will reasonably cooperate to promptly transfer the necessary files and execute the necessary forms regarding such transfer and (z) Pfizer will keep BioNTech advised on the status of such filing, Prosecution and Maintenance and will reasonably consider any comments made by BioNTech in connection therewith. If Pfizer elects not to file or continue such prosecution or maintenance, then BioNTech may immediately abandon, allow to lapse, or omit to prosecute such Patent Right, as the case may be. BioNTech will promptly, and no later than [***] after written request by Pfizer, by written notice to Pfizer update Schedule 13.3.4 to identify all BioNTech Patent Rights to be added thereto.

11.3.1.2Other Patent Rights. Except as provided in Section 11.3.1.1, each Party will have the sole right, but not the obligation, to file, Prosecute and Maintain the Research and Development Program Patent Rights or other Patent Rights that it solely owns under this Agreement or to which it otherwise has control of prosecution rights in its sole discretion, provided that at a Party’s reasonable request, the other Party will provide status or other requested information for any Research and Development Program Patent Right and will consider in good faith any recommendations made by such Party in regard to the filing, prosecution or maintenance of any such Patent Right.

11.3.1.3Reference of Research and Development Program Know-How. If a Party chooses to file, and thereafter Prosecute and Maintain, Patent Rights after the expiration of the Term, including any extension to the Term, that Party may use or incorporate Research and Development Program Know-How in the filing or prosecution of such Patent Rights filed after the Term, if it determines in its sole discretion that it is necessary or useful to use or incorporate such Research and Development Program Know-How.

11.3.2Joint Patent Rights. In the event the Parties make any Joint Know-How, the Parties will promptly meet to discuss and determine, based on mutual consent, whether to seek patent protection thereon. Neither Party will file any Joint Patent Right without mutual consent. Unless otherwise agreed between the Parties, if the Parties decide to seek patent protection for any Joint Know-How: (a) BioNTech will have the first right, but not the obligation, to prepare, file, Prosecute and Maintain any Joint Patent Right predominantly relating to the RNA Technology or RNA Process Technology throughout the world, and (b) Pfizer will have the first right, but not the obligation, to prepare, file, Prosecute and Maintain any other Joint Patent Right throughout the world, in each case of (a) and (b) with the respective provisions of Section 11.3.1.1 to apply mutatis mutandis except as provided in this Section 11.3.2. The non-filing Party will reimburse the filing Party for 50% of the costs reasonably incurred by the filing Party in preparing, filing, prosecuting and maintaining such Joint Patent Rights, which reimbursement will be made pursuant to, and

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within 75 days of, invoices (including supporting documentation) submitted by the filing Party to the non-filing Party no more often than once per Pfizer Quarter. The non-prosecuting Party will cooperate with the prosecuting Party in taking reasonable measures to control costs and non-prosecuting Party shall be responsible for 100% of (x) any fees or costs related to any correspondence of outside counsel with or instructions to outside counsel by such Party (or any of such Party’s Representatives) which is independent of joint prosecution efforts, or (y) any patent office fees, and associated counsel/agent fees and costs, for extensions which are not incurred at the request of, and not due to the actions of, the prosecuting Party. If, once the Parties have agreed to prepare and file an application of Joint Patent Rights, either Party (the “Declining Party”) at any time thereafter declines to participate in the preparation, filing, prosecution or maintenance of any Joint Patent Right or share in the costs of filing, prosecuting and maintaining any Joint Patent Right, on a country-by-country basis, the Declining Party will provide the other Party (the “Continuing Party”) with 30 days prior written notice to such effect, in which event, the Declining Party will (A) have no responsibility with respect to the filing, prosecution or maintenance of the applicable Joint Patent Right after the end of such 30 day period, (B) have no responsibility for any expenses incurred in connection with such Joint Patent Right after the end of such 30 day period and (C) if the Continuing Party elects to continue filing, prosecution or maintenance, the Declining Party, upon the Continuing Party’s request, will execute such documents and perform such acts, at the Continuing Party’s expense, as may be reasonably necessary (1) to assign to the Continuing Party all of the Declining Party’s right, title and interest in and to such Joint Patent Right and (2) to permit the Continuing Party to file, Prosecute and Maintain such Joint Patent Right at its sole expense. Where such Joint Patent Right is assigned to Pfizer as the Continuing Party, BioNTech will retain a non-exclusive, sublicensable, perpetual, irrevocable, royalty-free, fully paid-up worldwide right and license to practice and exploit such Patent Right for any and all purposes excluding, during the Term, in the Field; and where such Joint Patent Right is assigned to BioNTech as the Continuing Party, it will be excluded from the definition of BioNTech Patent Rights, and Pfizer will retain a non-exclusive, sublicensable, perpetual, irrevocable, royalty-free, fully paid-up worldwide right and license to practice and exploit such Joint Patent Right for any and all purposes.

11.3.3Prosecution by Third Party Licensors. Except in the ordinary course of filing continuation applications, BioNTech shall not decline to pay for or participate in the filing, prosecution or maintenance of any Patent Right under any BioNTech Third Party Agreement in any Key Patent Jurisdiction (or other country to the extent doing so may result in BioNTech’s loss of license to such Patent Right in such country), to the extent BioNTech is obligated to pay for, or has the right to participate in, such filing, prosecution or maintenance, that is included in the BioNTech Patent Rights and that, in Pfizer’s reasonable opinion, covers any Candidate, Product or [***] in the Field in the Territory, and the loss of which would result in loss of right to or would materially diminish the overall protection of such Candidate or Product, without Pfizer’s prior written consent, not to be unreasonably withheld or delayed.

11.3.4Patent Term Restoration and Extension. Upon the request of either Party, the Parties will (through the Patent Committee) reasonably discuss patent term extension and supplemental protection certificate strategies in relation to Patent Rights Covering Candidates or Products at any time. Notwithstanding the above, within the time period specified by applicable Law upon receiving Regulatory Approval for a Product in any country in the Territory, [***].

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11.3.5Clarifications. For clarity, prosecution under this Section 11.3 includes opposition, revocation and post-grant review proceedings before the granting patent office or other patent office proceedings ("Prosecution Proceeding"). If such Prosecution Proceedings are concurrent with Third Party litigation under Section 11.4 and are applicable to or part of a coordinated enforcement of such rights, the prosecuting Party and the enforcing Party shall work together and closely align their prosecution and enforcement strategy in accordance with Section 11.5 (including the right for one Party to have final control as stipulated in Section 11.5).

11.3.6Liability. To the extent that a Party is obtaining, Prosecuting or Maintaining a Patent Right or otherwise exercising its rights under this Section 11.3, such Party, and its Representatives, will not be liable to the other Party in respect of any act, omission, default or neglect on the part of any such Party, or its Representatives, in connection with such activities undertaken in good faith.

11.3.7Recording. If either Party deems it necessary or useful to register or record this Agreement or evidence of this Agreement with any patent office or other appropriate Governmental Authority(ies) in one or more jurisdictions, the other Party will reasonably cooperate to execute and deliver to such Party any documents accurately reflecting or evidencing this Agreement that are necessary or useful, in such Party’s reasonable judgment, to complete such registration or recordation.

11.3.8Joint Research Agreement. This Agreement shall be understood to be a joint research agreement under 35 U.S.C. § 103(c)(3) for pre-AIA Patent Rights and 35 U.S.C. § 100(h) for post-AIA Patent Rights entered into for the purpose of researching, identifying and Developing Candidates and Products.

11.4Enforcement of Patent Rights.

11.4.1Notification of Infringement and Decision about Enforcement Actions. Each Party will promptly notify the other (through the Patent Committee) in the event of any actual, potential or suspected infringement of a patent under the BioNTech Patent Rights or Research and Development Program Patent Rights by any Third Party. In the event of any such notification, the Parties will (through the Patent Committee) discuss in good faith the relevant actual, potential and suspected infringement and the risks and chances of success as well as chances of settlement connected with the institution of any litigation or other step to remedy infringement (any such steps, or threat of or assertion or enforcement of a Patent Right being an “Enforcement Action”) taking into account the possible uses of the relevant Patent Rights by each Party, its respective Affiliates or its or their licensees and the revenues relating to or impacted by such Patent Rights, with the goal to agree on whether or not any Enforcement Action should be taken and, if yes, to closely coordinate so far as reasonably possible their respective efforts and strategies. The Parties acknowledge that time shall be of the essence in connection with any Enforcement Action and each shall move urgently and expeditiously to discuss and seek agreement on any actual or proposed Enforcement Action.

11.4.2Enforcement of BioNTech Patent Rights and Product Patent Rights. Subject to Section 11.4.1, and unless otherwise agreed between the Parties on a case-by-case basis, as between Pfizer and BioNTech, BioNTech shall have the first right, but not the obligation, to institute any Enforcement Action in connection with the BioNTech Patent Rights [***] in the Field

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in the Territory (the “BioNTech Enforcement Patent Rights”), and any such Enforcement Action will be at BioNTech’s expense including BioNTech indemnifying and holding harmless Pfizer and its Affiliates from and against any adverse cost award, where Pfizer or its Affiliates consent to join any such Enforcement Action upon BioNTech’s request, or where required by Law or where Pfizer or its Affiliates are enjoined by the counterparty. BioNTech shall not name as a party Pfizer or its Affiliates in any Enforcement Action without Pfizer's prior written consent. In any event, BioNTech will not, without the prior written consent of Pfizer, enter into any compromise or settlement relating to such litigation that (a) admits the invalidity or unenforceability of any BioNTech Enforcement Patent Right or (b) requires BioNTech to abandon any BioNTech Enforcement Patent Right. Upon the request of BioNTech, Pfizer shall have the sole discretion to decide whether or not to join as a party in any such Enforcement Action, and where it elects to do so it shall, at BioNTech’s expense, join and cooperate with BioNTech in such Enforcement Action. Pfizer will have the right to consult with, and provide comments to, BioNTech about such Enforcement Action (irrespective of Pfizer or its Affiliate being a party to such Enforcement Action), and to participate in and be represented by independent counsel in such Enforcement Action at Pfizer’s own expense, and BioNTech shall take into account any reasonable comments provided by Pfizer in such Enforcement Action. Neither Party will incur any liability to the other Party (other than that related to a Party’s indemnification obligation pursuant to Section 16) as a consequence of any Enforcement Action initiated or pursued pursuant to this Section 11.4 or any unfavorable decision resulting therefrom, including any decision holding any BioNTech Enforcement Patent Rights invalid or unenforceable. Any infringement recoveries resulting from such litigation or steps relating to a claim of Third Party infringement, after deducting BioNTech’s out of pocket expenses (including counsel fees and expenses including any adverse cost award) in pursuing such claim, will be treated as Gross Profits for the purposes of this Agreement.

11.4.3Pfizer's Enforcement Rights. In respect of an infringement of any BioNTech Enforcement Patent Right in the Field in the Territory in connection with a Competitive Product (“Competitive Product Infringement”), if, following (a) discussion of any potential Enforcement Action pursuant to Section 11.4.1 and (b) a subsequent written request by Pfizer to initiate any Enforcement Action in connection with such Competitive Product Infringement, BioNTech does not initiate any Enforcement Action in connection with such Competitive Product Infringement within thirty (30) days following receipt of such notices, or as soon as possible and in any event no later than ten (10) Business Days if preliminary injunction proceedings are a potential or likely recourse to remedy the infringement), or ten (10) days before the time limit, if any, set forth in the applicable Laws for the filing of such actions, Pfizer shall have the right, but not the obligation, in place of BioNTech to institute any Enforcement Action in connection with such Competitive Product Infringement and any such Enforcement Action will be at Pfizer’s expense and the provisions set forth in the first paragraph of this Section 11.4.2 shall apply mutatis mutandis. Pfizer’s rights with respect to an Enforcement Action for BioNTech Enforcement Patent Rights other than Product Patent Rights shall be limited to (i) Major Market Countries; (ii) Enforcement Actions in countries in which a Competitive Product (or part thereof) reasonably believed to be designated for any Major Market Country is Manufactured; and (iii) Enforcement Actions in Belgium, Ireland or the Netherlands that are in parallel with Enforcement Actions in any of the Major EU Market Countries. [***]

11.4.4BioNTech Enforcement outside the Field and/or outside the Territory. Subject to Section 11.4.1 and unless otherwise agreed between the Parties on a case-by-case basis, as

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between Pfizer and BioNTech, BioNTech shall have the sole right, but not the obligation, to institute any Enforcement Action outside the Field and/or outside the Territory in connection with any BioNTech Enforcement Patent Rights), and any such Enforcement Action will be at BioNTech’s expense including BioNTech indemnifying and holding harmless Pfizer and its Affiliates from and against any adverse cost award, where Pfizer or its Affiliates consent to join any such Enforcement Action upon BioNTech’s request, where required by Law or where Pfizer or its Affiliates are enjoined by the counterparty. BioNTech shall not name as a party Pfizer or its Affiliates in any Enforcement Action without Pfizer's prior written consent. In any event, BioNTech will not, without the prior written consent of Pfizer, enter into any compromise or settlement relating to such Enforcement Action that (i) admits the invalidity or unenforceability of any BioNTech Enforcement Patent Rights or (ii) requires BioNTech to abandon any BioNTech Enforcement Patent Rights. Upon the request of BioNTech, Pfizer shall have the sole discretion to decide whether or not to join as a party in any such Enforcement Action, and where it elects to do so it shall, at BioNTech’s expense, join and cooperate with BioNTech in such Enforcement Action. Pfizer will have the right to consult with, and provide comments to, BioNTech about such Enforcement Action (irrespective of Pfizer or its Affiliate being a party to such Enforcement Action), and to participate in and be represented by independent counsel in such Enforcement Action at Pfizer’s own expense, and BioNTech shall take into account any reasonable comments provided by Pfizer in such Enforcement Action. Neither Party will incur any liability to the other Party (other than that related to a Party’s indemnification obligation pursuant to Section 16 or otherwise in this sub-section) as a consequence of any Enforcement Action initiated or pursued pursuant to this Section 11.4.3 or any unfavorable decision resulting therefrom, including any decision holding any BioNTech Enforcement Patent Rights invalid or unenforceable.

11.4.5Pfizer Patent Rights. Pfizer shall have the sole right, but not the obligation, to institute litigation or take other steps to remedy infringement in connection with any field in respect of any Patent Rights that it solely owns including any Pfizer Patent Right. In the event that any such Patent Rights are based on inventions made or created solely or jointly by BioNTech, its Affiliates or its Representatives acting on BioNTech’s behalf, BioNTech shall provide reasonable assistance to Pfizer at Pfizer’s expense in connection with such litigation.

11.4.6Biosimilar Notices.

11.4.6.1BioNTech Cooperation. Upon Pfizer’s request, BioNTech and Pfizer will use Commercially Reasonable Efforts to assist and cooperate with each other in (A) establishing a strategy for responding to requests for information from Regulatory Authorities and Third Party requestors and (B) preparing submissions responsive to any Biosimilar Notices received by Pfizer or BioNTech; provided that BioNTech will make the final decisions with respect to such strategy and any such responses.

11.4.6.2Compliance with Biosimilar Notices. The MA Holder will have the sole right in its discretion to comply with the applicable provisions of 42 U.S.C. § 262(l) (or any amendment or successor statute thereto), any similar statutory or regulatory requirement enacted in the future regarding biologic products in the United States, or any similar statutory or regulatory requirement in any non-U.S. country or other regulatory jurisdiction, in each case, with respect to any Biosimilar Notice received from any Third Party regarding any Product that is being Commercialized in the Field in the Territory in

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the applicable jurisdiction, and the exchange of information between any Third Party and such MA Holder pursuant to such requirements; provided that, prior to any submission of information by MA Holder to a Third Party, the other Party will have the right to review the patent information included in such proposed submission, and to make suggestions as to any changes to such patent information that Pfizer reasonably believes to be necessary; provided further that MA Holder will determine the final content of any such submission. In the case of a Product approved in the United States under the PHS Act (or, in the case of a country in the Territory other than the United States, any similar Law), to the extent permitted by applicable Law, the MA Holder, as the sponsor of the application for the Product, will be the “reference product sponsor” under the PHS Act. The MA Holder will give written notice to the other Party of receipt of a Biosimilar Notice received by MA Holder with respect to a Product, and MA Holder will consult with the other Party with respect to the selection of any Patent Rights to be submitted pursuant to 42 U.S.C. § 262(l) (or any similar law in any country of the Territory outside the United States); provided that the MA Holder will have final say on such selection of Patent Rights. Such other Party agrees to be bound and will cause its Affiliates and use Commercially Reasonable Efforts to cause all Third Party Licensors to be bound by the confidentiality provisions of 42 U.S.C. § 262(l)(1)(B)(iii). In connection with any action brought by such other Party under this Section 11.4.6, such other Party, upon the MA Holder’s request, will reasonably cooperate and will cause its Affiliates and use Commercially Reasonable Efforts to cause all Third Party Licensors to reasonably cooperate with MA Holder in any such action, including timely commencing or joining in any action brought by MA Holder under this Section 11.4.6.

11.4.7Unified Patent Court. In respect of BioNTech Enforcement Patent Rights, for each and every such Patent Right having effect anywhere within any member state that was or is, from time to time, a signatory to the UPC Agreement, BioNTech shall have the sole discretion to decide whether to (a) opt in or opt out (and to opt in again), pursuant to Article 83 of the UPC Agreement, of the Unified Patent Court system; and (b) elect if such Patent Rights should, during their prosecution, be designated as a Unitary Patent or a European Patent. The other Party shall promptly do all things necessary and execute all documents and make all necessary elections required to give effect to such decision(s) or election(s).

11.4.8Settlement Cross-Licensing. If pursuant to a bona fide settlement of any Enforcement Action or Infringement Claim controlled by Pfizer, Pfizer, with BioNTech’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, grants to a Third Party (that was a party to the Enforcement Action or Infringement Claim) any sublicense to any of the Patent Rights licensed to Pfizer under this Agreement in respect of that Third Party’s Competitive Product, then Pfizer shall pay to BioNTech (a) at a minimum, if such sublicense includes any of the rights granted to Pfizer under a Current License or future BioNTech Third Party Agreement (subject to Section 3), all royalties due by BioNTech to the relevant Third Party for such sublicense under any Current License and Future BioNTech Third Party Agreement in respect of licensed sales of such Third Party Competitive Product and (b) all other royalties received by Pfizer shall be deemed Gross Profits. For the avoidance of doubt, should the Third Party as part of the same agreement grant any cross-license to Pfizer (sublicensable to BioNTech for the purposes of this Agreement) for any Candidates or Products, such cross-license shall not be deemed "non-cash" consideration for the purpose of the Net Sales definition.

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11.5Other Actions by Third Parties. Separate from Prosecution Proceedings, each Party will promptly notify the other Party in the event of any legal action by any Third Party involving any BioNTech Enforcement Patent Rights of which it becomes aware, including any nullity, revocation, declaratory judgment, interference, inter partes reexamination, reexamination or compulsory license proceeding. The right to defend against any such action shall be with the Party controlling the filing, Prosecution and Maintenance of the affected Patent Right (as determined in accordance with Section 11.3.1), and the provisions of Section 11.3.1 shall apply mutatis mutandis in respect of such defense. If any such action has been instituted by any Third Party in response to, or in connection with, any Enforcement Action pursuant to Section 11.4, or any Enforcement Action is to be pursued as a consequence of such action being instituted by any Third Party, the Party controlling the Enforcement Action and the Party controlling the defense shall work together and closely align their enforcement and defense strategy, which may include the (joint) appointment of the same patent counsel for all concurrent Third Party litigation and patent office proceedings taking into account the impact on enforcement and potential for revenues relating to such Patent Rights, and in the absence of agreement, the enforcing Party shall have the final say over the Prosecution Proceedings in so far as the Prosecution Proceeding will adversely impact the ongoing enforcement of such right, subject to having given good faith consideration to the comments and suggestions of the prosecuting Party. Further details of such joint proceeding may be agreed between the Parties from time to time.

11.6Purple Book Listings. To the extent of any BioNTech Enforcement Patent Rights, the Parties shall cooperate with each other to enable BioNTech to make filings with Regulatory Authorities, as required or allowed in connection with (a) in the United States, the FDA’s Purple Book and the Biologics Price Competition and Innovation Act and (b) outside the United States, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents thereof within the Territory. Pfizer shall consider BioNTech’s reasonable requests in connection therewith, including meeting any submission deadlines, in each case, to the extent required or permitted by applicable Law.

11.7Allegations of Infringement and Right to Seek Third Party Licenses.

11.7.1Notice. If either Party becomes aware that the Development, Manufacture, Commercialization or use of any Candidate or Product, the practice of any BioNTech Technology or Research and Development Program Technology in the Field, or the exercise of any other right granted by BioNTech to Pfizer or any of its Affiliates or Sublicensees hereunder (collectively, the “Licensed Activities”) is alleged by a Third Party to infringe, misappropriate or otherwise violate such Third Party’s Patent Rights or other Intellectual Property Rights or either Party otherwise identifies any Third Party Patent Rights or other Intellectual Property Rights that may be relevant to such Licensed Activities (collectively, an “FTO Action”), such Party will, as soon as reasonably practicable, notify the other Party in writing and the Parties will discuss the FTO Action in good faith to determine and agree upon a resolution of the same.

11.7.2Option to Negotiate. If the Parties determine that to resolve the FTO Action it is necessary or useful to obtain a license under one or more Patent Rights or other Intellectual Property Rights Controlled by a Third Party, then [***] will negotiate and enter into a license or other agreement with such Third Party in close coordination with the other Party. If the Parties do not agree that a license from a Third Party is necessary or useful to resolve the FTO Action, the Party who considers a license is necessary or useful to resolve the FTO Action shall be entitled to

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negotiate and enter into a license or other agreement with such Third Party, but shall do so keeping the other Party reasonably informed. [***].

11.7.3Option to Challenge. Other than in response to an Infringement Claim, if a Party determines that to anticipate, mitigate or resolve an FTO Action, it is useful or advisable to pre-emptively challenge one or more Patent Rights or other Intellectual Property Rights Controlled by a Third Party by filing suit or bringing an action, including any nullity, revocation, declaratory judgment, interference, inter partes reexamination, reexamination or compulsory license proceeding, then either (a) BioNTech, where the FTO Action predominantly impacts use of BioNTech Technology; or (b) Pfizer, where the FTO Action predominantly impacts use of Pfizer Technology, will, as applicable, have the first right (but not the obligation) to control such suit or action, and any such suit or action shall be at the controlling Party's expense and if that Party does not commence such suit or action the other Party may (but shall not be obliged) to do so. The controlling Party shall, however, be entitled to consider its own contractual obligations to Third Parties that would be impacted when challenging any Patent Rights or other Intellectual Property Rights pursuant to this Section 11.7.3, and if it elects not to pursue any such action then the other Party shall be entitled (but not obliged) to do so. The foregoing shall not preclude or impede a Party from taking any such pre-emptive action in connection with a different product.

11.8Third Party Infringement Suits. Each of the Parties will promptly notify the other in the event that any Third Party files any suit or brings any other action alleging patent infringement by Pfizer or BioNTech or any of their respective Affiliates or Sublicensees with respect to the Development, Manufacture, Commercialization or use of any Candidate or Product or the practice of any BioNTech Technology or Research and Development Program Technology (any such suit or other action referred to herein as an “Infringement Claim”). In the case of any Infringement Claim against Pfizer (including its Affiliates or Sublicensees) alone, or against both Pfizer and BioNTech (including their respective Affiliates), Pfizer will have the right, but not the obligation, to control the defense of such Infringement Claim, including control over any related litigation, settlement, appeal or other disposition arising in connection therewith. BioNTech, upon request of Pfizer, agrees to cooperate with Pfizer at Pfizer’s expense. BioNTech will have the right to consult with Pfizer concerning any Infringement Claim and to participate in and be represented by independent counsel in any associated litigation in which BioNTech is a party at BioNTech’s own expense. If Pfizer elects to control the defense of any Infringement Claim and BioNTech is obligated under Section 16.3 to indemnify Pfizer (including any Pfizer Indemnified Party) with respect to such Infringement Claim, then (a) Pfizer will bear 100% of its own attorneys’ fees incurred in investigating, preparing or defending such Infringement Claim notwithstanding the provisions of Section 16.3 and (b) BioNTech will otherwise indemnify Pfizer and any applicable Pfizer Indemnified Parties to the full extent provided for under Section 16.3, provided that Pfizer shall not enter into any compromise or settlement with the Third Party in respect of such Infringement Claim without BioNTech’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) where such compromise or settlement requires the payment of monetary penalty or damages that are indemnified by BioNTech under this Agreement. In the case of any Infringement Claim against BioNTech alone, Pfizer will have the right to consult with BioNTech concerning such Infringement Claim and Pfizer, upon request of BioNTech, will reasonably cooperate with BioNTech at BioNTech’s expense. Neither Party will enter into any compromise or settlement in respect of an Infringement Claim admitting or implying that the Development, Manufacture, Commercialization or use of any Candidate or Product or the practice of any

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BioNTech Technology or Research and Development Program Technology infringes Third Party patents without the other Party’s written consent.

11.9Product Trademarks.

11.9.1Trademark Selection, Clearance and Registration. The Parties shall collaborate to develop a list of potential Trademarks to be used to identify the Products in the Territory. Such list shall be submitted to the JCC for review and the JCC shall, by mutual agreement, select one or more of such potential Trademarks as the Product Trademark for use in identifying the Products in the Territory, provided that no such Product Trademark shall be confusingly similar to any Trademark that either Party or any of its Affiliates then use or have filed or registered in any country in or outside of the Territory (except as permitted by such Party). BioNTech, in consultation with Pfizer, shall be responsible for the creation, filing, registration, and Prosecution and Maintenance of the Product Trademarks, provided that all out-of-pocket costs and expenses associated therewith (including law firm and service provider costs) as well as costs of any Third Party claims arising from said filing, registration, Prosecution and Maintenance or use of the Product Trademarks shall be shared equally between the Parties (but not as Shared Development Costs). Pfizer, in consultation with BioNTech, shall undertake the searching and clearance of all potential Product Trademarks, provided that all out-of-pocket costs and expenses associated therewith (including law firm and service provider costs) shall be shared equally between the Parties (but not as Shared Development Costs) and Pfizer and its Affiliates, employees, agents or representatives will not be liable to BioNTech, its Affiliates or licensees in respect of any act, omission, default or neglect on the part of Pfizer, its Affiliates, or their respective employees, agents or representatives in connection with such searching and clearance activities. BioNTech and Pfizer will each perform such actions at the same level of quality as would be performed for their own Trademarks, respectively. BioNTech shall select a reputable law firm (subject to the approval of Pfizer, such approval not to be unreasonably withheld) to instruct, manage and interact with local Trademark agents throughout the Territory and to act as a single point of contact for BioNTech and Pfizer with respect to the filing and Prosecution and Maintenance of applications for and the registration and maintenance of the Product Trademarks in each country of the Territory. BioNTech shall keep Pfizer reasonably informed of the status of the actual and prospective Trademarks filings, prosecution and registration status and any office actions, oppositions or objections received. BioNTech shall not withdraw, surrender, allow to lapse or otherwise permit any Trademark application or registration to cease to have effect in respect of the Product Trademark anywhere in the Territory without Pfizer’s consent (which shall not be unreasonably withheld or delayed). Furthermore, with respect to any office actions, oppositions or other objections received, BioNTech shall consult and cooperate with Pfizer, and take Pfizer’s comments reasonably into account, regarding the strategic approach and costs to handling such matters.

11.9.2Title. Unless otherwise decided by the JCC by mutual agreement, BioNTech will own all right, title and interest in and to the Product Trademarks in the Territory. If the JCC decides to adopt one of the Pfizer pre-existing Trademarks (if offered by Pfizer) as a Product Trademark, then BioNTech shall be responsible for preparing and recording all Trademark assignments necessary to transfer ownership of such Product Trademark to BioNTech, and BioNTech shall bear all costs related thereto including legalization costs, and such Trademark shall be deemed a Product Trademark according to the provisions of this Agreement (including with respect to BioNTech’s responsibility for the same). The Product Trademarks will not use, be comprised of, or incorporate

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all or any part of either Party’s House Marks without such Party’s prior written consent, which may be provided or withheld in such Party’s sole discretion. Neither Party will, nor will cause its Affiliates to: (a) challenge any application for a Product Trademark approved by the JCC or the registration thereof in any country in the Territory; (b) file, register or maintain any registrations for any trademarks or trade names that are identical to or confusingly similar to any Product Trademark, in any country without the express prior written consent of the other Party; or (c) authorize or assist any Third Party to do any of the foregoing. Each Party shall own all right, title and interest in any Patient or HCP Support Program Trademarks developed and/or used by or on behalf of such Party in such Party's Commercialization Territory.

11.9.3Domain Names. The Parties shall also collaborate on the selection and registration of domain names incorporating the Product Trademarks. Unless otherwise determined by the JCC by mutual agreement, BioNTech will register, maintain and manage such domain names and will own all right, title and interest in and to such domain names and similar electronic media references. BioNTech shall ensure that all such domain names are timely registered and renewed as necessary to support websites in the Territory related to the Product Trademarks, or for defensive purposes, regardless of which Party operates such websites. All costs in connection with the registration and maintenance of such domains shall be shared equally between the Parties (but not as Shared Development Costs).

11.9.4Required Use and Compliance. Each Party will not and will cause its Affiliates to not use Product Trademarks or the other Party’s House Marks in a way that might materially prejudice their distinctiveness or validity or the goodwill of the other Party therein. Each Party will not and will cause its Affiliates not to use any trademarks or trade names so resembling any of the Product Trademarks as to be likely to cause confusion or deception. Each Party will and will cause its Affiliates (a) to include, where possible, the trademark registration symbol ® or ™, as appropriate, in connection with the use of any Product Trademark or (as requested) the other Party’s House Marks; and (b) not to use any Trademarks or trade names so resembling any of the other Party’s House Marks as to be likely to cause confusion or deception.

11.9.5Trademark Licenses.

11.9.5.1To Pfizer. Subject to the terms and conditions of this Agreement, for the Term BioNTech hereby grants to Pfizer and its Affiliates (i) a non-exclusive, royalty-free license to use the BioNTech House Marks in the Pfizer Commercialization Territory solely as set forth in Section 9.12 and (ii) an exclusive (even as to BioNTech), royalty-free, fully paid-up, non-assignable and sublicensable license to use the Product Trademarks in the Pfizer Commercialization Territory, in each case, solely in connection with the exercise by Pfizer or its Affiliates of Pfizer’s rights or obligations under this Agreement or the performance by Pfizer or its Affiliates of Pfizer’s Commercialization Activities.

11.9.5.2To BioNTech. Subject to the terms and conditions of this Agreement, Pfizer hereby grants to BioNTech and its Affiliates a non-exclusive, royalty-free license to use the Pfizer House Marks in the BioNTech Commercialization Territory solely as set forth in Section 9.12 in connection with the exercise by BioNTech or its Affiliates of BioNTech’s rights or obligations under this Agreement. In addition, to the extent the JCC decides in accordance with Section 11.9.2 that Product Trademarks shall be owned by Pfizer, Pfizer hereby grant to BioNTech and its Affiliates for the Term an exclusive (even

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as to Pfizer), royalty-free, fully paid-up, non-assignable and sublicensable license to use the Product Trademarks in the BioNTech Commercialization Territory solely in connection with the exercise by BioNTech or its Affiliates of BioNTech’s rights or obligations under this Agreement or the performance by BioNTech or its Affiliates of BioNTech’s Commercialization Activities.

11.9.6Respect of Trademarks. Pfizer will not have, assert or acquire any right, title or interest in or to any BioNTech House Marks or Product Trademarks (unless ownership is otherwise decided by the JCC in accordance with Section 11.9.2), or the goodwill pertaining thereto, and BioNTech will not have, assert or acquire any right, title or interest in or to any Pfizer House Marks or the goodwill pertaining thereto, except in each case for the limited licenses explicitly provided in this Agreement. Pfizer will maintain necessary quality standards with respect to Pfizer's use under license of Product Trademarks and each Party will maintain necessary quality standards with respect to the use by such Party of the other Party’s House Marks pursuant to the licenses granted under Section 11.9.5, as applicable. Each Party recognizes and agrees that no ownership rights are vested or created by the limited licenses granted pursuant to Section 11.9.5 and that all goodwill arising by virtue of the use of (i) the Pfizer House Marks including use by any sublicensee will inure to the exclusive benefit of Pfizer; and (ii) the BioNTech House Marks and the Product Trademarks including use by any sublicensee (unless ownership is otherwise decided by the JCC in accordance with Section 11.9.2) inures to the exclusive benefit of BioNTech.

11.9.7Infringement.

11.9.7.1Monitoring and Infringements. Each Party will monitor the Product Trademarks and House Marks against infringing uses in the Territory relating to the Product (including (i) with respect to domain names, unauthorized online activities and other digital handles and (ii) with respect to the Product Trademarks and with respect to either Party's House Marks as used on the Product or Product Packaging and Labeling, unauthorized uses amounting to counterfeiting or unlawful product diversion) (collectively, “Infringements”)) and will promptly notify the other Party of any infringement or threatened Infringement thereof of which it becomes aware. BioNTech will use Third Party watch services, as necessary, to monitor filings for Third Party Trademarks that may be similar to the Product Trademarks, and will, in consultation with Pfizer, defend the Product Trademarks against oppositions, cancellations, nullity or other legal actions filed by Third Parties and will promptly, in consultation with Pfizer, undertake to oppose, cancel, nullify or take other appropriate action, where reasonable, against confusingly similar or identical Third Party Trademarks filed for products or services related to those claimed by the Product Trademarks, or where the Third Party use would be dilutive of the Product Trademarks. BioNTech will have the right to determine what action, if any, to take in response to any such Infringement or threatened infringement of any Product Trademark in the BioNTech Commercialization Territory, and Pfizer will have the right to determine what action, if any, that BioNTech should take in response to any such Infringement or threatened Infringement of any Product Trademark in the Pfizer Commercialization Territory, recognizing that in all cases such actions legally may need to be filed or brought in the name of the trademark owner (BioNTech). The Parties will cooperate in good faith to formulate an agreed-upon process for such actions. Each Party shall keep the other Party reasonably informed of the status of such oppositions,

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cancellations, Infringements, threatened Infringements and other actions. Each Party shall not withdraw, surrender, allow to lapse or otherwise permit any Trademark application or registration to cease to have effect in respect of the Product Trademark without the consent of the other Party (which shall not be unreasonably withheld or delayed). All costs in connection with any activities under this Section 11.9.7.1 (including law firm and service provider costs) shall be shared equally between the Parties (but not as Shared Development Costs). Each Party shall be exclusively responsible for and have the exclusive right (at its sole discretion) to take or not take any action with respect to its House Mark.

11.9.7.2Responsibility for Protection. Unless otherwise agreed between the Parties, the Parties will mutually agree upon the protection and maintenance of the Product Trademarks, including all enforcement against Infringements or threatened Infringements and defense thereof. The Parties recognize that anti-counterfeiting activity may involve law enforcement actions or customs authority seizures based on the Product Trademarks and/or based on either or both Party’s House Marks as they appear on the Product or Product Packaging and Labeling, and the Parties will cooperate in good faith to create anti-counterfeiting strategies and processes -- as well as anti-diversion strategies and processes -- for the Products throughout the Territory. The Parties will also cooperate to formulate an agreed-upon process to handle and support such anti-counterfeiting actions brought by law enforcement authorities including but not limited to customs seizures and criminal actions. Each Party will provide all assistance reasonably requested by the other Party in connection with the maintenance, enforcement and defense of the Product Trademarks in the Territory. The foregoing obligations shall apply to all trademark uses including with respect to domain names, online activities and use of other digital handles. All costs and expenses (including law firm and service provider costs) in connection with any activities under this Section 11.9.7.1 and 11.9.7.2 anywhere in the Territory shall be shared equally between the Parties (but not as Shared Development Costs).

11.9.7.3House Marks. Each Party will have sole control and discretion with respect to protecting and maintaining its respective House Marks, including all enforcement and defense thereof. To the extent that anti-counterfeiting or anti-diversion activity for the Product must be based on a Party’s House Marks, the Parties will cooperate in good faith on decisions relating to control of such actions, and costs of same shall constitute the sole cost of the applicable Party whose House Mark is in issue.

11.10Packaging and Labeling Rights and Licenses. Subject to the terms and conditions of this Agreement, for the Term each Party hereby grants to the other Party and its Affiliates a non-exclusive, royalty-free license under any Intellectual Property Rights it Controls in the Packaging and Labeling selected for the Product solely for use in connection with (i) Commercializing the Product in the Territory; and (ii) Commercializing a product identical to the Product in the Fosun Territory.

11.11No Implied Licenses. No right or license under any Pfizer Technology, BioNTech Technology, BioNTech House Mark, Pfizer House Mark, Product Trademark, or any other Intellectual Property Right or Trademark of a Party is granted or will be granted by implication as a result of the

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respective rights of the Parties under this Agreement. All such rights or licenses are or will be granted only as expressly provided in this Agreement.

12.	Confidentiality, Publications and Press Releases

12.1Confidentiality. Except to the extent expressly authorized by this Agreement, the Parties agree that, during the Term and for [***] years thereafter (except to the extent a longer period is required by a Current License applicable for such Confidential Information disclosed pursuant to that Current License), each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder will: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly permitted under the terms of this Agreement (including under any license or right of use granted hereunder).

12.2Authorized Disclosure.

12.2.1Disclosure to Party Representatives. Notwithstanding the foregoing provisions of Section 12.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the Receiving Party’s Representatives who (a) have a need to know such Confidential Information in connection with the performance of the Receiving Party’s obligations or the exercise of the Receiving Party’s rights under this Agreement and (b) have agreed in writing to non-disclosure and non-use provisions with respect to such Confidential Information that are at least as restrictive as those set forth in this Section 12.

12.2.2Disclosure to Third Parties. Notwithstanding the foregoing provisions of Section 12.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary:

12.2.2.1in conducting the activities contemplated, or exercising rights under this Agreement;

12.2.2.2to Governmental Authorities to the extent useful, to (a) obtain or maintain Regulatory Approvals (including fulfilling post-approval regulatory obligations) for any Product within the Territory; or (b) obtain or maintain any Regulatory Approvals for a product comprising a Candidate in the Field outside of the Territory; (c) to ministries of health, Vaccine Technical Committees or similar public health or scientific bodies for purposes of securing vaccine recommendations, tenders, direct procurement contracts or responding to relevant requests for information; (d) complying with applicable governmental regulations with respect to performance under this Agreement or (e) in order to respond to inquiries, requests or investigations (i) relating to Candidates or Products or this Agreement within the Territory; or (ii) relating to any product comprising a Candidate in the Field outside of the Territory; provided, however, that BioNTech may not disclose any Pfizer Confidential Information to Fosun or its Affiliates without the prior written consent of Pfizer, other than to the extent necessary for Fosun or its Affiliates (or such other collaboration partner in or for the Fosun Territory) to undertake fill/finish of a product identical to any Product in the Fosun Territory or to comply with information requirements of the China National Medical Products Administration (or equivalent), relating to such

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product required under applicable Law, in each case so far as such use is licensed under Sections 3.4.2(b) or 3.4.4(b);

12.2.2.3to outside consultants (including any professional advisor), potential acquisition partners (including any potential successors in interest), private investors or financing sources, contractors, advisory boards, managed care organizations, and non-clinical and clinical investigators, in each case to the extent useful to develop, register or market any Candidate or Product within the Territory; provided that the Receiving Party will obtain the same confidentiality obligations from such Third Parties as it obtains with respect to its own similar types of confidential information;

12.2.2.4in connection with filing or prosecuting Research and Development Program Patent Rights, Product Patent Rights or Trademark rights as permitted by this Agreement;

12.2.2.5in connection with any prosecution or litigation actions or defenses undertaken pursuant to Section 11 or any other litigation directly related to a Candidate or Product in the Field in the Territory;

12.2.2.6subject to the provisions of Section 12.5.2, in connection with or included in scientific presentations and publications relating to Candidates or Products, including abstracts, posters, journal articles and the like, and posting results of and other information about clinical trials to clinicaltrials.gov or PhRMA websites;

12.2.2.7by either Party in respect of Confidential Information belonging to the other Party (including the terms of the Agreement) to any bona fide or potential subcontractor under this Agreement in connection with the Development, Manufacture or Commercialization of the Candidate or Product in the Territory, in each case who has agreed in writing to non-disclosure and non-use provisions with respect to such Confidential Information that are at least as restrictive as those set forth in this Section 11.1; and

12.2.2.8to the extent necessary or useful in order to enforce its rights under this Agreement.

12.2.2.9to the extent otherwise required by applicable Law or agreements with Governmental Authorities; provided that if a Party is so required by applicable Law to make any such disclosure of the other Party’s Confidential Information it will, except where impracticable for necessary disclosures (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; or

12.2.2.10to the extent mutually agreed to by the Parties.

Notwithstanding anything herein to the contrary, each Party acknowledges and agrees that the use by a Party of the other Party’s Confidential Information disclosed under the Related Agreements or the Flu Collaboration License in the performance of this Agreement is not a breach of the

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confidentiality obligations under this Agreement, the Related Agreements or the Flu Collaboration License, and vice versa.

12.3Confidential Treatment of the Terms and Conditions, SEC Filings and Other Disclosures. The Parties agree that the terms and conditions of this Agreement will be Confidential Information of each Party, and such material terms and conditions will not be disclosed, except (a) as otherwise permitted under Section 12.2. Notwithstanding the foregoing, either Party may disclose the terms of this Agreement and make any other public written disclosure regarding the existence of, or performance under, this Agreement, to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with (a) applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission or (b) any equivalent Governmental Authority, securities exchange or securities regulator in any country. Before disclosing this Agreement or any of the terms hereof pursuant to this Section 12.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure, with the Party disclosing pursuant to this Section 12.3 providing as much advance notice as is feasible under the circumstances, and giving consideration to the comments of the other Party. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 12.3, such Party will, at its own expense, seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party and limit its disclosure of such Confidential Information to only that required to comply with applicable Law.

12.4Residual Knowledge Exception. Notwithstanding any provision of this Agreement to the contrary, Residual Knowledge will not be considered Confidential Information for purposes of this Section 11.1; provided that, for clarity, a Party’s rights to Residual Knowledge hereunder shall not include the right to practice any Patent Right owned or Controlled by the other Party that claims such Residual Knowledge unless otherwise expressly granted in another provision of this Agreement or in another agreement between the Parties.

12.5Public Announcements; Publications.

12.5.1Announcements. Except as may be expressly permitted under Section 12.3, neither Party will (i) make any public announcement about this Agreement without the prior written approval of the other Party (such approval not to be unreasonably withheld, conditioned or delayed); or (ii) make any public announcement which otherwise relates to the performance or subject matter of this Agreement or to the Product without having given to the other Party prior notice of such public announcement (including its wording and reasonably relevant information) and a reasonable time period to comment on such public announcement, taking into account the circumstances surrounding such public announcement. As a general rule, a Party shall provide an initial draft for the other Party’s review and comments, and the other Party shall have two (2) Business Days to review and provide comments to such initial draft and the Parties shall work promptly and collaboratively in preparation for release of the public announcement, reasonably taking into account the other Party’s comments. In the event of an urgent announcement that relates to an unknown or unplanned event, such that the review period referenced above is not practicable, a Party shall endeavor to provide the other Party with as much notice as reasonably possible and the Parties shall work promptly and collaboratively in preparation for release of the public announcement, reasonably taking account the other Party’s comments. Unless the Parties mutually agree otherwise in writing, every public announcement made by either Party shall include a statement that is substantially identical to the statement set forth on Schedule 12.5.1. Nothing in this Section shall prevent a Party from advertising for promotional purposes the Product in its

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respective Commercialization Territory and such advertising does not require review and approval as set forth in this Section 12.5.1, provided that such advertising is in compliance with other terms and provisions of this Agreement and applicable Law and that a statement substantially identical to the statement set forth in Schedule 12.5.1 shall be included, to the extent permitted under Applicable Law, also into all advertisements issued pursuant to this sentence.

12.5.2Publications. During the Term, each Party will submit to the other Party for review and approval (such approval not to be unreasonably withheld, delayed or conditioned) any proposed publication or public presentation proposed by a Party or its Affiliates or any of their respective Representatives that relates to the activities conducted under this Agreement, including the Research and Development Plan; provided that notwithstanding the requirement for approval (a) neither Party shall be prevented from submitting any publication or making a presentation in respect of a Clinical Trial for which the Party is either the IND holder or the Lead Development Party to the extent such publication or presentation is required under applicable Law or such Party’s internal publication policies, but such publishing Party shall not disclose the other Party's confidential information in respect of its technology and Intellectual Property Rights, and shall take on board and reasonably consider any reasonable requests of the other Party with respect to such proposed publication or presentation; (b) the Party whose approval is sought shall not unreasonably withhold or condition such approval; (c) nothing shall prohibit a Party from making any press release or statement where required pursuant to applicable Law or stock exchange rule, subject to such publishing Party shall take on board and reasonably consider any reasonable requests of the other Party with respect to such proposed publication or presentation and (d) neither Party is required to obtain the prior consent of the other Party with respect to presentations made to any Vaccine Technical Committee, nor shall the Party making such presentation be required to submit the presentation to the other Party prior to making such presentation to any Vaccine Technical Committee. Each Party’s review and approval will be conducted only for the purposes of identifying if confidential information should be modified or deleted so as to preserve the value of the technology owned by such Party or its Affiliates and the rights granted to each Party hereunder. Written copies of such proposed publication or presentation required to be submitted hereunder will be submitted as soon as practically possible before submission for publication or presentation (the “Review Period”). The reviewing Party will provide its comments with respect to such publications and presentations within [***] of its receipt of such written copy. The Review Period may be extended for an additional [***] in the event a Party can, within [***] of receipt of the written copy, demonstrate reasonable need for such extension including for the preparation and filing of patent applications. Each Party will comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication governed by this Section 12.5.2, including International Committee of Medical Journal Editors standards regarding authorship and contributions.

12.6Non-Disclosure in the Fosun Territory. For the avoidance of doubt, nothing in this Agreement authorizes or permits BioNTech to disclose to Fosun, its Affiliates or any other collaboration partner in or for the Fosun Territory any Pfizer Confidential Information without the prior written consent of Pfizer other than to the extent necessary for Fosun or its Affiliates (or such other collaboration partner in or for the Fosun Territory) to undertake fill/finish of a product identical to any Product in the Fosun Territory or to comply with information obligations required by the China National Medical Products

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Administration or equivalent, relating to such product in accordance with applicable Law, in each case so far as such use is licensed under Sections 3.4.2(b) or 3.4.4(b).

12.7Obligations in Connection with Change of Control. If a Party is subject to a Change of Control or if a Party or any of its Affiliates acquires or merges with a Third Party during the Term (“Change of Control Party”), such Change of Control Party will, and it will cause its Representatives to, ensure that no Confidential Information of the other Party is released to (a) any Affiliate of the Change of Control Party that becomes an Affiliate of the Change of Control Party as a result of the Change of Control or (b) any other Representatives of the Change of Control Party (or of the relevant surviving entity of such Change of Control) who become Representatives of the Change of Control Party as a result of the Change of Control, unless such Affiliate or other Representatives, as applicable, have signed individual confidentiality agreements which include equivalent obligations to those set out in this Section 12. Upon occurrence of a Change of Control, the Change of Control Party will promptly notify the other Party, share with the other Party the policies, procedures and technical and organizational measures it plans to implement in order to protect the confidentiality of the other Party’s Confidential Information prior to such implementation and make any adjustments to such policies and procedures that are reasonably requested by the other Party.

13.	Representations and Warranties

13.1Mutual Representations and Warranties. Each of BioNTech and Pfizer hereby represents and warrants as of the Amendment Signing Date to the other Party that:

13.1.1it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

13.1.2the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite action under the provisions of its charter, bylaws and other organizational documents, and does not require any action or approval by any of its shareholders or other holders of its voting securities or voting interests;

13.1.3it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

13.1.4this Agreement has been duly executed and is a legal, valid and binding obligation on each Party, enforceable against such Party in accordance with its terms; and

13.1.5the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of or default under any Binding Obligation existing as of the Effective Date.

13.2Mutual Covenants. In addition to the covenants made by the Parties elsewhere in this Agreement, each of BioNTech and Pfizer hereby covenants to the other Party that, from the Effective Date until expiration or termination of this Agreement it will perform its obligations under this Agreement in compliance with applicable Laws.

13.3Representations and Warranties of BioNTech. As of the Signing Date, BioNTech hereby represents and warrants to Pfizer that, unless otherwise disclosed in Schedule 13.3 (or otherwise as accepted to have been disclosed between BioNTech’s external counsel and Pfizer’s external counsel other than in writing), and provided that those provisions of the Current Licenses set forth in Schedule 1.45 shall be

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deemed disclosed against the representations and warranties given by BioNTech at sections 13.3.1, 13.3.2, 13.3.4, 13.3.10 and 13.3.11 of this Agreement and provided further that all disclosures made under the Flu Collaboration License shall be deemed disclosed also under this Agreement:

13.3.1as of the Signing Date, except with respect to BioNTech Technology Controlled by BioNTech pursuant to a Current License, BioNTech or its Affiliates are the sole and exclusive owner of the BioNTech Technology, and all BioNTech Technology is free and clear of any claims, liens, charges or encumbrances;

13.3.2as of the Signing Date, BioNTech has, and to its knowledge will have, the full right, power and authority to (a) grant all of the right, title and interest in the licenses and other rights granted or to be granted to Pfizer, Pfizer’s Affiliates or Pfizer’s Sublicensees under this Agreement and (b) perform its obligations under this Agreement;

13.3.3Schedule 1.21 sets forth a true and complete list of all Candidates relevant to the Field discovered, developed or Controlled by BioNTech or its Affiliates on or prior to the Signing Date;

13.3.4as of the Signing Date, (a) Schedule 13.3.4 sets forth a true and complete list of all Patent Rights (i) owned or otherwise Controlled by BioNTech or its Affiliates or (ii) to which BioNTech or its Affiliates have been granted or otherwise transferred any right to practice under, in each case of (i) and (ii), that relate to the Candidates, the Products, the BioNTech Technology, or the Parties’ activities in the Research and Development Program, (b) each such Patent Right is in full force and effect and, so far as BioNTech is aware, valid and enforceable, (c) BioNTech or its Affiliates have timely paid, or caused the appropriate Third Parties to pay, all filing and renewal fees payable with respect to such Patent Rights; (d) BioNTech Controls all Patent Rights listed in Schedule 13.3.4; and (e) other than those licensed hereunder, there are no other Patent Rights owned or Controlled by BioNTech that Candidates or Products would infringe;

13.3.5as of the Signing Date, BioNTech is not aware of any material adverse event, or medical or scientific concern or doubt regarding the safety, contraindications or effectiveness of the use of the BioNTech Technology or the Candidates that have not previously been disclosed in writing to Pfizer;

13.3.6to BioNTech’s knowledge as of the Signing Date, (a) no Third Party (i) is infringing any BioNTech Patent Right or (ii) has challenged or threatened in writing to challenge the ownership, scope, validity or enforceability of, or BioNTech’s or any Current Licensor’s rights in or to, any BioNTech Patent Right (including, by way of example, through the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority);

13.3.7as of the Signing Date, BioNTech has independently developed all BioNTech Know-How and BioNTech Materials or otherwise has a valid right to use, and to permit Pfizer, Pfizer’s Affiliates and Pfizer’s Sublicensees to use, the BioNTech Know-How and BioNTech Materials for all permitted purposes under this Agreement;

13.3.8except with respect to BioNTech Technology Controlled by BioNTech pursuant to a Current License, BioNTech or its Affiliates have obtained from all inventors of BioNTech Technology existing as of the Signing Date, valid and enforceable agreements assigning to

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BioNTech or its Affiliates each such inventor’s entire right, title and interest in and to all such BioNTech Technology (except to the extent applicable Law provides that all right, title and interest in and to such BioNTech Technology automatically vests in BioNTech or its Affiliates by operation of law);

13.3.9in respect of BioNTech Technology solely or jointly owned by BioNTech existing as of the Signing Date, neither BioNTech nor its Affiliates are subject to any funding agreement with any government or Governmental Authority;

13.3.10as of the Effective Date (a) there are no BioNTech Third Party Agreements other than the Current Licenses set forth in Schedule 1.45, (b) true and complete copies of each Current License (other than the Fosun Agreement) have been provided to Pfizer, (c) except as provided in the Current Licenses, no Third Party has any right, title or interest in or to, or any license under, any BioNTech Technology in the Field, (d) no rights granted by or to BioNTech or its Affiliates under any Current License conflict with any right or license granted to Pfizer or its Affiliates hereunder and (e) BioNTech and its Affiliates are in compliance in all material respects with all Current Licenses;

13.3.11as of the Signing Date, to BioNTech’s knowledge, the use by BioNTech or Pfizer (or their respective Affiliates or Sublicensees) of the BioNTech Technology in accordance with this Agreement, and the Development, Manufacture or Commercialization of those Candidates listed in Schedule 1.21 or Products incorporating such Candidates in accordance with this Agreement (a) does not and will not infringe any Patent Right of any Third Party or (b) will not infringe the claims of any published Third Party pending Patent Right when and if such claims issue;

13.3.12as of the Effective Date, there is no (a) written claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to BioNTech’s knowledge, made or threatened (irrespective of whether or not in writing) against BioNTech or any of its Affiliates or (b) judgment or settlement against or owed by BioNTech or any of its Affiliates, in each case in connection with the BioNTech Technology, the Current Licenses, any Candidate or Product or relating to the transactions contemplated by this Agreement;

13.3.13as of the Signing Date, BioNTech and its Affiliates (a) have claimed and remunerated all employee inventions of their respective employees comprised within the GEIA Technology in accordance with the provisions of the GEIA; and (b) are entitled to unrestrictedly claim all rights to employee inventions of their employees comprised within the GEIA Technology;

13.3.14as of the Signing Date, BioNTech has obtained all necessary assignment documents for the BioNTech Technology inventions in its files and maintains written track records of the proper claiming of any inventions made by employees of BioNTech, its Affiliates or Third Parties included in BioNTech Technology or Research and Development Program Technology by the employer and/or the proper assignment of the inventors of their rights in the invention, including the right to claim priority to said invention, to the employer;

13.3.15as of the Signing Date, BioNTech has no knowledge of (a) any inequitable conduct or fraud on any patent office with respect to any of the BioNTech Patent Rights or (b) any Person

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(other than Persons identified in the applicable patent applications or patents, as inventors of inventions disclosed in the BioNTech Patent Rights) who claims to be an inventor of an invention disclosed in the BioNTech Patent Rights;

13.3.16as of the Signing Date, BioNTech and its Affiliates are not, and to BioNTech’s knowledge, no Current Licensor or Representative of BioNTech (in each case, as applicable) is, debarred by any Regulatory Authority or the subject of debarment proceedings by any Regulatory Authority and, in the course of the discovery or pre-clinical development of any Candidate or Product, BioNTech and its Affiliates have not and, to the knowledge of BioNTech, no Current Licensor or Representative of BioNTech (in each case, as applicable) have used any employee or consultant that is debarred by any Regulatory Authority or, to the knowledge of BioNTech, is the subject of debarment proceedings by any Regulatory Authority;

13.3.17BioNTech, its Affiliates, and to BioNTech’s knowledge, all third parties and Representatives acting on BioNTech’s behalf, have and will comply in all material respects with all applicable Law and accepted pharmaceutical industry business practices in connection with this Agreement, including, to the extent applicable, the FD&C Act (21 U.S.C. § 301, et seq.), the Anti-Kickback Statute (42 U.S.C. § 1320a-7b), Civil Monetary Penalty Statute (42 U.S.C. § 1320a-7a), the False Claims Act (31 U.S.C. § 3729 et seq.), comparable state statutes, the regulations promulgated under all such statutes, and the regulations issued by the FDA, consistent with the ‘Compliance Program Guidance for Pharmaceutical Manufacturers’ published by the Office of Inspector General, U.S. Department of Health and Human Services;

13.3.18with respect to any Candidates, Products, or payments or services provided under this Agreement, BioNTech, its Affiliates, and to its knowledge all third parties and Representatives acting on BioNTech’s behalf, have not taken and will not during the Term take any action directly or indirectly to offer, promise or pay, or authorize the offer or payment of, any money or anything of value in order to improperly or corruptly seek to influence any Government Official or any other person in order to gain an improper advantage, and has not accepted, and will not accept in the future such payment;

13.3.19BioNTech, its Affiliates, and to its knowledge all third parties and Representatives acting on BioNTech’s behalf, have and will continue to comply with the laws and regulations of the countries where it operates, including Anti-Corruption Laws, accounting and record keeping laws, and laws relating to interactions with HCPs, Governments and Government Officials;

13.3.20BioNTech has implemented a compliance and ethics program containing adequate systems, policies, and procedures for the detection, investigation, documentation, and remediation of any allegations, reports, or findings related to a potential violation of Applicable Law with respect to the Products, payments, and Services under this Agreement. Such policies and procedures should set out rules governing interactions with HCPs and Government Officials, the engagement of third parties, and where appropriate, conducting due diligence, and the investigation, documentation, and remediation of any allegations, reports, or findings related to a potential violation of Applicable Law;

13.3.21BioNTech has implemented policies and procedures, including but not limited to anti-corruption policies and procedures, commensurate with its current risk profile, and shall review said policies from time to time setting out rules governing interactions with HCPs and

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Government Officials, engagement of Third Parties, including, where appropriate, due diligence (“Policies”), and its Policies will mandate a robust set of internal controls, including accounting controls designed to ensure the making and keeping of fair and accurate books, records and accounts, on its operations around the world and apply worldwide to all its employees, subsidiaries, and Third Parties acting on its behalf to provide reasonable assurance that BioNTech, its subsidiaries and such Third Parties will comply with Laws, including but not limited to Anti-Corruption Laws to the extent required by such Laws. BioNTech will reasonably monitor and audit its operations and the operations of its Affiliates with the purpose of ensuring compliance with its Policies and the effectiveness of its Policies at the reasonable assurance level and make necessary changes from time to time and in response to identified issues, in particular as ~~i~~ts business activities expand;

13.3.22the Impf Group does not own or Control any Intellectual Property Rights used by BioNTech or that BioNTech may reasonably require or be useful to exploitation of any of the RNA Technology.

13.3.23BioNTech has been provided with a copy of Pfizer’s International Anti-Bribery and Anti-Corruption Principles and has communicated such principles to all persons acting on its behalf in connection with this Agreement, including its employees, agents, contractors, or subcontractors.

13.4Accuracy of Representations and Warranties.

13.4.1BioNTech will take no action which would render any representation or warranty made by BioNTech and contained in Section 13.1 or Section 13.2 inaccurate or untrue; provided that such covenant shall not apply to representations and warranties expressly given as of the Effective Date;

13.4.2BioNTech will promptly notify Pfizer of any lawsuits, claims, administrative actions, regulatory inquiries or investigations, or other proceedings asserted or commenced against BioNTech or its Representatives involving in any material way the ability of BioNTech to deliver the rights, licenses and sublicenses granted herein;

13.4.3BioNTech will promptly notify Pfizer in writing of any facts or circumstances which come to its attention and which cause, or through the passage of time may cause, any of the representations and warranties contained in Section 13.1, Section 13.2, Section 17.10 or otherwise in this Agreement to be untrue or misleading in any material respect at any time during the Term; and in addition to the foregoing, with regard to any of the representations under Section 17.10, BioNTech will suspend all affected activities (including making any related payments) under this Agreement, unless and until Pfizer determines that such activities may be resumed; provided that such covenant shall not apply to representations and warranties expressly given as of the Effective Date; and

13.4.4BioNTech undertakes to inform Pfizer if it becomes aware that a Government or Government Official has become an owner of at least one (1) percent of BioNTech’s shares or has come into a position of authority or control within the structure of BioNTech that includes influence over decisions with respect to any Products, payments, or services provided under this Agreement.

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13.5BioNTech Covenants. In addition to the covenants made by BioNTech elsewhere in this Agreement, BioNTech hereby covenants to Pfizer that, from the Effective Date until expiration or termination of this Agreement:

13.5.1BioNTech will, at all times during the term of this Agreement, maintain its licenses, consents, authorizations or registrations to do business and continue to make any notifications as may be necessary or required by local Laws, regulations, policies, or administrative requirements in order to provide the Products or Services encompassed within this Agreement, and will ensure that providing such Products or Services will not be inconsistent with any other obligation of BioNTech;

13.5.2BioNTech will not, and will cause its Affiliates not to (a) license, sell or assign (other than in a connection with a permitted assignment of this Agreement by BioNTech pursuant to Section 17.1) or otherwise transfer to any Person (other than Pfizer or its Affiliates or Sublicensees pursuant to the terms of this Agreement) any BioNTech Technology or Research and Development Program Technology (or agree to do any of the foregoing) or (b) incur or permit to exist, with respect to any BioNTech Technology or Research and Development Program Technology, any lien, encumbrance, charge, security interest, mortgage, liability, assignment, grant of license or other Binding Obligation, in each case of (a) and (b) that is inconsistent with the licenses and other rights granted (or that may be granted) to Pfizer or its Affiliates under this Agreement;

13.5.3Except as explicitly permitted under this Agreement, BioNTech will not (a) take, or omit to take, any action that diminishes the rights under the BioNTech Technology or Research and Development Program Technology granted (or that may be granted) to Pfizer or Pfizer’s Affiliates under this Agreement or (b) take, or omit to take, any action that is reasonably necessary to avoid diminishing the rights under the BioNTech Technology or Research and Development Program Technology granted (or that may be granted) to Pfizer or Pfizer’s Affiliates under this Agreement (for the avoidance of doubt, BioNTech shall not be in breach of the covenants set forth in this Section 13.5.3 due to any reasonable act or position taken in connection with the filing, prosecution, maintenance, defense or enforcement of BioNTech Technology or Research and Development Program Technology as permitted in Section 11);

13.5.4BioNTech will (a) not enter into any BioNTech Third Party Agreement that adversely affects (i) the rights granted (or that may be granted) to Pfizer, Pfizer’s Affiliates or Sublicensees hereunder or (ii) BioNTech’s ability to fully perform its obligations hereunder; (b) not amend or otherwise modify any BioNTech Third Party Agreement (including any Current License) or consent or waive rights with respect thereto in any manner that (A) adversely affects the rights granted (or that may be granted) to Pfizer or Pfizer’s Affiliates or Sublicensees hereunder or (B) BioNTech’s ability to fully perform its obligations hereunder; (c) promptly furnish Pfizer with true and complete copies of all (1) amendments to the Current Licenses and (2) BioNTech Third Party Agreements and related amendments executed following the Effective Date (in each case with redactions only in respect of sensitive information which is not relevant for the purposes of this Agreement); (d) remain, and cause its Affiliates to remain, in compliance in all material respects with all BioNTech Third Party Agreements; and (e) furnish Pfizer with copies of all notices received by BioNTech or its Representatives relating to any alleged breach or default by BioNTech or its Representatives under any BioNTech Third Party Agreement within ten (10) Business Days

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after receipt thereof (in each case with redactions only in respect of sensitive information which is not relevant for the purposes of this Agreement); and

13.5.5BioNTech will not enter into or otherwise allow itself or its Representatives to be subject to any agreement or arrangement, other than the Current Licenses, which limits the ownership or licensed rights of Pfizer or its Affiliates with respect to, or limits the ability of Pfizer or its Affiliates to grant a license, sublicense or access, or provide or provide access or other rights in, to or under, any Intellectual Property Right or material (including any Patent Right, Know-How or other data or information), in each case, that would, but for such agreement or arrangement, be included in the rights licensed or assigned (or that may be licensed or assigned) to Pfizer or its Affiliates pursuant to this Agreement

13.5.6BioNTech and its Affiliates will maintain or obtain valid and enforceable agreements with or from all inventors of BioNTech Technology or Research and Development Program Technology who are employed by or otherwise acting on behalf of BioNTech or its Affiliates assigning to BioNTech or its Affiliates each such inventor’s entire right, title and interest in and to all such BioNTech Technology or Research and Development Program Technology (except to the extent applicable Law provides that all right, title and interest in and to such BioNTech Technology or Research and Development Program Technology automatically vests in BioNTech or its Affiliates by operation of law).

13.5.7BioNTech will unrestrictedly claim and remunerate (and procure that its Affiliates will unrestrictedly claim and remunerate) all employee inventions of their respective employees comprised within the GEIA Technology in accordance with the provisions of the GEIA.

13.5.8In respect of GEIA Technology created after the Effective Date to which Pfizer shall obtain a license hereunder, BioNTech will use Commercially Reasonable Efforts (and will procure that its Affiliates use Commercially Reasonable Efforts) to conclude agreements with BioNTech employee inventors regarding the respective inventions by which the respective inventors: (a) waive the employer’s obligation to release the employee invention and to enable the employee inventor upon request to apply for foreign Intellectual Property Rights for such foreign countries in which it does not intend to apply for Intellectual Property Rights (Sec. 14 GEIA); and (b) waive the employer’s obligation to notify the employee inventor and to transfer the right in the invention to the employee inventor at the latter’s request and expense, if it does not intend to pursue the application for the grant on an Intellectual Property Right for the invention any further or if it does not want to maintain the Intellectual Property Right granted for the job-related invention (Sec. 16 GEIA); and (c) waive the employer’s obligation to acknowledge protectability of the invention in case the employer decides not to file a registration, but to keep the invention secret (Sec. 17 GEIA);

13.5.9To the extent BioNTech Technology or Research and Development Program Technology is created after the Effective Date by inventors employed by or acting on behalf of BioNTech’s or its Affiliates’ Third Party subcontractors, BioNTech will (a) use Commercially Reasonable Efforts (and will procure that its Affiliates use Commercially Reasonable Efforts) to obtain valid and enforceable agreements with their respective Third Party subcontractors imposing on their Third Party subcontractors the obligation to claim the rights in the invention in accordance with applicable Law and to conclude agreements with its employee inventors assigning to the respective Third Party subcontractor each such inventor’s entire right, title and interest in and to all

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such BioNTech Technology or Research and Development Program Technology (except to the extent applicable Law provides that all right, title and interest in and to such BioNTech Technology or Research and Development Program Technology automatically vests in the Third Party subcontractor by operation of law) and, (b) to the extent GEIA applies to such BioNTech Technology or Research and Development Program Technology, use Commercially Reasonable Efforts to obtain a waiver of inventor in his rights in Sec. 14, 16 and 17 GEIA;

13.5.10with respect to any BioNTech Technology or Research and Development Program Technology to which Pfizer shall obtain a license hereunder that is made after the Effective Date in the jurisdiction of the GEIA by an inventor on behalf of BioNTech or its Affiliates who is employed by a university pursuant to Sec. 42 GEIA (e.g. university professors, research assistants), BioNTech will use Commercially Reasonable Efforts (and will procure that its Affiliates use Commercially Reasonable Efforts) to obtain valid and enforceable trifold agreements with such inventor and the respective university by which the university (a) waives its entire right, title and interest in and to that BioNTech Technology or Research and Development Program Technology made by the inventor, (b) the inventor assigns its rights, title and interest in and to that BioNTech Technology or Research and Development Program Technology to BioNTech or its Affiliates, (c) the inventor waives its rights pursuant to Sec. 14, 16 and 17 GEIA as well as (d) waives its negative publication right (Sec. 42 Nr. 2 GEIA) vis-a-vis BioNTech or its Affiliates;

13.5.11with respect to animals used in conducting activities under this Agreement, BioNTech will, and will cause its Affiliates and permitted subcontractors to, comply with its policies on animal care and use which shall be no less strict than Pfizer’s Corporate Policy regarding Animal Care and Use, attached hereto as Exhibit C (except where in conflict with applicable Law);

13.5.12with respect to Human Material used, including collection or transfer, by BioNTech, its Affiliates or permitted subcontractors in conducting activities under this Agreement, (a) such use shall be in accordance with the binding part of the Research and Development Plan and shall be within the scope of and consistent with its ethical approval policies, (b) BioNTech will, and will cause its Affiliates or permitted subcontractors to, handle and use the Human Material in accordance with all applicable Laws and the ICF, which shall permit Pfizer to use the Human Material for the research purposes contemplated by this Agreement, (c) BioNTech will provide the ICF to Pfizer upon request by Pfizer, (d) the Human Material will be used for research purposes only and not be used for treatment of or administration to humans and (e) if BioNTech procures any Human Material from a Third Party such as a sample bank, it will ensure that the collection and transfer of the Human Material and the use of the Human Material for purposes of the Research and Development Plan is in accordance with all applicable Laws and recognized international standards for the protection of human research subjects;

13.5.13BioNTech shall, at all times, maintain and enforce a compliance and ethics program containing adequate systems, policies and procedures for the detection, investigation, documentation, and remediation of any allegations, reports or findings related to a potential violation of applicable Law, including Anti-Corruption Laws, with respect to the Candidates, Products, payments and services under this Agreement, which policies shall be not less strict than Pfizer’s Anti-Bribery and Anti-Corruption Principles attached hereto as Exhibit B. Such policies and procedures should set out rules governing interactions with HCPs, Government Officials, the engagement of Third Parties, and where appropriate, conducting due diligence, and the

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investigation, documentation and remediation of any allegations, reports or findings related to a potential violation of applicable Laws, and BioNTech shall, upon Pfizer's request, require any persons acting on behalf of BioNTech in connection with this Agreement to complete anti-corruption compliance training provided by Pfizer, and will notify Pfizer of any persons that require or may require such training during the Term;

13.5.14if BioNTech finds, following an investigation, credible evidence of a violation of any applicable policies and procedures that are designed to ensure compliance with any applicable Laws, including any criminal, civil or administrative laws or regulations, or violations of policies or procedures related to scientific misconduct or data integrity, BioNTech shall promptly inform Pfizer of the occurrence and the steps taken by BioNTech to remediate the occurrence;

13.5.15in it undertaking, sponsoring, or having regulatory oversight over any Clinical Trials, BioNTech shall ensure and procure that all documentation for such Clinical Trials shall comply with, and take advantage of, any applicable Laws that serve to limit product liability claims and losses having regard to the pandemic status of COVID-19, including any requirements under any declarations pursuant to the Public Readiness and Emergency Preparedness (PREP) Act in the USA or any equivalent, similar or comparable legislation in the Territory;

13.5.16In connection with its activities under this Agreement, BioNTech agrees to comply with all Applicable Laws, including all applicable Anti-Corruption Laws; and BioNTech has not taken, and will not during the term of this Agreement, take any action directly or indirectly to (i) offer, promise, provide, or authorize the offer or provision of money or anything of value, in order to improperly or corruptly seek to influence any Government Official or any other person in order to obtain or retain business or any other improper business advantage; (ii) request or accept any such improper payment; or (iii) cause a violation of any applicable Anti-Corruption Law. For example, this includes providing any inducement for such Government Official or person to approve, reimburse, prescribe, or purchase a Product, to influence the outcome of a clinical trial, or otherwise to benefit BioNTech’s business activities improperly;

13.5.17BioNTech agrees, at all times during the term of this Agreement, to: (i) maintain truthful and complete documentation supporting, in reasonable detail, the work and services performed and any expenses incurred in connection with this Agreement; and (ii) maintain financial books and records that timely, fairly, accurately, and completely reflect all financial transactions, in accordance with all Applicable Laws, including applicable Anti-Corruption Laws (for example, invoices, reports, statements, books, and other records), and shall maintain such books and records during the term of this Agreement and for five years after final payment has been made under this Agreement;

13.5.18In connection with any audit or any investigation regarding any potential violations of Applicable Laws related to this Agreement, including all applicable Anti-Corruption Laws, BioNTech agrees to permit, during the term of this Agreement and for five years after final payment has been made under this Agreement, Pfizer’s external auditors access to any non-privileged relevant books, documents, papers, and records of BioNTech involving transactions related to the Products, payments, or services provided under this Agreement; and

13.5.19BioNTech agrees, from the beginning of the Commercialization Activities onwards until the end of the Term, to maintain and enforce adequate policies and procedures

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describing the materials and information that may be distributed or discussed by BioNTech’s employees, contractors, subcontractors, or agents related to the Products, and the manner in which such persons should handle unsolicited requests for information related to off-label uses of the Products. Such policies and procedures should be designed to ensure compliance with applicable Laws and regulations.

13.6Pfizer Covenants. In addition to the covenants made by Pfizer elsewhere in this Agreement, Pfizer hereby covenants to BioNTech that, from the Effective Date until expiration or termination of this Agreement,

13.6.1In connection with its activities under this Agreement, Pfizer will, at all times during the term of this Agreement, maintain its licenses, consents, authorizations or registrations to do business and continue to make any notifications as may be necessary or required by local Laws, regulations, policies, or administrative requirements in order to provide the Products or Services encompassed within this Agreement, and will ensure that providing such Products or Services will not be inconsistent with any other obligation of Pfizer;

13.6.2Pfizer and its Affiliates maintain or will obtain valid and enforceable agreements with or from all inventors of Pfizer Improvements or Research and Development Program Technology who are employed by or otherwise acting on behalf of Pfizer or its Affiliates valid and enforceable agreements assigning to Pfizer or its Affiliates each such inventor’s entire right, title and interest in and to all such Pfizer Improvements or Research and Development Program Technology (except to the extent applicable Law provides that all right, title and interest in and to such Pfizer Improvements or Research and Development Program Technology automatically vests in Pfizer or its Affiliates by operation of law), and Pfizer and its Affiliates have made or will make any payments owing to any such inventors in respect of any Pfizer Improvements or Research and Development Program Technology or any other Person that is required in connection with the creation or exploitation of or transfer of rights to such Pfizer Improvements or Research and Development Program Technology;

13.6.3with respect to Human Material used, including collection or transfer, by Pfizer, its Affiliates or permitted subcontractors in conducting activities under this Agreement, (a) such use shall be within the scope of and consistent with its ethical approval policies, (b) Pfizer will, and will cause its Affiliates or permitted subcontractors to, handle and use the Human Material in accordance with all applicable Laws and the ICF, (c) Pfizer will provide the ICF to BioNTech upon request by BioNTech, (d) the Human Material will be used for research purposes only and not be used for treatment of or administration to humans and (e) if Pfizer procures any Human Material from a Third Party such as a sample bank, it will ensure that the collection and transfer of the Human Material and the use of the Human Material for purposes of the Research and Development Plan is in accordance with all applicable Laws and recognized international standards for the protection of human research subjects; and

13.6.4Pfizer will comply with the provisions of the Current Licenses set forth in Schedule 1.45 in respect of BioNTech Technology sublicensed to Pfizer under the respective Current Licenses insofar as Pfizer is using such BioNTech Technology;

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13.6.5Pfizer shall comply with its Anti-Bribery and Anti-Corruption Principles attached hereto as Exhibit B and its Corporate Policy regarding Animal Care and Use, attached hereto as Exhibit C; and

13.6.6in it undertaking, sponsoring, or having regulatory oversight over any Clinical Trials, Pfizer shall ensure and procure that all documentation for such Clinical Trials shall comply with, and take advantage of, any applicable Laws that serve to limit product liability claims and losses having regard to the pandemic status of COVID-19, including any requirements under any declarations pursuant to the Public Readiness and Emergency Preparedness (PREP) Act in the USA or any equivalent, similar or comparable legislation in the Territory.

13.6.7In connection with its activities under this Agreement, Pfizer agrees to comply with all applicable Laws, including all applicable Anti-Corruption Laws; and Pfizer has not taken, and will not during the term of this Agreement, take any action directly or indirectly to (i) offer, promise, provide, or authorize the offer or provision of money or anything of value, in order to improperly or corruptly seek to influence any Government Official or any other person in order to obtain or retain business or any other improper business advantage; (ii) request or accept any such improper payment; or (iii) cause a violation of any applicable Anti-Corruption Law. For example, this includes providing any inducement for such Government Official or person to approve, reimburse, prescribe, or purchase a Product, to influence the outcome of a clinical trial, or otherwise to benefit Pfizer’s business activities improperly;

13.6.8Pfizer agrees, at all times during the term of this Agreement, to: (i) maintain truthful and complete documentation supporting, in reasonable detail, the work and services performed and any expenses incurred in connection with this Agreement; and (ii) maintain financial books and records that timely, fairly, accurately, and completely reflect all financial transactions, in accordance with all applicable Laws, including applicable Anti-Corruption Laws (for example, invoices, reports, statements, books, and other records), and shall maintain such books and records during the term of this Agreement and for five years after final payment has been made under this Agreement;

13.6.9In connection with any audit or any investigation regarding any potential violations of applicable Laws related to this Agreement, including all applicable Anti-Corruption Laws, Pfizer agrees to permit, during the term of this Agreement and for five years after final payment has been made under this Agreement, BioNTech’s external auditors access to any non-privileged relevant books, documents, papers, and records of Pfizer involving transactions related to the Products, payments, or services provided under this Agreement; and

13.6.10Pfizer agrees, from the beginning of the Commercialization Activities onwards until the end of the Term, to maintain and enforce adequate policies and procedures describing the materials and information that may be distributed or discussed by Pfizer’s employees, contractors, subcontractors, or agents related to the Products, and the manner in which such persons should handle unsolicited requests for information related to off-label uses of the Products. Such policies and procedures should be designed to ensure compliance with applicable Laws and regulations;

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13.7Notifications. During the Term:

13.7.1BioNTech will promptly notify Pfizer in writing or orally in the event that it learns of:

13.7.1.1any prior art or other facts that BioNTech believes would result in the invalidity or unenforceability of any of the claims included in any of the BioNTech Patent Rights or Research and Development Program Patent Rights; or

13.7.1.2any inequitable conduct or fraud on the patent office with respect to any of the BioNTech Patent Rights or Research and Development Program Patent Rights; or

13.7.1.3any Person (other than Persons identified as inventors of inventions disclosed in the BioNTech Patent Rights or Research and Development Program Patent Rights) who claims to be an inventor of an invention disclosed in the BioNTech Patent Rights or Research and Development Program Patent Rights; and

13.7.1.4any material lawsuits, claims, administrative actions, government inquiries or investigations, or other proceedings related to the activities contemplated under this Agreement or under any Related Agreement to the extent such notification is permitted under applicable Law, except to the extent that BioNTech’s counsel reasonably believes that such disclosure to Pfizer could violate applicable privacy laws or have a significant adverse impact on BioNTech’s legal position or defense (including the loss of attorney-client privilege) with respect to any such lawsuit, claim, administrative action, government inquiry or investigation, or other proceeding. In the event that BioNTech determines that disclosure could violate applicable privacy laws or have a significant adverse impact on its legal position or defense, BioNTech shall promptly notify Pfizer that it is exercising its right not to disclose.

13.7.2Pfizer will promptly notify BioNTech in writing or orally in the event that it learns of any material lawsuits, claims, administrative actions, government inquiries or investigations, or other proceedings related to the activities contemplated under this Agreement or under any Related Agreement to the extent such notification is permitted under applicable Law, except to the extent that Pfizer’s counsel reasonably believes that such disclosure to BioNTech could violate applicable privacy laws or have a significant adverse impact on Pfizer’s legal position or defense (including the loss of attorney-client privilege) with respect to any such lawsuit, claim, administrative action, government inquiry or investigation, or other proceeding. In the event that Pfizer determines that disclosure could violate applicable privacy laws or have a significant adverse impact on its legal position or defense, Pfizer shall promptly notify BioNTech that it is exercising its right not to disclose.

13.8Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting

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hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will exist or be implied against the Party which drafted such terms and provisions.

13.9BioNTech’s Knowledge. All references in this Section 13 to BioNTech’s knowledge (or equivalent) shall refer to the actual knowledge after reasonable internal inquiry of BioNTech’s management comprising those individuals set forth in Schedule 13.9.

13.10Disclaimer. THE FOREGOING REPRESENTATIONS AND WARRANTIES OF EACH PARTY ARE IN LIEU OF ANY OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED.

13.11Compliance Certificates. Each Party agrees to complete and submit to the other, on an annual basis for the Term, a certification in the form set out in  Schedule 13.11 (an ABAC Compliance Certification).

14.	Government Approvals; Term and Termination

14.1Government Approvals. Each of BioNTech and Pfizer will cooperate with the other Party and to make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or useful for the consummation of the transactions as contemplated hereby including the collection of Human Material.

14.2Term. The term of this Agreement (the “Term”) will commence on the Effective Date and shall continue, unless terminated earlier in accordance with this Section  14, for so long as either at least one Candidate or Product is being Developed for use in the Territory or a Product Commercialized anywhere in the Territory.

14.3Termination for Cause by a Party. Either Party may terminate this Agreement for cause, at any time during the Term, by giving written notice to the other Party in the event that such other Party commits a material breach of its obligations under this Agreement which, taking into account the breached obligation and the effect of the breach, has a material detrimental effect on the overall total value and fundamental purpose of this Agreement, and such material breach remains uncured for at least one hundred and [***], in each case measured from the date written notice of such material breach is given to the other Party; provided, however, that if any breach is not reasonably curable within [***] and if the Party accused of breach is making a bona fide effort to cure such breach, such termination will be delayed for a time period either to be agreed by both Parties (which non-breaching Party's consent shall not be unreasonably withheld or conditioned) or in the absence of agreement for such reasonable additional period required to cure the breach (having regard to the nature of the breach and steps required to cure it) in order to permit the Party accused of a breach a reasonable period of time to cure such breach. If the alleged material breach relates to the non-payment of any amount due under this Agreement, the cure period will be tolled pending resolution of any bona fide dispute between the Parties as to whether such payment is due. For the avoidance of doubt, a Party’s failure to use Commercially Reasonable Efforts to Commercialize the Product in its

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Commercialization Territory may constitute a material breach of this Agreement if such failure is a material default that has materially diminishes the overall total value and fundamental purpose of this Agreement.

14.4Termination by Pfizer for Convenience. [***], Pfizer may terminate this Agreement, on a country-by-country basis or in its entirety for convenience upon [***] prior written notice [***] (which notice period may be shortened by BioNTech in BioNTech’s sole discretion through written notice to Pfizer at any time after BioNTech’s receipt of such termination notice) without any liability to BioNTech.

14.5Termination by Pfizer for [***]. [***].

14.6Termination Following Certain Violations.

14.6.1Cause for Termination following Certain Violations. Subject to Section 14.8, this Agreement may be terminated at any time during the Term by either Party immediately upon written notice to the other Party (the “Violating Party”) if:

14.6.1.1the Violating Party is convicted of violating any Anti-Corruption Law in connection with the performance of its obligations under this Agreement and such violation materially adversely affects the ability of either Party to perform its Commercialization Activities or Medical Activities;

14.6.1.2the Violating Party enters into a settlement or other resolution that includes an admission of liability under any such Anti-Corruption Law in connection with this Agreement and such admission of liability materially adversely affects the ability of either Party to perform its Commercialization Activities or Medical Activities;

14.6.1.3the Violating Party materially breaches any of its covenants, contained in Section 13.5.14, 13.5.16, 13.5.17 or 13.5.18, or violates any Anti-Corruption Law in connection with its Commercialization Activities or Medical Activities and such violation materially adversely affects the ability of either Party to perform its Commercialization Activities or Medical Activities (provided that the term “material” shall be interpreted taking into account each Party's responsibilities under the Agreement);

provided that in each case, that the Violating Party has not cured (such cure to be pursuant to Section 14.6.2, as applicable) such material breach or violation within ninety (90) days after written notice delivered by the non-Violating Party to the alleged Violating Party requesting cure of the breach.

14.6.2Cure of Violations of Anti-Corruption Laws. With respect to any breach resulting in a right of termination under Section 14.6.1, such breach may be cured by taking all of the following actions to the extent relevant to such breach:

14.6.2.1diligent investigation of the facts relating to such breach or violation by the Violating Party and, to the extent not covered by any opinion from the Violating Party’s counsel that such disclosure would waive any applicable privilege attaching to such findings, the sharing of the investigation’s findings with the other Party;

14.6.2.2appropriate disciplinary action by the Violating Party (which may include termination) with respect to any of its directors, officers or employees who the Violating

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Party believes was responsible for or involved in the breach or violation, or any related violation of the Violating Party’s compliance and ethics program;

14.6.2.3appropriate remedial action by the Violating Party, which may include termination of any contractor, agent, sub-contractor, customer, other Person or vendor that the Violating Party believes was responsible for or involved in the breach or violation or termination of any business or relationship that the Violating Party believes was obtained through bribery; and

14.6.2.4presentation to the other Party of the Violating Party’s plan for resolution or remediation of the breach or violation and informing the other Party that the Violating Party has initiated activities under such plan (e.g., through the applicable Committee(s) or other applicable mechanism under this Agreement) unless the Violating Party has received an opinion from counsel that such disclosure would waive any applicable privilege attaching to such plan.

14.7Exclusion of termination rights. Save for the rights expressly set out in this Agreement, neither Party may terminate this Agreement prior to expiry of the term under any common law right or other remedy.

14.8Effects of Expiration or Termination.

14.8.1General. Upon the expiration or termination of this Agreement, with regard to the Product in the countries that are the subject of such expiration or termination, the Parties acknowledge and agree that, except as otherwise expressly set forth in this Agreement and subject to Section 14.8.8, each Party’s rights and obligations under this Agreement will terminate in their entirety (including all rights and licenses and sublicenses granted by either Party to the other Party hereunder, and all sublicenses granted to Affiliates or Third Parties under the rights granted hereunder) with respect to the Terminated Territory from and after the Termination Effective Date.

14.8.2Termination for Cause by a Party. In the event that a Party terminates this Agreement for cause pursuant to Section 14.3 or upon its expiration, all rights and obligations of each Party hereunder will cease (including all rights and licenses and sublicenses granted by either Party to the other Party hereunder, and all sublicenses granted to Affiliates or Third Parties under the rights granted hereunder), except as otherwise expressly provided herein.

14.8.3Termination for Pfizer’s Convenience. Upon Pfizer's termination of the Agreement as a whole pursuant to Section 14.4, (a) Pfizer shall pay for all Shared Development Costs (i) incurred by either Party in accordance with the binding portions of the Research and Development Plan, Manufacturing Plan and Development Budget up to the date notice is served to terminate by Pfizer; and (ii) that are irrevocably committed to by a Party prior to the date notice is served to terminate by Pfizer in accordance with the binding portions of the Research and Development Plan, Manufacturing Plan and Development Budget, and which costs cannot be refunded, reduced or otherwise allocated to another project; and (b) Pfizer shall pay for all future Development costs that are irrevocably committed to by BioNTech in accordance with the binding portions of the Research and Development Plan, Manufacturing Plan and Development Budget prior to the date notice is served to terminate by Pfizer, and which costs cannot be refunded, reduced or otherwise allocated to another project.

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14.8.4No Effect on Related Agreements. Unless explicitly agreed otherwise, termination or expiration of this Agreement shall not affect any other agreements concluded hereunder, including the Manufacturing agreements pursuant to Section  7.

14.8.5Termination-specific Definitions. Solely for purposes of this Section  14:

14.8.5.1“Termination Effective Date” means the effective date of expiration or termination with respect to the Product in the applicable Terminated Territory.

14.8.5.2“Terminated Territory” means (i) in the event of termination pursuant to Section 14.4, those countries regarding which such termination has occurred (to the extent this Agreement is not terminated with respect to the entire Territory pursuant to Section 14.4) or (ii) in the event of expiration or any other termination, the entire Territory.

14.8.6Return of Rights and Materials. BioNTech will have the sole right, as between the Parties, to Develop, Manufacture, Commercialize and otherwise exploit the Product in and for the Terminated Territory. Accordingly, upon the Termination Effective Date for such Product, or such earlier time as is indicated in this Section 14.8.6, the Parties will undertake the activities set forth below; provided that in the event that BioNTech terminates this Commercialization Agreement pursuant to Section 14.3, the remedies provided for in this Section 14.8.6 shall be taken into account to reduce any damages calculation awarded in any action relating to Pfizer’s alleged material breach of this Agreement:

14.8.6.1Cessation of Activities. Pfizer will, except as required under this Section 14.8 or as required by applicable Law, immediately cease all of its Commercialization Activities in or for the Terminated Territory as of the Termination Effective Date, and (x) if BioNTech terminates this Agreement pursuant to Section 14.3 or Pfizer terminates this Agreement pursuant to Section 14.4, BioNTech shall be entitled to request from Pfizer to purchase, or re-purchase, as applicable, any or all of the inventory of Product then owned by Pfizer that is of appropriate quality for sale or resale by BioNTech (provided that if Pfizer is obligated to supply Product pursuant to Section 14.8.6.5, BioNTech shall be obligated to first purchase, or re-purchase, as applicable all such inventory of Product then owned by Pfizer of such saleable quality prior to Pfizer manufacturing or having manufactured for it Product pursuant to Section 14.8.6.5) and (y) if Pfizer terminated this Agreement pursuant to Section 14.3, then Pfizer shall be entitled to require BioNTech to purchase, or re-purchase, as applicable, any or all such inventory of Product then owned by Pfizer of such saleable quality, and in each case of (x) or (y) with the understanding that (i) the Party having such option may exercise such option by providing written notice thereof to the other Party within [***] after the Termination Effective Date, and upon exercise of such option, (ii) Pfizer shall promptly ship such inventory of Product to BioNTech or its designee, and (iii) BioNTech shall pay Pfizer the Transfer Price (or cancel any outstanding unpaid invoices) for such inventory of Product, including all shipping costs.

14.8.6.2Product Data. Pfizer, upon BioNTech’s written request and subject to any applicable obligations to Third Parties, will promptly transfer to BioNTech copies of all data, reports, records, and other Know-How specified in such request that (i) solely relate to the Product, (ii) was generated by or on behalf of Pfizer or its Affiliates under this

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Agreement, (iii) is reasonably necessary for BioNTech’s continued Commercialization of the Product in the Terminated Territory, and (iv) is at the time of such request in Pfizer’s or its Affiliates’ possession and Control (“Terminated Product Data”), provided that Pfizer shall not be obligated to provide to BioNTech any such Terminated Product Data where Pfizer or its Affiliates are restricted from doing so by Applicable Law or the terms and conditions of any agreement between Pfizer or any of its Affiliates and a Third Party. The Terminated Product Data will be provided in the form in which Pfizer or its Affiliates has maintained such Terminated Product Data; provided that Pfizer will not unreasonably withhold its consent and cooperation, if necessary, in connection with BioNTech’s (or its designee’s) further Commercialization of the Product in the Terminated Territory to obtain original hardcopies or duplicate copies thereof. BioNTech shall not disclose the Terminated Product Data to any Third Party, except to the extent necessary for BioNTech, after the Termination Effective Date, to Commercialize the Product in the Terminated Territory and, for clarity, BioNTech shall have no right to use or to permit any Affiliate or Third Party to use any or the Terminated Product Data outside of the Territory (except in accordance with the licenses granted under this Agreement).

14.8.6.3Transfer or Destruction of Confidential Information. Pfizer will promptly transfer to BioNTech, or destroy upon BioNTech’s request (and certify such destruction to BioNTech), all Confidential Information of BioNTech, except to the extent that Pfizer (i) must retain such Confidential Information in order to perform its obligations under this Section 14 or to comply with applicable Laws, (ii) is permitted to retain such Confidential Information pursuant to the terms and conditions of this Agreement or (iii) has received such Confidential Information pursuant to the Flu Collaboration License or (iv) has a need to retain or use such Confidential Information for purposes of exercising its rights or performing its obligations under the Flu Collaboration License. BioNTech will promptly transfer to Pfizer, or destroy upon Pfizer’s request (and certify such destruction to Pfizer), all Confidential Information of Pfizer, except to the extent that BioNTech (i) must retain such Confidential Information in order to perform its obligations under this Section  14 or to comply with applicable Laws, (ii) is permitted to retain such Confidential Information pursuant to the terms and conditions of this Agreement or (iii) has received such Confidential Information pursuant to the Flu Collaboration License or (iv) has a need to retain or use such Confidential Information for purposes of performing its obligations under the Flu Collaboration License.

14.8.6.4Use of the Pfizer House Mark. Following the Termination Effective Date, BioNTech will not use the Pfizer House Mark in connection with the Commercialization of the Product, including on any Packaging and Labeling, Promotional Materials or Medical Education Materials; provided that BioNTech may use any and all then-existing inventory of Packaging and Labeling, Promotional Materials and Medical Education Materials bearing the Pfizer House Mark for such time, if any, in a country within the Territory as may be required to receive any required Regulatory Approvals in such country in the Territory in connection with the removal of the Pfizer House Mark from such Packaging and Labeling, Promotional Materials or Medical Education Materials and a reasonable sell-off period thereafter (not to exceed [***]), in each case, if permitted by applicable Law; provided, further, that, promptly following the Termination Effective Date, BioNTech promptly will seek such Regulatory Approval in each applicable country

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in the Territory for the removal of the Pfizer House Mark from any existing supplies of such Packaging and Labeling, Promotional Materials and Medical Education Materials bearing the Pfizer House Mark, and BioNTech will implement the same within [***] following its receipt of such approvals.

14.8.6.5Continuation of Pfizer Licenses. Except in the event of Pfizer’s termination of this Agreement pursuant to Section 14.3 or 14.9.1, (a) [***], (b) [***], (c) [***], and (d) [***].

14.8.6.6Exclusivity. In the event of Pfizer's termination pursuant to Section 14.3 or 14.9, the Parties' obligations pursuant to Section 3.11.3 shall survive the termination or expiration of this Agreement for a period of [***] years provided that BioNTech shall not be prevented from using the Product within the Field. In the event of Pfizer’s termination pursuant to Section 14.4 or 14.5, [***].

14.8.6.7Transition Plan. In the event of any termination of this Agreement, the Parties shall prepare and agree upon a written transition plan setting forth the responsibilities of each Party and the timeline for the transition to BioNTech of the responsibilities for distribution, Commercialization and promotion of the Product in the Pfizer Commercialization Territory. Such transition plan will provide for a transition as quickly as is practicable, provided that transition planning and activities may begin prior to the Termination Effective Date and such transition shall be completed within twelve (12) months after the Termination Effective Date. Such transition plan shall not be inconsistent with this Section 14.8.6. Each Party (i) will use its Commercially Reasonable Efforts to complete the activities required of it under such transition plan in a timely manner, and (ii) bear its own costs in undertaking such activities.

14.8.7Accrued Rights. Subject to Section 14.8.6, Expiration or termination of this Agreement for any reason will be without prejudice to any right which will have accrued to the benefit of either Party prior to such expiration or termination or are attributable to activities prior to such termination or expiration, including damages arising from any breach under this Agreement. Expiration or termination of this Agreement will not relieve either Party from any obligation which is expressly indicated to survive such expiration or termination.

14.8.8Survival Period. The following sections, together with any sections that expressly survive or are intended to survive after expiration or termination, will survive expiration or termination of this Agreement for any reason: Sections 1 (Definitions), 3.5 (additional licenses), 3.7 (Sublicenses) (only to the extent the relevant licenses survive), 4.9 (Gross Profit Sharing) and 4.10 (Third Party License Payments), but only in relation to any Pfizer Quarter in which sales have occurred prior to the termination or expiration, 4.11 (Taxes), 4.12 (Currency, Source of Payments), 4.13 (Method of Payment), 4.14 (Record Keeping and Audits), 4.17 (Late Payment), 4.18 (No Double Counting), 5.4.2 (Title to Materials), 5.4.4 (Return of Proprietary Materials), 8.2.6.2 (Transfer of Regulatory Filings by Pfizer), 8.7 (Liability), 9.2.2, 9.3.1.2 and 9.3.2.2 (Product Liability), 9.10 (Returns) and 9.11 (Recalls), but, in each case of 9.2.2, 9.3.1.2, 9.3.2.2, 9.10 and 9.11, only in relation to sales of Product that occurred prior to termination, 11.2 (Ownership of Intellectual Property), 11.3.1.2 and 11.3.1.3 (Filing, Prosecution and Maintenance of Patent Rights), 11.3.2 (Joint Patent Rights), 11.3.6 (Liability), 12 (Confidentiality), 14.8 (Effects of Termination), 14.9 (Provision for Insolvency), 16.1 (No Consequential Damages), 16.2

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(Indemnification by Pfizer), 16.3 (Indemnification by BioNTech), 16.4 (Procedure), 17 (Miscellaneous) and, to the extent an Enforcement Action or Infringement Claim is active, live or pending at the time of expiry or termination, Sections 11.4 or 11.8, as applicable.

14.9Provision for Insolvency.

14.9.1Termination Right. BioNTech will be deemed a “Debtor” under this Agreement if, at any time during the Term (a) a case is commenced by or against BioNTech under the Bankruptcy Code, (b) BioNTech files for or is subject to the institution of bankruptcy, reorganization, liquidation or receivership proceedings (other than a case under the Bankruptcy Code), (c) BioNTech assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for BioNTech’s business or (e) a substantial portion of BioNTech’s business is subject to attachment or similar process; provided, however, that in the case of any involuntary case under the Bankruptcy Code, BioNTech will not be deemed a Debtor if the case is dismissed within 60 days after the commencement thereof. If BioNTech is deemed a Debtor, then Pfizer may terminate this Agreement by providing written notice to BioNTech. If Pfizer terminates this Agreement pursuant this Section 14.9.1, then: (i) all licenses granted to Pfizer under this Agreement will become irrevocable and perpetual, and Pfizer will have no further obligations to BioNTech under this Agreement other than (A) those obligations that expressly survive termination in accordance with Section 14.8.8 and (B) an obligation to pay royalties with respect to Net Sales of Products in an amount equal to 100% of the amount that would otherwise have been payable under this Agreement, such amount to be paid in accordance with and subject to the other terms of this Agreement governing the payment of royalties; (ii) such termination will not be construed to limit BioNTech’s right to receive payments that accrued before the effective date of such termination; (iii) Pfizer will have the right to offset, against any payment owing to BioNTech as provided for under clause (i), above, any damages found or agreed by the Parties to be owed by BioNTech to Pfizer; and (iv) nothing in this Section 14.9.1 will limit any other remedy Pfizer may have for any breach by BioNTech of this Agreement.

14.9.2Rights to Intellectual Property. All rights and licenses now or hereafter granted by BioNTech to Pfizer under or pursuant to any Section of this Agreement, including Sections 3.1.1, 3.2.1, 3.3, 3.4.1, 3.5.1 and Section 9 hereof, are rights to “intellectual property” (as defined in the Bankruptcy Code). The Parties hereto acknowledge and agree that the payments provided for under Sections 4 and all other payments by Pfizer to BioNTech hereunder or under this Agreement do not constitute royalties within the meaning of Section 365(n) of the Bankruptcy Code or relate to licenses of intellectual property hereunder. If (a) a case under the Bankruptcy Code is commenced by or against BioNTech, (b) this Agreement is rejected as provided in the Bankruptcy Code and (c) Pfizer elects to retain its rights hereunder as provided in Section 365(n) of the Bankruptcy Code, then BioNTech (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) will provide to Pfizer all Intellectual Property Rights licensed hereunder, and agrees to grant and hereby grants to Pfizer and its Affiliates a right to access and to obtain possession of and to benefit from and, in the case of any chemical or biological material or other tangible item of which there is a fixed or limited quantity, to obtain a pro rata portion of, each of the following to the extent related to any Candidate or Product, or otherwise related to any right or license granted under or pursuant to this Agreement: (i) copies of pre-clinical and clinical research data and results; (ii) all of the following (to the extent that any of the following are so related): BioNTech Materials, cell lines, antibodies, assays, reagents and other biological

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materials; (iii) samples or Candidates and Products; (iv) BioNTech Technology, Product Technology, and RNA Technology, (v) laboratory notes and notebooks; (vi) Candidate and Product data or filings, and (vii) rights of reference in respect of filings for and Regulatory Approvals, all of which constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code, and (viii) all other embodiments of such intellectual property, whether any of the foregoing are in BioNTech’s possession or control or in the possession and control of any Third Party but which BioNTech has the right to access or benefit from and to make available to Pfizer. BioNTech will not interfere with the exercise by Pfizer or its Affiliates of rights and licenses to Intellectual Property Rights licensed hereunder and embodiments thereof in accordance with this Agreement and agrees to use Commercially Reasonable Efforts to assist Pfizer and its Affiliates to obtain such Intellectual Property Rights and embodiments thereof in the possession or control of Third Parties as reasonably necessary or useful for Pfizer or its Affiliates or Sublicensees to exercise such rights and licenses in accordance with this Agreement.
14.9.3No Limitation of Rights. All rights, powers and remedies of Pfizer provided in this Section 14.9 are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at Law or in equity (including the Bankruptcy Code) in the event of the commencement of a case under the Bankruptcy Code involving BioNTech. To the extent equivalent rights exist under the Bankruptcy Code existing from time to time in the jurisdiction where BioNTech is established the foregoing provisions shall be interpreted in accordance with such equivalent rights, and where such equivalent rights to not exist Pfizer shall be entitled to avail of itself all remedies and rights available to it as a creditor and licensee of Intellectual Property Rights under such local Bankruptcy Code.

15.	Change of Control

15.1Change of Control. If a Change of Control occurs with respect to a Party and a Third Party during the Term, or if a Party or any of its Affiliates acquires or merges with a Third Party during the Term, (in either case such Party being the “Affected Party”):

15.1.1if such Third Party is, at the time of such Change of Control or acquisition or merger, conducting activities that would cause the Affected Party or one of its Affiliates to violate Section 3.11.1 (such activities, a “Acquisition Program”), then such Affected Party or such Third Party shall be permitted to continue such Acquisition Program and such continuation will not constitute a violation of Section 3.11.1;

15.1.2the provisions of Section 12.7 shall apply and no Confidential Information of the other Party or its Affiliates may be disclosed to the Third Party and shall not be used in any Acquisition Program (if any) and the Affected Party shall implement and maintain, in accordance with such Affected Party’s internal commercially reasonable practices, an information and personnel barrier between the working teams involved in the day to day conduct of such Affected Party’s internal program of Development and Manufacture of Candidates and Products under this Agreement, and any activities of the Third Party, including under any Acquisition Program; and

15.1.3if BioNTech is the Affected Party, then [***].

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15.2Effects of Change of Control. In the event of a Change of Control of BioNTech by during the Term, the following provisions of this Section 15 shall also apply:

15.2.1BioNTech Intellectual Property. All BioNTech Technology and Research and Development Program Technology, Controlled by BioNTech immediately prior to such BioNTech Change of Control shall continue to be BioNTech Technology and Research and Development Program Technology licensed to Pfizer for purposes of this Agreement.

15.2.2Existing Acquirer Intellectual Property. Patent Rights and Know-How that were Controlled by the entity acquiring BioNTech or such entity’s Affiliates that were not Affiliates of BioNTech prior to such BioNTech Change of Control (collectively, the “Acquirer”) shall not be included within the licenses granted to Pfizer hereunder.

15.2.3Independent Intellectual Property. Patent Rights and Know-How that, following such BioNTech Change of Control, are developed, made or otherwise acquired or Controlled by the Acquirer outside of the Research and Development Plan, or the Manufacturing Plan or outside of conducting Commercialization or regulatory activities pursuant to this Agreement and without use of Pfizer’s Technology, Pfizer's Confidential Information, Research and Development Program Technology, BioNTech Improvements or BioNTech Technology shall not be included within the Research and Development Program Technology or BioNTech Technology or BioNTech Third Party Agreements (it being understood, however, for the avoidance of doubt, that all BioNTech Technology, Research and Development Program Technology, and Intellectual Property Rights developed by BioNTech or the Acquirer in the course of, or used by BioNTech or the Acquirer under the Research and Development Plan, used in the Manufacture of the Candidates or Products by BioNTech, or used by BioNTech in its Commercialization or regulatory activities, shall be licensed to Pfizer pursuant to the licenses set forth in this Agreement).

15.2.4Research and Development Program Technology. No Research and Development Program Technology Controlled by Pfizer including Pfizer Improvements shall be licensed or sub-licensable to the Acquirer, and no Confidential Information of Pfizer or its Representatives shall be disclosed to the Acquirer, in each case without the prior written consent of Pfizer.

15.2.5Effect on Certain Agreement Provisions. From and after the effective date of a BioNTech Change of Control by a Specified Person, the Acquirer shall not be considered an “Affiliate” for the purposes of this Agreement, provided that the Acquirer does not engage in any activities otherwise restricted under Section 3.11 using any Research and Development Program Technology, Pfizer Technology, Pfizer Improvements or Confidential Information of Pfizer.

16.	Limitation of Liability, Indemnification and Insurance

16.1No Consequential Damages. Except with respect to liability arising from a breach of Sections 11 or 12, from any willful misconduct or intentionally wrongful act, or to the extent such Party may be required to indemnify the other Party under this Section 16, in no event will either Party or its Representatives be liable under this Agreement for any special (only as related to indirect, incidental or consequential damages), indirect, incidental, consequential or punitive damages, whether in contract, warranty, tort, negligence, strict liability or otherwise, including loss of indirect profits or revenue suffered by the other Party or any of its Representatives. Without limiting the generality of the foregoing,

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“consequential damages” will be deemed to include, and neither Party will be liable to the other Party or any of such other Party’s Representatives or stockholders for any damages based on or measured by loss of projected or speculative future sales of the Products, any development, regulatory, launch or sales threshold milestone payments due or any other unearned, speculative or otherwise contingent payments provided for in this Agreement.

16.2Indemnification by Pfizer. Pfizer will indemnify, defend and hold harmless BioNTech, each of its Affiliates, and each of its and its Affiliates’ employees, officers, directors and agents (each, a “BioNTech Indemnified Party”) from and against any and all claims, causes, or allegations (whether threatened or pending), judgments, expenses, damages, liabilities, obligations, fees (including the reasonable fees of attorneys and other consulting or testifying professionals), costs and losses (collectively, “Liabilities”) that the BioNTech Indemnified Party may be required to pay to one or more Third Parties resulting from or arising out of (a) use of the Pfizer Technology, Pfizer Materials, and/or Pfizer Know-How disclosed by or on behalf of Pfizer in accordance with the rights licensed under this Agreement infringing a Third Party Patent Right or misappropriating a Third Party trade secret, (b) use of the Pfizer House Marks in accordance with the rights licensed under this Agreement or (c) the material breach by Pfizer of any of its representations, warranties or covenants set forth in Section 5.4.1, Section 13.1 or Section 13.2 or Section 13.6; except, in each case, to the extent caused by the negligence, recklessness or intentional misconduct of BioNTech or any BioNTech Indemnified Party or to the extent BioNTech indemnifies Pfizer under this Agreement.

16.3Indemnification by BioNTech. BioNTech will indemnify, defend and hold harmless Pfizer, its Affiliates, Sublicensees, contractors, distributors and each of its and their respective employees, officers, directors and agents (each, a “Pfizer Indemnified Party”) from and against any and all Liabilities that the Pfizer Indemnified Party may be required to pay to one or more Third Parties resulting from or arising out of (a) use of the BioNTech Technology [***], BioNTech Materials, and/or BioNTech Know-How disclosed by or on behalf of BioNTech in accordance with the rights licensed under this Agreement infringing a Third Party Patent Right or misappropriating a Third Party trade secret, (b) the Candidates or Products in accordance with the rights licensed under this Agreement, save to the extent the Liabilities are in respect of (i) the exploitation of Pfizer Technology, Pfizer Materials, and/or Pfizer Know-How in accordance with the rights licensed under this Agreement infringing a Third Party Patent Right or misappropriating a Third Party trade secret or (ii) [***]; (c) use of the BioNTech House Marks in accordance with the rights licensed under this Agreement, (d) rights or obligations under the GEIA relating to inventions made by employees of BioNTech or its Affiliates or Third Party Licensors in relation to BioNTech Technology or Research and Development Program Technology used in any Candidate or Product; or (e) the material breach by BioNTech or any of its Representatives of any of its representations, warranties or covenants set forth in Section 8, Section 13.1, Section 13.2, Section 13.3, or Section 13.5; except, in each case, to the extent caused by the negligence, recklessness or intentional misconduct of Pfizer or any Pfizer Indemnified Party or to the extent Pfizer indemnifies BioNTech under this Agreement.

16.4Procedure.

16.4.1Notice. Each Party will notify the other Party in writing in the event it becomes aware of a claim for which indemnification may be sought hereunder. In the event that any Third Party asserts a claim or other proceeding (including any governmental investigation) with respect to any matter for which a Party (the “Indemnified Party”) is entitled to indemnification hereunder (a “Third Party Claim”), then the Indemnified Party will promptly notify the Party obligated to

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indemnify the Indemnified Party (the “Indemnifying Party”) thereof; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party will relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby.

16.4.2Control. Subject to either Party’s right to control any actions described in Section 9 (even where the other Party is the Indemnifying Party), the Indemnifying Party will have the right, exercisable by notice to the Indemnified Party within [***] after receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party Claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Third Party Claim (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided that (a) the Indemnifying Party has sufficient financial resources, in the reasonable judgment of the Indemnified Party, to satisfy the amount of any adverse monetary judgment that is sought, (b) the Third Party Claim seeks solely monetary damages and (c) the Indemnifying Party expressly agrees in writing that as between the Indemnifying Party and the Indemnified Party, the Indemnifying Party will be solely obligated to satisfy and discharge the Third Party Claim in full (the conditions set forth in clauses (a), (b) and (c) above are collectively referred to as the “Litigation Conditions”). [***] after the Indemnifying Party has given notice to the Indemnified Party of its exercise of its right to defend a Third Party Claim, the Indemnified Party will give notice to the Indemnifying Party of any objection thereto based upon the Litigation Conditions. If the Indemnified Party reasonably so objects, the Indemnified Party will continue to defend the Third Party Claim, at the expense of the Indemnifying Party, until such time as such objection is withdrawn. If no such notice is given, or if any such objection is withdrawn, the Indemnifying Party will be entitled, at its sole cost and expense, to assume direction and control of such defense, with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. During such time as the Indemnifying Party is controlling the defense of such Third Party Claim, the Indemnified Party will cooperate, and will cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the Third Party Claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. In the event that the Indemnifying Party does not satisfy the Litigation Conditions or does not notify the Indemnified Party of the Indemnifying Party’s intent to defend any Third Party Claim within [***] after notice thereof, the Indemnified Party may (without further notice to the Indemnifying Party) undertake the defense thereof with counsel of its choice and at the Indemnifying Party’s expense (including reasonable, out-of-pocket attorneys’ fees and costs and expenses of enforcement or defense). The Indemnifying Party or the Indemnified Party, as the case may be, will have the right to join in (including the right to conduct discovery, interview and examine witnesses and participate in all settlement conferences), but not control, at its own expense, the defense of any Third Party Claim that the other party is defending as provided in this Agreement.

16.4.3Settlement. The Indemnifying Party will not, without the prior written consent of the Indemnified Party, enter into any compromise or settlement that commits the Indemnified Party to take, or to forbear to take, any action. The Indemnified Party will have the sole and exclusive right to settle any Third Party Claim, on such terms and conditions as it deems reasonably appropriate, to the extent such Third Party Claim involves equitable or other non-monetary relief, but will not have the right to settle such Third Party Claim to the extent such Third Party Claim

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involves monetary damages without the prior written consent of the Indemnifying Party. Each of the Indemnifying Party and the Indemnified Party will not make any admission of liability in respect of any Third Party Claim without the prior written consent of the other party, and the Indemnified Party will use reasonable efforts to mitigate Liabilities arising from such Third Party Claim.

16.5Insurance. Each Party agrees to obtain and maintain, during the Term, commercial general liability insurance, including products liability insurance (or clinical trials insurance, if applicable), with minimum “A-” A.M. Best rated insurance carriers to cover its indemnification obligations under Section 16.2 or Section 16.3, as applicable, in each case with limits of not less than the equivalent of [***] U.S. Dollars (US $[***]) per occurrence and in the aggregate. All deductibles and retentions will be the responsibility of the named insured. As soon as reasonably possible, but in any case (i) prior to commencing clinical trials, with respect to clinical trials insurance in a country or (ii) prior to the First Commercial Sale, with respect to commercial general liability and products liability policies in a country, BioNTech will amend its existing insurance policies in such a way that (a) Pfizer and its Affiliates will be indemnified as principal or will be added as additional insureds on BioNTech’s commercial general liability and products liability policies (or clinical trials insurance, if applicable) and (b) Pfizer and its Affiliates will be provided a waiver of subrogation on BioNTech’s commercial general liability and products liability policies (or clinical trials insurance, if applicable). BioNTech represents and warrants that, as of the Amendment Signing Date, Pfizer and its Affiliates have been added as additional insureds to BioNTech’s primary pharma products liability insurance for the development, production and distribution of the covid19-vaccine taken out after the Effective Date for an amount equivalent to [***] U.S. Dollars (US $[***]) per occurrence and in the aggregate, and Pfizer Inc. and its Affiliates are provided a waiver of subrogation under this policy.  BioNTech undertakes to use reasonable efforts to have Pfizer and its Affiliates named as additional insureds on BioNTech’s secondary pharma products liability insurance for the development, production and distribution of the covid19-vaccine. Should BioNTech be successful in reaching agreement with its pharma products liability insurers to name Pfizer and its Affiliates as additional insureds and provide them with a waiver of subrogation, BioNTech will report this and any increase to the insurance premiums to Pfizer. If there will be an increase in BioNTech’s insurance premiums as a result of making the requested change to BioNTech’s secondary pharma products liability insurance for the development, production and distribution of the covid19-vaccine, Pfizer shall confirm its desire for Pfizer and its Affiliates to be named on such policies and shall indemnify BioNTech against such increase in insurance premiums. For U.S. exposures, additional insured status on BioNTech’s pharma products liability  insurance for the development, production and distribution of the covid19-vaccine shall be via form CG20101185 or its equivalent. Pharma products liability coverage shall be maintained for three years following termination of this Agreement. To the extent of its culpability, negligence or indemnification obligations, all coverages of BioNTech will be primary and non-contributing with any similar insurance, carried by Pfizer. Notwithstanding any provision of this Section 16.5 to the contrary, Pfizer may meet its obligations under this Section 16.5 through self-insurance. Neither Party’s insurance will be construed to create a limit of liability with respect to its indemnification obligations under this Section 16. A minimum of thirty (30) days written cancellation notice shall be given to the other Party for any cancellation, non-renewal or material change of coverage.

17.	Miscellaneous

17.1Assignment. Neither this Agreement nor any interest hereunder will be assignable by a Party without the prior written consent of the other Party, except as follows: (a) subject to the provisions of

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this Agreement in respect of Change of Control, as applicable, a Party may assign its rights and obligations under this Agreement by way of sale of itself or the sale of the portion of its business to which this Agreement relates, through merger, sale of assets and/or sale of stock or ownership interest, provided that the assignee will expressly agree to be bound by such Party’s obligations under this Agreement and that such sale is not primarily for the benefit of its creditors, (b) such Party may assign its rights and obligations under this Agreement to any of its Affiliates, provided that the assignee will expressly agree to be bound by such Party’s obligations under this Agreement and that such Party will remain liable for all of its rights and obligations under this Agreement. In addition, Pfizer may assign its rights and obligations under this Agreement to a Third Party where Pfizer or its Affiliate is required, or makes a good faith determination based on advice of counsel, to divest a Product in order to comply with Law or the order of any Governmental Authority as a result of a merger or acquisition, provided that the assignee will expressly agree to be bound by Pfizer’s obligations under this Agreement. Each Party will promptly notify the other Party of any assignment or transfer under the provisions of this Section 17.1. This Agreement will be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein will be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 17.1 will be void.

17.2Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

17.3Force Majeure. Each Party will be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse will be continued so long as the condition constituting force majeure continues and the nonperforming Party takes Commercially Reasonable Efforts to remove the condition. For purposes of this Agreement, “force majeure” will include conditions beyond the control of the Parties, including an act of God, voluntary or involuntary compliance with any regulation, applicable Law or order of any government, war, act of terror, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.

17.4Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation”, (c) the word “will” will be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any Person will be construed to include the Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections, Exhibits or Schedules will be construed to refer to Sections, Exhibits or Schedules of this Agreement, and references to this Agreement include all Exhibits and Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee

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hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (excluding e-mail or instant messaging, but a signed PDF document being acceptable), (j) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or”.

17.5Notices. Any notice or notification required or permitted to be provided pursuant to the terms and conditions of this Agreement (including any notice of force majeure, breach, termination, change of address, etc.) will be in writing and will be deemed given upon receipt if delivered personally or by facsimile transmission (receipt verified), and upon delivery if mailed by registered or certified mail or courier. Where delivery occurs outside normal working hours, notice will be deemed given at the start of normal working hours on the next Business Day. Notice shall be given to the Parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a Party as will be specified by like notice, provided, however, that notices of a change of address will be effective only upon receipt thereof):

All correspondence to Pfizer will be addressed as follows:

Pfizer Inc.

Notices: [***]

with a copy to:

Pfizer Inc.

Notices: Pfizer Legal Division

[***]

To help expedite Pfizer’s awareness and response, copies of notices may be provided to Pfizer by email but must be supplemented by one of the following methods: (a) personal delivery, (b) first class certified mail with return receipt requested, or (c) next-day delivery by major international courier, with confirmation of delivery. Electronic copies may be sent via email to [***].

All correspondence to BioNTech will be addressed as follows:

BioNTech SE

[***]

17.6Amendment. No amendment, modification or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

17.7Waiver. No provision of this Agreement will be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision hereof by the other Party will not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

17.8Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same will not affect any other portion of this Agreement, as it is the

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intent of the Parties that this Agreement will be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement will be construed as if such clause of portion thereof had never been contained in this Agreement, and there will be deemed substituted therefore such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable Law.

17.9Descriptive Headings. The descriptive headings of this Agreement are for convenience only and will be of no force or effect in construing or interpreting any of the provisions of this Agreement.

17.10Global Trade Control Laws. The Parties acknowledge that certain activities covered by or performed under this Agreement may be subject to Global Trade Control Laws. Each of the Parties will perform all activities under this Agreement in compliance with all applicable Global Trade Control Laws. Furthermore, with respect to the activities performed under this Agreement, each of the Parties represents, warrants and covenants that:

17.10.1Each Party will not, for activities under this Agreement, (a) engage in any such activities in a Restricted Market; (b) involve individuals ordinarily resident in a Restricted Market; or (c) include companies, organizations, or Governmental Authorities from or located in a Restricted Market. “Restricted Market” for purposes of this Agreement means the Crimean Peninsula, Cuba, the Donbass Region, Iran, North Korea, Sudan, and Syria, or any other country or region sanctioned by the United States or European Union.

17.10.2Each Party represents and warrants that it is not a Restricted Party and is not owned or controlled by a Restricted Party. With respect to activities performed under this Agreement, neither Party will engage or delegate to any Restricted Parties for any activities under this Agreement. Each Party will screen all relevant Third Parties involved by such Party in the activities under this Agreement under the relevant Restricted Party Lists. “Restricted Parties” for purposes of this Agreement means any individual or entity on any of the following “Restricted Party Lists”: the list of sanctioned entities maintained by the United Nations; the Specially Designated Nationals List and the Sectoral Sanctions Identifications List of the U.S. Treasury Department’s Office of Foreign Assets Control; the U.S. Denied Persons List, the U.S. Entity List, and the U.S. Unverified List of the U.S. Department of Commerce; entities subject to restrictive measures and the Consolidated List of Persons, Groups and Entities Subject to E.U. Financial Sanctions, as implemented by the E.U. Common Foreign & Security Policy; the List of Excluded Individuals / Entities published by the U.S. Health and Human Services’ Office of Inspector General; any lists of prohibited or debarred parties established under the U.S. Federal Food Drug and Cosmetic Act; the list of parties suspended or debarred from contracting with the U.S. government; and similar lists of restricted parties maintained by the Governmental Authorities of the countries that have jurisdiction over the activities conducted under this Agreement.

17.10.3Neither Party will knowingly transfer to the other Party any goods, software, technology or services that are (a) controlled under the U.S. International Traffic in Arms Regulations or at a level other than EAR99 under the U.S. Export Administration Regulations; or (b) specifically identified as an E.U. Dual Use Item or on an applicable export control list of another country.

17.10.4In the event that any of the representations in this Section 17.10 changes, the Party changing its representation will immediately inform the other Party and suspend all related

Execution Version

activities until the Parties agree to lift the suspension and move forward. For clarity, any and all activities pursuant to this Agreement which are not affected by such change in representation in this Section 17.10 shall continue without interruption.

17.11Dispute Resolution. If any dispute or disagreement arises between Pfizer and BioNTech in respect of this Agreement, they will follow the following procedures in an attempt to resolve the dispute or disagreement:

17.11.1The Party claiming that such a dispute exists will give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute.

17.11.2Within thirty (30) days of receipt of a Notice of Dispute and in advance of any meeting pursuant to Section 17.11.3, the receiving Party will provide a written response to the other Party’s claims regarding the dispute.

17.11.3Within forty-five (45) days of receipt of a Notice of Dispute, the Executive Officers will meet at a mutually agreed-upon time and location or via teleconference for the purpose of resolving such dispute to discuss the dispute or disagreement.

Notwithstanding any provision of this Agreement to the contrary, either Party may immediately initiate litigation in any court of competent jurisdiction seeking any remedy at law or in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement. The provisions of this Section 17.11 will survive for five (5) years from the date of termination or expiration of this Agreement.

17.12Governing Law. This Agreement is governed by, and all disputes arising under or in connection with this Agreement shall be resolved in accordance with, laws of England and Wales, without regard to conflict of law principles thereof.

17.13Consent to Jurisdiction and Venue. The Parties irrevocably submit to the exclusive jurisdiction of the courts of England and Wales as regards any claim, dispute or matter (whether contractual or non-contractual) arising out of or in connection with this Agreement (including its formation). Notwithstanding the foregoing, this clause shall not prevent either Party from being entitled to seek urgent interim or emergency relief (such as a preliminary injunction) before any other court of competent jurisdiction in respect of any claim, dispute or matter (whether contractual or non-contractual) arising out of or in connection with this Agreement (including its formation).

17.14Entire Agreement. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof, including (a) that certain [***] (which is hereby terminated effective as of the Effective Date, provided that such Confidential Disclosure Agreement will continue to govern the treatment of Confidential Information disclosed by the Parties prior to the Effective Date in accordance with its terms), (b) that certain [***] (which is hereby terminated effective as of the Effective

Execution Version

Date, provided that the terms of this Agreement shall also apply to all activities made under the [***]) and (c) [***] (which is hereby terminated effective as of the Effective Date).

17.15Flu Collaboration. Except as provided in Section 7.2, nothing in this Agreement varies, amends or otherwise supersedes or replaces the provisions and rights under the Flu Collaboration License, and the Flu Collaboration License and this Agreement shall be treated as separate arm's length transactions.

17.16Relationship of the Parties.

17.16.1Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever. Additionally, the Parties expressly agree that this Agreement is not intended to be treated as a partnership for taxation purposes.

17.16.2Personnel. Each Party acknowledges and agrees that all of its personnel, including its Sales Managers and PSRs, are not, and are not intended to be or to be treated as, employees of the other Party or any of its Affiliates, and that such individuals are not, and are not intended to be, eligible to participate in any benefits programs or in any “employee benefit plans,” as such term is defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, that are sponsored by the other Party or any of its Affiliates or that are offered from time to time by the other Party or its Affiliates to their own employees (the “Benefit Plans”). All matters of compensation, benefits and other terms of employment for a Party’s personnel will be a matter solely between such Party and its personnel. Each Party will be solely responsible and liable for the payment of all compensation and benefits under any such Benefit Plan to its personnel. A Party will not be responsible to the other Party (the “Hiring Party”) or to any Sales Manager or PSR used by the Hiring Party to promote or sell the Product for any compensation, expense reimbursements or benefits (including vacation and holiday remuneration, healthcare coverage or insurance, life insurance, pension or profit-sharing benefits and disability benefits), payroll-related taxes or withholdings, or any governmental charges or benefits (including unemployment and disability insurance contributions or benefits and workmen’s compensation contributions or benefits) that may be imposed upon or be related to the performance by the Hiring Party and its Sales Managers and PSRs of its obligations under this Agreement, all of which will be the sole responsibility of the Hiring Party, even if it is subsequently determined by any court or any Governmental Authority that such individual may be deemed a common law employee of the non-Hiring Party or any of its Affiliates.

17.16.3Indemnification. Each Hiring Party will indemnify, defend, and hold harmless the non‑hiring Party (the “NHP”) and its Affiliates, and the NHP’s and its Affiliates’ directors, officers, employees and agents (collectively, the “NHP Indemnitees”) from and against any claims, liabilities, costs, expenses, damages, penalties, compensation or attorney fees (“Losses”) that may be incurred or payable by any such NHP Indemnitee resulting from or in connection with any claim or other cause of action asserted by or on behalf of any Sales Manager or PSR of the Hiring Party arising out of the execution or performance of this Agreement that is based on or with respect to:

Execution Version

17.16.3.1Losses that the NHP or its Affiliates may incur resulting from any claims for benefits that any of the Hiring Party’s Sales Managers or PSRs may make under or with respect to any NHP Benefit Plans;

17.16.3.2any payment or obligation to make a payment to any Hiring Party Sales Managers or PSRs relating in any way to any compensation, benefits of any type under any Benefit Plan, and any other bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements that may be sponsored at any time by either Party or any of its Affiliates, even if it is subsequently determined by any court, the IRS or any other Governmental Authority that any of the Hiring Party’s Sales Managers or PSRs may be deemed a common law employee of the NHP or any of its Affiliates;

17.16.3.3the payment or withholding of any contributions, payroll taxes, or any other payroll‑related item by or on behalf of the Hiring Party or any of its Sales Managers or PSRs with respect to which the Hiring Party or any of its Sales Managers or PSRs may be responsible hereunder or pursuant to Applicable Law to pay, make, collect, withhold or contribute, even if it is subsequently determined by any court, the IRS or by any other Governmental Authority that any of such Hiring Party’s Sales Managers or PSRs may be deemed a common law employee of the NHP or any of its Affiliates; and

17.16.3.4failure of the Hiring Party to withhold or pay required taxes or failure to file required forms with Governmental Authorities with regard to compensation and benefits incurred or extended by a Hiring Party to its Sales Managers or PSRs.

17.16.4Improper Conduct. Notwithstanding anything to the contrary in this Section 17.16, a Hiring Party will have no liability to any NHP Indemnitee to the extent attributable to any discriminatory, harassing or retaliatory acts of the NHP, or any tortious acts (including acts constituting assault, battery or defamation) by the NHP, with respect to any Sales Managers or PSRs of the Hiring Party, or any breach by the NHP of this Agreement. Nothing contained in this Section 17.16 is intended to affect or limit any compensation payable by a Party to the other for the services rendered by a Party pursuant to this Agreement.

17.17Counterparts. This Agreement may be executed in two (2) counterparts, each of which will be an original and both of which will constitute together the same document. Counterparts may be signed and delivered by facsimile or digital (e.g., PDF) file, each of which will be binding when received by the applicable Party.

17.18No Third Party Rights or Obligations. No provision of this Agreement will be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a Party to this Agreement, and this Agreement does not give rise to any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement. However, Pfizer may decide, in its sole discretion, to use one or more of its Affiliates to perform its obligations and duties hereunder, provided that Pfizer will remain liable hereunder for the performance by any such Affiliates of any such obligations.

Execution Version

17.19Conflicting Terms. In the event of any inconsistency between the terms or definitions of this Agreement and the terms or definitions (as applicable) of any Related Agreement, the terms of this Agreement will control for purposes of this Agreement except to the extent such Related Agreement specifically provides that specified terms in such Related Agreement control; provided, however, that any actions by a Party required for compliance with its obligations under the other Related Agreements will not constitute a breach under this Agreement and any actions by a Party required for compliance with its obligations under this Agreement will not constitute a breach under any of the Related Agreements.

(Signature page follows)

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Agreement as of the Amendment Signing Date to be effective as of the Effective Date.

PFIZER INC.	BIONTECH SE

By	By

Name:	Name:

Title:	Title:

By

Name:

Title:

[Signature page to Amended and Restated Collaboration Agreement]

Exhibit A
Research and Development Plan

[***]

[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]

Exhibit B
Pfizer Anti-Bribery and Anti-Corruption Principles

Pfizer has a longstanding corporate policy that prohibits colleagues or anyone acting on our behalf from providing any payment or benefit to any person or entity in order to improperly influence a government official or to gain an unfair business advantage. Pfizer is committed to performing with integrity, and acting ethically and legally in accordance with all applicable laws and regulations, including, but not limited to, anti-bribery and anti-corruption laws. We expect the same commitment from the consultants, agents, representatives or other companies and individuals acting on our behalf (“Business Associates”), as well as those acting on behalf of Business Associates, in connection with work for Pfizer.

Bribery of Government Officials

Most countries have laws that forbid making, offering or promising any payment or anything of value (directly or indirectly) to a government official when the payment is intended to influence an official act or decision to award or retain business. Under Pfizer’s policies, “government official” is broadly interpreted and includes: (i) any elected or appointed government official (e.g., a member of a ministry of health); (ii) any employee or person acting for or on behalf of a government official, agency, or enterprise performing a governmental function; (iii) any political party, candidate for public office, officer, employee, or person acting for or on behalf of a political party or candidate for public office; or (iv) an employee or person acting for or on behalf of a public international organization (e.g., the United Nations). “Government” is meant to include all levels and subdivisions of governments (i.e., local, regional, or national and administrative, legislative, or executive). Because this definition of “government official” is so broad, it is likely that Business Associates will interact with a government official in the ordinary course of their business on behalf of Pfizer. For example, doctors employed by government-owned hospitals would be considered “government officials” under Pfizer’s policies.

The U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”) prohibits making, promising, or authorizing the making of a payment or providing anything of value to a non-U.S. government official to improperly or corruptly induce that official to make any governmental act or decision to assist a company in obtaining or retaining business, or to otherwise obtain an improper advantage. The FCPA also prohibits a company or person from using another company or individual to engage in any of the foregoing activities. As a U.S. company, Pfizer must comply with the FCPA and could be held liable as a result of acts committed anywhere in the world by a Business Associate.

Anti-Bribery and Anti-Corruption Principles Governing Interactions with Governments and Government Officials

Business Associates must communicate and abide by the following principles with regard to their interactions with governments and government officials:

•

Business Associates, and those acting on their behalf in connection with work for Pfizer, may not directly or indirectly make, promise, or authorize the making of a corrupt payment or provide anything of value to any government official to induce that government official to make any governmental act or decision to help Pfizer obtain or retain business. Business Associates, and those acting on their behalf in connection with work for Pfizer, may never make a payment to or offer a government official any item or benefit, regardless of value, as an improper inducement for such government official to approve, reimburse, prescribe, or purchase a Pfizer product, to influence the outcome of a clinical trial, or otherwise improperly to benefit Pfizer’s business activities.

•

Business Associates, and those acting on their behalf in connection with work for Pfizer, need to understand whether local laws, regulations, or operating procedures (including requirements imposed by government entities such as government-owned hospitals or research institutions) impose any limits, restrictions, or disclosure requirements on compensation, financial support, donations, or gifts that may be provided to government officials. Business Associates, and those acting on their behalf in connection with work for Pfizer, must take into account and comply with any applicable restrictions in conducting their Pfizer-related activities. If a Business Associate is uncertain as to the meaning or applicability of any identified limits, restrictions, or disclosure requirements with respect to interactions with government officials, that Business Associate should consult with his or her primary Pfizer contact before undertaking their activities.

•

Business Associates, and those acting on their behalf in connection with work for Pfizer, are not permitted to offer facilitation payments. A “facilitation payment” is a nominal, unofficial payment to a government official for the purpose of securing or expediting the performance of a routine, non-discretionary governmental action. Examples of facilitation payments include payments to expedite the processing of licenses, permits or visas for which all paperwork is in order. In the event that a Business Associate, or someone acting on their behalf in connection with work for Pfizer, receives or becomes aware of a request or demand for a facilitation payment or bribe in connection with work for Pfizer, the Business Associate shall report such request or demand promptly to his or her primary Pfizer contact before taking any further action.

Commercial Bribery

Bribery and corruption can also occur in non-government, business to business relationships. Most countries have laws which prohibit offering, promising, giving, requesting, receiving, accepting, or agreeing to accept money or anything of value in exchange for an improper business advantage. Examples of prohibited conduct could include, but are not limited to, the provision of inappropriate gifts or hospitality, kickbacks, or investment opportunities offered to improperly induce the purchase of goods or services. Pfizer colleagues are not permitted to offer, give, solicit or accept bribes, and we expect our Business Associates, and those acting on their behalf in connection with work for Pfizer, to abide by the same principles.

Anti-Bribery and Anti-Corruption Principles Governing Interactions with Private Parties and Pfizer Colleagues

Business Associates must communicate and abide by the following principles with regard to their interactions with private parties and Pfizer colleagues:

•

Business Associates, and those acting on their behalf in connection with work for Pfizer, may not directly or indirectly make, promise, or authorize the making of a corrupt payment or provide anything of value to any person to induce that person to provide an unlawful business advantage for Pfizer.

•

Business Associates, and those acting on their behalf in connection with work for Pfizer, may not directly or indirectly, solicit, agree to accept, or receive a payment or anything of value as an improper inducement in connection with their business activities performed for Pfizer.

•

Pfizer colleagues are not permitted to receive gifts, services, perks, entertainment, or other items of more than token or nominal monetary value from Business Associates, and those acting on their behalf in connection with work for Pfizer. Moreover, gifts of nominal value are only permitted if they are received on an infrequent basis and only at appropriate occasions.

Reporting Suspected or Actual Violations

Business Associates, and those acting on behalf in connection with work for Pfizer, are expected to raise concerns related to potential violations of these International Anti-Bribery and Anti-Corruption Principles or the law. Such reports can be made to a Business Associate’s primary point of contact at Pfizer, or if an Associate prefers, to Pfizer’s Compliance Group, by e-mail at corporate.compliance@pfizer.com or by phone at 1-212-733-3026.

Exhibit C
Pfizer’s Corporate Policy regarding Animal Care and Use (v. 1.2, June 18, 2017)

BACKGROUND

Pfizer is dedicated to helping people and animals live longer, healthier lives through the discovery and development of breakthrough medicines and therapies. Animal-based biomedical research in the pharmaceutical industry remains a vital component of the discovery, evaluation and regulatory processes, which lead to the development of products that save or improve human lives throughout the world. Pfizer’s Animal Care and Use policy reflects our absolute commitment that all animals used by our business are treated humanely. This means that any research involving animals is conducted only after appropriate ethical consideration and review. This review ensures that we provide a high level of care to all animals used, and that a scientifically appropriate and validated alternative to the use of animals is not available.

Why We Conduct Animal-based Biomedical Research

Pfizer is ethically and legally obliged to rigorously evaluate potential new medicines and therapies. Many of these evaluations can be, and are, accomplished by techniques that do not require the use of animals. However, given the present state of scientific knowledge, testing potential new medicines and therapies in animals is frequently critical to their evaluation, and is required by regulatory authorities worldwide to ensure the quality, efficacy and safety of the medicines we discover.

Pfizer’s Commitment to Ethical and Humane Treatment of Animals

Pfizer accepts its responsibility to use animals in a humane and ethical manner and expects all Colleagues to treat animals with respect. We approach the use of animals in our business with a high level of humane and ethical concern for those animals. All use is carefully planned and conducted in such a way as to minimize or avoid pain, distress, or discomfort to the animals. Every proposed use is thoroughly evaluated before being undertaken as the health and well-being of all animals under our care is a primary concern. Similarly, we expect any Third Party organization we engage to conduct animal-based research on our behalf to adhere to this Policy and to comply with all applicable laws and regulations.

Pfizer’s Commitment to Alternatives to Animal-based Biomedical Research

Pfizer is fully committed to the development and use of scientifically validated alternative testing methods that are acceptable to regulatory authorities and do not compromise patient safety or the effectiveness of our medicines. Pfizer continues to engage and lead cross-industry efforts aimed at developing and refining new in-vitro testing and predictive informatics-based systems that hold promise for future reduction of animal usage. Pfizer works directly with regulators and through pharmaceutical trade organizations to increase the recognition and acceptance of alternative models where such alternatives can be used appropriately.

POLICY

For as long as it remains necessary to use animals in the discovery, development, evaluation and production of new medicines, we commit to maintaining high standards in the humane treatment of these animals. Significantly, we embrace the principles known as the “3Rs” of animal research first proposed in 1959 by Russell and Burch to describe the use of alternatives in animal research. These are:

Replacement of animal experiments with non-animal experiments such as mathematical models, computer simulations, and in-vitro biological systems wherever appropriate; and where animals must be used;

Reduction of the numbers of animals used in each study, and of the number of studies involving animals, to the absolute minimum necessary to obtain valid results and achieve our research objectives; and

Refinement of procedures involving animals to minimize the potential for pain and distress.

In addition to the 3R’s, and to further assure we maintain high standards for our animals, we have adopted the following guidelines:

☐

When animal experimentation is necessary, great care is taken to choose the most appropriate animal species for the research and to optimize the study design to ensure that the results will be as meaningful as possible.

☐

Non-human primates will only be used when scientifically justified, for example in cases where other species will not provide sufficiently close analogues to the biological pathways and responses expected in humans.

☐	All studies are carefully designed to gain the maximum information from the fewest number of animals possible.
☐

Each proposed use of animals is reviewed and approved by a panel of objective experts prior to performing any experiments to ensure that the use of the animals is consistent with sound scientific practices and ethical considerations.

☐	Our standards of animal care and welfare meet or exceed those required by applicable local, national, or international laws and regulations.
☐	We regularly monitor our animals for signs of ill health or distress and take prompt action wherever appropriate. We make veterinary care available to our animals at all times.
☐	Our veterinarians and scientists evaluate every proposed animal procedure with an emphasis on eliminating or minimizing any potential for pain or distress which may be experienced by the animals.
☐

We train all Colleagues involved in the care, welfare and use of animals to ensure (a) that they are competent in the care of the animals and in the procedures required to complete the proposed work; (b) that they are aware of the ethical issues involved in the use of animals; and (c) that they demonstrate respect and humane treatment towards the animals in their care.

☐

We expect our contract research organizations, collaborators and vendors to maintain similar high standards. Parties conducting animal based research for Pfizer at their facilities are required to adhere to this Policy and to comply with all applicable laws and regulations. We perform welfare audits of Third Party facilities in accordance with our quality assurance policies.

☐

Because respect is a key tenant in our use of animals, we have also established standards regarding the use of animals in the marketing of Pfizer products. If advertisements featuring animals are used, any animal shown should be healthy and in a natural or appropriate setting. Non-human primates should not be used in the advertising of Pfizer products, and other wild animals will also not be used unless they are shown in their natural setting or portrayed through animation or computer-generated graphics.

This Policy represents Pfizer’s commitment to high-quality animal care and welfare throughout our business, and to the replacement, reduction and refinement of the use of animals in research. We are equally committed to bringing important and safe new medicines to patients.

Schedule 1.21
Candidates

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Schedule 1.45
Current Licenses

[***]

Schedule 1.49
Developing Countries List

[***]	[***]

Schedule 1.50
Development Budget

[***]

Schedule 1.94
Manufacturing Plan

[***]

Schedule 4.5
Potential Third Party Funders

[***]

1.

Schedule 4.9.5
Form of Quarterly Consolidated Report and Illustrative Gross Profit Calculation

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Schedule 6.5.2
Decision-Making Rights

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Schedule 8.1.1
Responsibilities delegated to Pfizer in the USA or other countries in the Territory where it is the Lead Development Party

[***]

Schedule 8.3
Pharmacovigilance Agreement Term Sheet

[***]

Schedule 9.7.1

Indemnification Terms

1.[***]

Schedule 12.5.1
Public Announcements

[***]

Schedule 13.3
Disclosures

[***]

[***]

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Schedule 13.9
BioNTech Management with Knowledge

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Schedule 13.11
ABAC Compliance Certification

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COMPANY NAME:

NAME:

TITLE:

DATE: